UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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EOG Resources, Inc.

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EOG RESOURCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
APRIL 28, 2010

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2010 annual meeting of stockholders (“Annual Meeting”) of EOG Resources, Inc. (“EOG”) will be held in the Nautile meeting room of the Doubletree Hotel at 400 Dallas Street, Houston, Texas, at 3:00 p.m., Houston time, on Wednesday, April 28, 2010, for the following purposes:

1. To elect seven directors to hold office until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent public accountants, as our auditors for the year ending December 31, 2010;

3. To approve an amendment to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan to increase the number of shares available for issuance under the plan and effect certain other changes;

4. To approve an amendment to the EOG Resources, Inc. Employee Stock Purchase Plan to increase the number of shares available for purchase under the plan and to extend the term of the plan;

5. To approve an amendment and restatement of the EOG Resources, Inc. Executive Officer Annual Bonus Plan to extend the term of the plan and effect certain other changes;

6. To consider three stockholder proposals, if properly presented; and

7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Holders of record of our Common Stock at the close of business on March 1, 2010 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

By Order of the Board of Directors,

MICHAEL P. DONALDSON
Corporate Secretary

Houston, Texas
March 25, 2010

EOG RESOURCES, INC.

PROXY STATEMENT

The enclosed form of proxy is solicited by the Board of Directors (“Board”) of EOG Resources, Inc. (“EOG,” “we,” “us” or “our”) to be used at our 2010 annual meeting of stockholders (“Annual Meeting”) to be held in the Nautile meeting room of the Doubletree Hotel at 400 Dallas Street, Houston, Texas, at 3:00 p.m., Houston time, on Wednesday, April 28, 2010. This proxy statement and the enclosed form of proxy will be first sent or given to our stockholders on or about March 25, 2010.

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly completed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. If you would like to attend the Annual Meeting and vote in person, you may contact EOG at (713) 651-6260 (Attention: Corporate Secretary) for directions to the Annual Meeting.

Attendance at the Annual Meeting is limited to holders of record of our Common Stock at the close of business on March 1, 2010 (“Record Date”) and EOG’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our Common Stock, such as a bank or brokerage account statement indicating that you owned shares of our Common Stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Our 2009 annual report is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. However, the annual report does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy.

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have also retained a third-party proxy solicitation firm, Morrow & Co., LLC, to solicit proxies on behalf of the Board, and expect to pay such firm approximately $7,500 for their services, plus any reasonable out-of-pocket expenses incurred. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our Common Stock held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

The mailing address of our principal executive offices is 1111 Bagby, Sky Lobby 2, Houston, Texas 77002.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders To Be Held on April 28, 2010

Pursuant to United States Securities and Exchange Commission (“SEC”) rules related to the Internet availability of proxy materials, our proxy statement, the accompanying notice of annual meeting of stockholders and form of proxy and our 2009 annual report are available via the Internet at www.eogresources.com/investors/annreport.html and at www.proxyvote.com.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our Common Stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 252,587,447 shares of our Common Stock outstanding. Other than our Common Stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Stock Ownership of Certain Beneficial Owners

The following table and accompanying footnotes set forth certain information regarding the beneficial ownership of our Common Stock by each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)) whom we know, based on filings with the SEC, beneficially owned more than five percent (5%) of our Common Stock as of December 31, 2009.

Name and Address	Number of	Percent of
of Beneficial Owner	Shares	Class(a)

Davis Selected Advisers, L.P.(b)	23,719,514	9.4%
2949 East Elvira Road, Suite 101 Tucson, AZ 85756
BlackRock, Inc.(c)	15,871,819	6.3%
40 East 52nd Street New York, NY 10022
T. Rowe Price Associates, Inc.(d)	13,253,282	5.2%
100 E. Pratt Street Baltimore, MD 21202
Capital Research Global Investors(e)	12,933,500	5.1%
333 South Hope Street Los Angeles, CA 90071

(a)	Based on 252,508,652 shares of our Common Stock outstanding as of December 31, 2009.

(b)	Based on its Schedule 13G/A filed on February 12, 2010 with respect to its beneficial ownership of our Common Stock as of December 31, 2009, Davis Selected Advisers, L.P. has sole voting power with respect to 19,329,280 shares and sole dispositive power with respect to 23,719,514 shares.

(c)	Based on its Schedule 13G filed on January 29, 2010 with respect to its beneficial ownership of our Common Stock as of December 31, 2009, BlackRock, Inc. has sole voting power and sole dispositive power with respect to 15,871,819 shares.

(d)	Based on its Schedule 13G filed on February 11, 2010 with respect to its beneficial ownership of our Common Stock as of December 31, 2009, T. Rowe Price Associates, Inc. has sole voting power with respect to 4,144,017 shares and sole dispositive power with respect to 13,253,282 shares.

(e)	Based on its Schedule 13G filed on February 11, 2010 with respect to its beneficial ownership of our Common Stock as of December 31, 2009, Capital Research Global Investors has sole voting power with respect to 5,619,500 shares and sole dispositive power with respect to 12,933,500 shares.

Stock Ownership of the Board and Management

The following table and accompanying footnotes set forth certain information regarding the ownership of our Common Stock by (1) each director and director nominee of EOG, (2) each “named executive officer” of EOG named in the “Summary Compensation Table” below and (3) all directors and executive officers of EOG as a group, in each case as of January 31, 2010.

		Stock
		Options
		and
		Stock-Settled
		Stock	Restricted
		Appreciation	Stock
	Shares	Rights	Units and
	Beneficially	Exercisable	Phantom	Total
Name	Owned(a)	by 4-1-10(b)	Shares(c)	Ownership(d)

George A. Alcorn	6,300	42,000	0	48,300
Charles R. Crisp	8,650	42,000	4,514	55,164
James C. Day	3,000	0	0	3,000
Timothy K. Driggers	33,016	9,635	1,124	43,775
Robert K. Garrison	92,524	105,339	7,051	204,914
Loren M. Leiker	258,890	213,853	6,421	479,164
Mark G. Papa	561,993	585,684	423,454	1,571,131
H. Leighton Steward	75,467	56,000	7,518	138,985
Donald F. Textor	23,000	14,000	17,188	54,188
Gary L. Thomas	229,534	433,853	135,256	798,643
Frank G. Wisner	3,000	98,000	12,950	113,950
All directors and executive officers as a group (12 in number)	1,315,010	1,601,317	615,476	3,531,803

(a)	Includes (1) shares for which the person directly or indirectly has sole or shared voting or investment power; (2) shares held under the EOG Resources, Inc. Savings Plan (“Savings Plan”) for which the participant has sole voting and investment power; (3) shares of restricted stock held under the EOG Resources, Inc. 1992 Stock Plan (as amended and restated, “1992 Stock Plan”) and the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended, “2008 Stock Plan”) for which the participant has sole voting power and no investment power until such shares vest in accordance with the provisions of the 1992 Stock Plan and the 2008 Stock Plan, respectively; and (4) shares of our Common Stock that would be received upon the vesting of restricted stock units on or before April 1, 2010.

(b)	The shares shown in this column, which are not reflected in the adjacent column entitled “Shares Beneficially Owned,” consist of (1) shares of our Common Stock that would be received upon the exercise of stock options held by the individuals shown that are exercisable on or before April 1, 2010; and (2) shares of our Common Stock that would be received upon the exercise of stock-settled stock appreciation rights (“SARs”) held by the individuals shown that are exercisable on or before April 1, 2010, based on, for purposes of this table, the closing price of our Common Stock on the New York Stock Exchange (“NYSE”) of $90.42 per share on January 29, 2010, net of a number of shares equal to the minimum statutory tax withholding requirements with respect to such exercise (which shares would be deemed forfeited in satisfaction of such taxes). The shares shown in this column are “beneficially owned” under Rule 13d-3 under the Exchange Act.

(c)	Includes (1) restricted stock units held under the 1992 Stock Plan and the 2008 Stock Plan vesting after April 1, 2010 for which the participant has no voting or investment power until such units vest and are released as shares of our Common Stock in accordance with the provisions of the 1992 Stock Plan and the 2008 Stock Plan, respectively; and (2) phantom shares held in the individual’s phantom stock account under the EOG Resources, Inc. 409A Deferred Compensation Plan (formerly known as the EOG Resources, Inc. 1996 Deferral Plan) (“Deferral Plan”) for which the individual has no voting or investment power until such phantom shares are released as shares of our Common Stock in accordance with the provisions of the Deferral Plan and the individual’s deferral election. Because such units and shares will not vest on or before April 1, 2010, the units and shares shown in this column are not “beneficially owned” under Rule 13d-3 under the Exchange Act.

(d)	None of our directors or executive officers beneficially owned, as of January 31, 2010, more than 1% of the shares of our Common Stock outstanding as of January 31, 2010. Based on 252,542,826 shares of our Common Stock outstanding as of January 31, 2010, our directors and executive officers as a group (12 in number) beneficially owned approximately 1.2% of the shares of our Common Stock outstanding as of January 31, 2010 and had total ownership of approximately 1.4% of the shares of our Common Stock outstanding as of January 31, 2010.

CORPORATE GOVERNANCE

Board of Directors

Director Independence

The Board has affirmatively determined that six of our seven current directors, namely Messrs. Alcorn, Crisp, Day, Steward, Textor and Wisner, have no direct or indirect material relationship with EOG and thus meet the criteria for independence of Article III, Section 12 of our bylaws, which are available on our website at www.eogresources.com/about/corpgov.html, as well as the independence requirements of the NYSE and the SEC.

In assessing director independence, the Board considered, among other matters, the nature and extent of any business relationships, including transactions conducted, between EOG and each director and between EOG and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated. Except with respect to Mr. Papa, the Board determined that all such relationships and transactions that it considered were not material relationships or transactions with EOG and did not impair the independence of our directors. The Board determined that Mr. Papa is not independent because he is our Chief Executive Officer (“CEO”).

Meetings

The Board held seven meetings during the year ended December 31, 2009 (including one joint meeting of the Board and the Compensation and Nominating and Governance Committees of the Board and two joint meetings of the Board and the Audit Committee of the Board).

Each director attended at least 75% of the total number of meetings of the Board and Board committees on which the director served. We encourage each director to attend our annual meeting of stockholders. Except for Mr. Crisp, each director attended our 2009 annual meeting of stockholders. Mr. Crisp was unable to attend the 2009 annual meeting of stockholders due to certain business commitments outside of the Houston, Texas area.

Executive Sessions of Non-Employee Directors

Our non-employee directors held six executive sessions during the year ended December 31, 2009. Each of our non-employee directors attended each of the executive sessions. Mr. Day was appointed by the non-employee directors as the presiding director for these sessions, and Mr. Crisp has been appointed by the non-employee directors as the presiding director for executive sessions in 2010.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chairman of the Board and CEO should be separate or combined and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The directors serving on our Board possess considerable professional and industry experience, significant experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that EOG faces. As such, the Board believes that it is in the best position to evaluate the needs of EOG and to determine how best to organize EOG’s leadership structure to meet those needs. The Board believes that the most effective leadership structure for EOG at the present time is for Mr. Papa to serve as both Chairman of the Board and CEO.

This model has succeeded because it makes clear that the Chairman of the Board and CEO is responsible for managing our business, under the oversight and review of our Board. This structure also enables our CEO to act as a bridge between management and the Board, helping both to act with a common purpose.

Mr. Papa has been our Chairman of the Board and CEO since 1999 and has been with EOG and its predecessor companies for over 28 years. Over the past 10 years, our stock price performance has significantly exceeded the performance of the Standard & Poor’s 500 Index as well as the stock price performance of substantially all of our peer group companies, thus demonstrating, we believe, the effectiveness of EOG’s leadership structure.

The Board believes that there is already substantial independent oversight of EOG’s management and a strong counterbalancing governance structure in place, as demonstrated by the following:

•	We have an independent presiding director: The presiding director is annually elected by and from the independent directors of the Board. The presiding director has clearly defined leadership authority and responsibilities, which include presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors, and serving as liaison between the Chairman of the Board and the independent directors. Our presiding director is afforded direct and complete access to the Chairman of the Board at any time as such director deems necessary or appropriate, and is available for direct communication with our stockholders as described under “Stockholder Communications with the Board” below.

•	We have a substantial majority of independent directors: Six out of the seven directors meet the criteria for independence required by the NYSE, the SEC and our bylaws; only Mr. Papa is deemed not independent. Our Corporate Governance Guidelines also provide that at least three-fifths of our directors must meet such independence standards.

•	Key committees are composed solely of independent directors: Our Audit, Compensation and Nominating and Governance Committees are each composed solely of independent directors. Each of our independent directors serves on each of the committees.

•	Non-employee directors meet regularly: Our non-employee directors typically meet in executive session without our employee director (Mr. Papa) at each regularly scheduled Board meeting. Our non-employee directors held six executive sessions during the year ended December 31, 2009. As noted above, such executive sessions are chaired by the presiding director.

•	We have annual director elections: Our stockholders provide balance to the corporate governance process in that each year each director is elected pursuant to the majority voting provisions in our bylaws. Our stockholders may also communicate directly with the presiding director or any other director, as described under “Stockholder Communications with the Board” below.

Board’s Role in Risk Oversight

Our Board receives regular reports from Mr. Papa, our Chairman of the Board and CEO, and other members of our senior management who supervise various aspects of our business, including operations, finance, compliance, investor relations and safety and environmental matters, and also receives regular reports from members of our senior management on risk management.

Committees of the Board

Each committee of the Board identified below has a charter that is available on our website at www.eogresources.com/about/corpgov.html. Copies of the committee charters are also available upon written request to our Corporate Secretary.

Nominating and Governance Committee

The Nominating and Governance Committee, which is composed exclusively of independent directors, is responsible for proposing qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board. The Nominating and Governance Committee takes into account diversity in professional experience, skills and background, and diversity in race and gender, in considering individual director nominees and Board committee appointments.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee (other than the general requirements of our Corporate Governance Guidelines discussed below with respect to director age, director independence and director service on the boards of directors of other public companies), the Nominating and Governance Committee does believe that nominees for director should possess personal and professional integrity, have good business judgment, have relevant experience and skills and be willing and able to commit the necessary time for Board and committee service.

Our Corporate Governance Guidelines, which are available at www.eogresources.com/about/corpgov.html, mandate that:

•	no director shall be eligible to stand for re-election after having attained the age of 78, unless approved by the Board;

•	at least three-fifths of our directors must meet the criteria for independence required by the NYSE, the SEC and our bylaws; and

•	no non-employee director may serve on the board of directors of more than four other public companies and our CEO may not serve on the board of directors of more than two other public companies.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating nominees for director. As an alternative to term limits for directors, the Nominating and Governance Committee reviews each director’s continuation on the Board every three years. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In addition, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year. In evaluating nominees, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

In addition, the Nominating and Governance Committee will consider nominees recommended by stockholders in accordance with the procedures outlined under “Stockholder Proposals and Director Nominations — Nominations for 2011 Annual Meeting of Stockholders and for Any Special Meetings of Stockholders” below. The Nominating and Governance Committee will evaluate such nominees according to the same criteria, and in the same manner, as any other director nominee.

The Nominating and Governance Committee held five meetings during the year ended December 31, 2009 (including one joint meeting of the Board and the Compensation and Nominating and Governance Committees). The Nominating and Governance Committee currently is composed of Messrs. Wisner (Chairman), Alcorn, Crisp, Day, Steward and Textor.

Audit Committee

The Audit Committee, which is composed exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NYSE rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Textor, an independent director since 2001 and the Chairman of our Audit Committee since 2001, is an audit committee financial expert because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Textor has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information under “Item 1. Election of Directors” below, and by having served as Chairman of our Audit Committee since 2001.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee met six times during the year ended December 31, 2009 (including two joint meetings of the Audit Committee and the Board), and is currently composed of Messrs. Textor (Chairman), Alcorn, Crisp, Day, Steward and Wisner.

Compensation Committee

The Compensation Committee, which is composed exclusively of independent directors, is responsible for the administration of our stock plans and approval of compensation arrangements for our executive officers and directors. Please refer to “Executive Compensation — Compensation Discussion and Analysis — Compensation Committee Process” and “Director Compensation and Stock Ownership Guidelines” below for a discussion of the Compensation Committee’s procedures and processes for making executive officer and director compensation determinations.

The Compensation Committee met five times during the year ended December 31, 2009 (including one joint meeting of the Board and the Compensation and Nominating and Governance Committees), and is composed of Messrs. Alcorn (Chairman), Crisp, Day, Steward, Textor and Wisner.

Stockholder Communications with the Board

Pursuant to the process adopted by the Board, our stockholders may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received in a log established for that purpose, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received in a log established for that purpose and promptly forward the communication to the director(s) to whom it is addressed. Further information regarding this process can be found on our website at www.eogresources.com/about/corpgov.html.

Interested parties can communicate directly with the presiding director for the executive sessions of the non-employee directors, or the non-employee directors as a group, using the same procedure outlined above for general stockholder communications with the Board, except any such communication should be addressed to the presiding director or to the non-employee directors as a group, as appropriate.

Codes of Conduct and Ethics and Corporate Governance Guidelines

Pursuant to NYSE and SEC rules, we have adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that applies to all of our directors, officers and employees, and a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that, along with our Code of Conduct, applies to our principal executive officer, principal financial and accounting officer and controllers.

You can access our Code of Conduct and Code of Ethics on our website at www.eogresources.com/about/corpgov.html, and any stockholder who so requests may obtain a copy of our Code of Conduct or Code of Ethics by submitting a written request to our Corporate Secretary. We intend to disclose any amendments to our Code of Conduct or Code of Ethics and any waivers with respect to our Code of Conduct or Code of Ethics granted to our principal executive officer, our principal financial and accounting officer, any of our controllers or any of our other employees performing similar functions on our website at www.eogresources.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct or our Code of Ethics.

Moreover, we have adopted, pursuant to NYSE rules, Corporate Governance Guidelines, which may be accessed on our website at www.eogresources.com/about/corpgov.html. Any stockholder may obtain a copy of our Corporate Governance Guidelines by submitting a written request to our Corporate Secretary.

Compensation Committee Interlocks and Insider Participation

Messrs. Alcorn, Crisp, Day, Steward, Textor and Wisner serve as members of the Compensation Committee and none of them is a current or former officer or employee of EOG. During the year ended December 31, 2009, none of our executive officers served as a director or member of the compensation committee (or other committee of the board performing equivalent functions) of another entity where an executive officer of such entity served as a director of EOG or on our Board’s Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

In connection with the fiscal year 2009 audited financial statements of EOG Resources, Inc. (“EOG”), the Audit Committee of the Board of Directors of EOG (1) reviewed and discussed the audited financial statements with EOG’s management; (2) discussed with EOG’s independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) AU Section 380, “Communication with Audit Committees,” and Securities and Exchange Commission Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by EOG’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements for fiscal year 2009 be included in EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Donald F. Textor, Chairman
George A. Alcorn
Charles R. Crisp
James C. Day
H. Leighton Steward
Frank G. Wisner

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement relating to the 2010 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

George A. Alcorn, Chairman
Charles R. Crisp
James C. Day
H. Leighton Steward
Donald F. Textor
Frank G. Wisner

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Committee

Compensation for our executive officers is administered by the Compensation Committee of the Board (“Committee”). The Committee is an independent committee of the Board currently composed of our six non-employee directors. All of these individuals meet the independence requirements of the NYSE and our bylaws, qualify as “Non-Employee Directors” under Rule 16b-3 under the Exchange Act and qualify as “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”). The Committee is responsible for reviewing and establishing the compensation, including annual base salary, bonus and long-term incentive compensation, of our CEO and all of our other executive officers and the annual bonus pool and annual long-term incentive compensation pool for all of our employees.

The Committee has the sole authority, at its discretion and at our expense, to retain compensation consultants and any legal, accounting or other advisors it deems appropriate. It has been the Committee’s practice not to use a compensation consultant and none was used in reviewing, determining or recommending the amount or form of our executive and director compensation for 2009, except that our Human Resources Department used Equilar, Inc. (“Equilar”) for the purpose of compiling peer group executive and director compensation data obtained from publicly available information. As discussed in further detail below, the Committee reviews and discusses this data prior to making compensation decisions to ensure that EOG’s compensation program remains competitive in the oil and gas industry. The Committee has approved the retention of Equilar for 2010.

In February 2010, the Committee and the Board approved an amendment to the 2008 Stock Plan, subject to stockholder approval at the Annual Meeting, which the Board recommends. If approved, the number of shares of our Common Stock available for future grant under the 2008 Stock Plan will be increased by an additional 6,900,000 shares, of which 2,400,000 shares may be “full value” awards, in order to allow us to continue to attract, retain and reward high performers in our company. The proposed amendment also provides that, in the event of a potential change in control of EOG, all stock options and SARs granted under the 2008 Stock Plan shall become vested and fully exercisable, and all restrictions imposed on restricted stock and restricted stock units granted under the 2008 Stock Plan shall lapse, only upon the effective date of the change in control, and not, as the 2008 Stock Plan currently provides, merely upon (i) the issuance of a press release announcing a pending stockholder vote or other transaction which, if approved or consummated, would constitute a change in control of EOG or (ii) the announcement or commencement of a tender offer or exchange offer which, if consummated, would constitute a change in control of EOG. If the proposed amendment is approved at the Annual Meeting, this modification to the accelerated vesting provisions under the 2008 Stock Plan would apply only to grants of stock options/SARs and restricted stock/restricted stock units made on or after April 28, 2010 (the date of the Annual Meeting) and not to grants made prior to such date. The proposed amendment further provides that an acquisition of our Common Stock that would otherwise constitute a change in control of EOG will not constitute a change in control of EOG if such acquisition is made by a “qualified institutional investor.” The proposed amendment to the 2008 Stock Plan is described under “Item 3. Approval of Amendment to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan” and is attached to this proxy statement as Appendix A.

In February 2010, the Committee and the Board also approved an amendment to the EOG Resources, Inc. Employee Stock Purchase Plan (“ESPP”), subject to stockholder approval at the Annual Meeting, which the Board recommends. If approved, the number of shares of our Common Stock available for issuance pursuant to stock options granted to eligible employees under the ESPP will be increased by an additional 1,000,000 shares and the term of the ESPP will be extended to December 31, 2019, unless terminated earlier under its terms or by EOG. The proposed amendment to the ESPP is described under “Item 4. Approval of Amendment to the EOG Resources, Inc. Employee Stock Purchase Plan” and is attached to this proxy statement as Appendix B.

Also in February 2010, the Committee and the Board approved an amendment and restatement of the EOG Resources, Inc. Executive Officer Annual Bonus Plan, subject to stockholder approval at the Annual Meeting, which the Board recommends. The proposed amended and restated Executive Officer Annual Bonus Plan extends the term of the plan to December 31, 2019, increases the cap on the maximum individual bonus from $2 million to

$3 million, provides for the delivery of bonuses in cash or stock and for the deferral of the receipt of bonus payouts in accordance with the Deferral Plan and clarifies that the performance goal necessary for the payment of bonuses is positive adjusted non-GAAP net income available to common stockholders, as reported in our year-end earnings release. The proposed amended and restated Executive Officer Annual Bonus Plan is described under “Item 5. Approval of the EOG Resources, Inc. Amended and Restated Executive Officer Annual Bonus Plan” and is attached to this proxy statement as Appendix C. The current Executive Officer Annual Bonus Plan, adopted by the Board in February 2001 and approved by EOG’s stockholders at our 2001 annual meeting of stockholders, expires by its terms at the end of this year.

In this Compensation Discussion and Analysis section, “Named Officers” means the individuals who served as our principal executive officer or principal financial officer during 2009, as well as the other individuals included in the “Summary Compensation Table” below.

Compensation Committee Process

Each component of EOG’s compensation program is reviewed by the Committee on an annual basis. Based on its analysis of the peer group compensation data, the Committee determines the compensation of our CEO during an executive session of the Committee, at which our CEO is not present. Our CEO, who also reviews the peer group compensation data, makes recommendations to the Committee regarding the compensation of the other Named Officers, which the Committee may, at its discretion, discuss in executive session. The final determination as to the compensation of the other Named Officers, however, is made solely by the Committee. During each year, the Committee periodically reviews our compensation program and determines whether it continues to promote the compensation goals of EOG, which goals include remaining competitive in our industry so that we are able to retain and provide appropriate incentives to our executive officers, including our CEO and the other Named Officers. The Committee did not make any material changes to the components of our compensation program for 2009 and does not anticipate the need for any such changes for 2010. See “Components of Our Compensation Program” below.

The Committee typically holds at least one meeting each quarter. At its first quarter meeting, the Committee reviews and discusses our performance report regarding certain pre-determined financial and operational goals with respect to the prior year, evaluates achievement of pre-determined individual performance goals set for our CEO and the other Named Officers, certifies the achievement of the performance goal under our current Executive Officer Annual Bonus Plan described below, establishes the aggregate annual bonus pool for all employees and sets performance goals to be considered in determining the CEO’s bonus for the next year. The aggregate annual bonus pool consists of cash and restricted stock/restricted stock units, out of which all employee bonuses for the prior year are paid. The bonuses awarded to EOG’s executive officers, including our CEO and the other Named Officers, are paid from this pool as well. Once the aggregate annual bonus pool is determined, the Committee meets with our CEO to evaluate and review the bonus awards with respect to the other executive officers, including the other Named Officers, as recommended by our CEO. The Committee then commences an executive session, at which our CEO is not present, to determine the bonus award to our CEO.

At its second quarter meeting, the Committee approves a list of peer group companies selected for executive officer and director compensation purposes and reviews and recommends any changes to our non-employee director compensation program. At its third quarter meeting, the Committee reviews the peer group compensation data and considers annual base salary increases and annual stock option/SAR and/or restricted stock/restricted stock unit grants for all executive officers, including our CEO and the other Named Officers, and the annual stock option/SAR and restricted stock/restricted stock unit grant pool for all of our other employees. At its fourth quarter meeting, the Committee typically addresses administrative matters unrelated to executive compensation and reviews our stock ownership guidelines for our executive officers and our non-employee directors.

In addition, throughout the year, as necessary, the Committee reviews and approves amendments to our stock plans and benefit plans; reviews and approves employment, change of control and severance agreements and amendments thereto; reviews and revises stock grant vesting and termination provisions; reviews and revises the amount available for grant under our CEO’s discretionary pool of stock options/SARs and discretionary pool of restricted stock/restricted stock units; and takes any other action it deems necessary or appropriate.

Objectives of Our Compensation Program

Our executive compensation program is designed to attract and retain a highly qualified and motivated management team and appropriately reward individual executive officers for their contributions to the achievement of EOG’s key short-term and long-term goals. The Committee is guided by the following key principles in determining the compensation of our CEO and other Named Officers:

•	Competition Among Peers. The Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the oil and gas industry, so that we can attract, motivate and retain top industry talent.

•	Accountability for Our Performance. The Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of EOG based on our achievement of certain pre-determined financial and operational goals.

•	Accountability for Individual Performance. In addition, the Committee believes that our compensation program should be tied in part to the executive officer’s achievement of his pre-determined individual performance goals, to encourage and promote individual contributions to EOG’s overall performance.

•	Alignment with Stockholder Interests. Moreover, the Committee believes that our compensation program should be tied in part to our stock price performance through the grant of stock options/SARs and restricted stock/restricted stock units, to further align our executive officers’ interests with those of our stockholders.

A more detailed discussion of each of these key principles is provided below.

Competition Among Peers

In order to attract, motivate and retain talented executive officers, we must ensure that our compensation program remains competitive with the types and ranges of compensation paid by our peer companies and other companies that we regard as having similar lines of business. On an annual basis, the Committee reviews and discusses compensation data setting forth the annual base salary, non-equity incentive payments, long-term incentive awards, perquisites and other compensation and benefits for our CEO and our other Named Officers as compared to publicly available compensation data for similarly situated executive officers at our peer companies.

The Committee recognizes a peer group primarily composed of companies included in the Standard & Poor’s 500 Oil & Gas Exploration & Production Index (“S&P Peer Group”) that have lines of business similar to those of EOG. The Committee may also recognize certain companies not included in the S&P Peer Group but that the Committee deems to be our “peers” due to their similar lines of business and market capitalization. EOG’s peer group changes from time to time as a result of fluctuation in company size, changes in the business lines of our peers, acquisitions of peer companies by third parties, developments in the oil and gas industry and other similar factors. For 2009, the Committee approved the following list of peer group companies:

•	Anadarko Petroleum Corporation*

•	Apache Corporation*

•	Chesapeake Energy Corporation*

•	Devon Energy Corporation*

•	EnCana Corporation

•	Noble Energy, Inc.*

•	Pioneer Natural Resources Company*

•	XTO Energy Inc.*

*	In the S&P Peer Group.

When we refer to “peers,” “peer group” or “peer companies” or similar phrases in this proxy statement, we are referring to this list of companies, as it may be updated by the Committee from time to time.

The Committee supports a practice of paying annual base salaries that approximate the average of our peer group, taking into consideration our market capitalization relative to our peer companies, and annual non-equity incentive payments and long-term incentive awards which may deliver above-average compensation if our financial and operational results and/or stockholder returns exceed those of our peer companies.

In establishing the compensation of our CEO and other Named Officers, the Committee reviews and considers the allocation of total compensation (among annual base salary, bonus and equity compensation components, including the total theoretical compensation value considering actual realized stock option gains and the value realized on restricted stock/restricted stock unit vestings) of our peer companies. The Committee then makes a subjective determination as to the appropriate allocation of total compensation among the various components in order to remain competitive in our industry with respect to the recruiting and retention of executive officers. Generally, our total compensation package is more heavily weighted toward long-term compensation than our peer companies since the Committee places significant value on the retention of our executive officers over time.

Accountability for Our Performance and Accountability for Individual Performance

As further described below, substantially all of EOG’s employees, including our CEO and our other Named Officers, are eligible to receive annual bonuses, payable in a combination of cash and restricted stock/restricted stock units. To achieve the goal of tying compensation to accountability for our performance, the Committee considers EOG’s achievement of certain pre-determined financial and operational goals as well as each executive officer’s achievement of pre-determined individual performance goals in awarding annual bonuses.

This analysis is conducted on two levels. First, EOG’s performance is measured on a purely objective basis. At our 2001 annual meeting of stockholders, our stockholders, in connection with their approval of our current Executive Officer Annual Bonus Plan, established and approved the performance goal that “Net Income Available to Common,” excluding nonrecurring or extraordinary items and as reported in our year-end earnings release (“Net Income Available to Common Stockholders”), must be positive to permit payment of bonuses under our Executive Officer Annual Bonus Plan. As noted above, the proposed amended and restated Executive Officer Annual Bonus Plan clarifies that the performance goal necessary for the payment of bonuses is positive adjusted non-GAAP net income available to common stockholders, as reported in our year-end earnings release. If the proposed amended and restated Executive Officer Annual Bonus Plan is approved at the Annual Meeting, such performance goal will be the performance goal for the payment of bonuses for 2010 and each subsequent year during the term of the amended and restated Executive Officer Annual Bonus Plan. If the Net Income Available to Common Stockholders goal is not met for any given year, no bonuses will be paid to our executive officers under our Executive Officer Annual Bonus Plan for such year.

Second, if the Net Income Available to Common Stockholders goal is met, the Committee will then consider EOG’s achievement of certain pre-determined financial and operational goals. These additional performance goals are evaluated in a subjective manner. The Committee and our CEO develop these goals in connection with the formation of a company-wide annual operating plan at the beginning of each year.

The specific performance goals, in addition to the Net Income Available to Common Stockholders goal, established for 2009 were:

•	achievement of an after-tax rate of return with respect to capital expenditures[1] of 15%;

1 The calculation of our after-tax rate of return with respect to our capital expenditure program for a particular year is based on the estimated proved reserves (“net” to EOG’s interest) for all wells drilled or acquired during such year, the estimated present value of the future net cash flows from such reserves (for which we utilize certain assumptions regarding future commodity prices and operating costs) and our direct and indirect net costs incurred in drilling or acquiring (as the case may be) such wells. As such, our after-tax rate of return with respect to our capital expenditures for a particular year cannot be calculated from our audited financial statements for such year.

•	achievement of 3% production volume growth;

•	maintenance of a year-end net debt-to-total capitalization ratio[2] of 18% or less;

•	achievement of top-three status among our peer companies regarding forward cash flow per share multiple and achievement of top-quartile absolute stock price performance relative to our peer companies;

•	achievement of unit cost targets relative to depreciation, depletion and amortization (“DD&A”) expense ($1.97/Mcfe3), lease operating expenses (“LOE”) and transportation expenses ($1.14/Mcfe), general and administrative expenses (“G&A”) ($0.33/Mcfe) and net interest expense ($0.11/Mcfe);

•	aggregate capital expenditures of $3.1 billion or less; and

•	achievement of other strategic and operational goals specific to certain divisions and departments of EOG, each of which the Committee believed, at the time the goals were set, would be challenging, but which were reasonably achievable with significant effort and skill.

Though management strives to accomplish all company performance goals annually, the after-tax rate of return with respect to our capital expenditures program goal is emphasized by the Committee and our CEO as the most important of these goals. The Committee considers the achievement of these performance goals in its determination of the aggregate annual bonus pool, but it has the discretion to weigh the achievement or lack of achievement of the goals as the Committee deems appropriate. The Committee has considered, and may continue in the future to consider, other factors, such as commodity prices and their effect on the achievement of the performance goals, and any other notable accomplishments by EOG in determining whether EOG adequately met its performance goals for the year. Additionally, the Committee may deem overachievement in some areas to outweigh underachievement in others. There is, however, no specific numerical weighting assigned to each performance goal. As noted above, the only performance goal that is outside of the Committee’s subjective discretion is that Net Income Available to Common Stockholders must be positive in the immediately preceding year in order for bonuses to be paid to our executive officers for such year.

At the Committee’s meeting in the first quarter of 2010, the achievement of our 2009 goals was evaluated. The Committee certified that the performance goal necessary for payment of bonuses under our Executive Officer Annual Bonus Plan described above was met for 2009. The Committee also determined that our after-tax rate of return on our capital expenditures for 2009 significantly exceeded our 15% goal, which the Committee acknowledged was impressive given the commodity price environment in 2009. Moreover, the Committee determined that we surpassed our production volume growth goal of 3% by delivering 6.5% growth over our 2008 production volumes, and further determined that our year-end net debt-to-total capitalization ratio was 17%, which achieved our goal of 18% or less. Relative to unit costs, the Committee determined that we achieved our LOE and transportation expenses and G&A goals, but that we did not achieve our DD&A or net interest expense goals. The Committee further determined that, relative to our peer companies, we ranked second with respect to forward cash flow per share multiple and in the second quartile with respect to absolute stock price performance. The Committee acknowledged that although capital expenditures exceeded the goal and original budget established in the first quarter of 2009, the increase had been authorized by the Board during the year. The Committee also acknowledged our avoidance of significant asset impairments and reserve write-downs in 2009. In addition, the Committee determined that we achieved operational and economic success in several major plays, implemented a first-of-its-kind crude oil-by-rail transportation and pipeline system as well as natural gas pipeline and processing facilities, and continued our strategic shift toward a more balanced natural gas and liquids mix in our North American production portfolio. The determinations of the Committee were applied to all compensation components

2 For purposes of computing this ratio, “net debt” is equal to our aggregate long-term debt (including any current portion of long-term debt) less our cash and cash equivalents, and “total capitalization” is equal to our total stockholders’ equity plus net debt.
3 Million cubic feet equivalent of natural gas, crude oil and condensate and natural gas liquids. Natural gas equivalents are determined using a ratio of 6.0 thousand cubic feet of natural gas to 1.0 barrel of crude oil, condensate or natural gas liquids.

subject to the 2009 goals. In addition, at the Committee’s meeting in the first quarter of 2010, our performance goals for 2010 were set.

The Committee further considers individual contributions to our achievement of the goals identified above in allocating the bonus pool among individual executive officers, as the Committee believes it is important to recognize and reward significant personal contributions that benefit EOG. As a result, the annual base salary and bonus award to a particular executive officer may fluctuate relative to the other executive officers from year to year. In addition, the Committee considers contributions by EOG employees involved in significant oil and gas discoveries. Accordingly, in recognition of those management employees responsible for identifying and/or executing significant new oil and gas exploration and development projects, the Committee has from time to time awarded restricted stock/restricted stock units to our management employees, including certain of our Named Officers. No such awards, however, were made in 2009.

The Committee annually evaluates the individual performance and contributions of the executive officers in their particular roles within EOG. At the beginning of each year, each executive officer meets with our CEO to discuss and identify individual performance goals for the upcoming year. Our CEO will present his evaluation of the level of achievement of these goals to the Committee the following year. In addition, our CEO gives each executive officer performance feedback throughout the year and conducts a formal performance review at the end of each year. The Committee places significant emphasis on our CEO’s evaluation of the other executive officers in making compensation decisions regarding the other executive officers, particularly in awarding annual bonuses. Throughout the year, the Committee may also consider any significant individual contributions of the executive officers as described further below.

The individual goals for executive officers are generally specific to their functional areas within EOG. As executive officers become more senior, however, some of their individual goals tend to reflect the overall company performance goals to a greater degree. The 2009 individual performance goals for Mr. Thomas, our Senior Executive Vice President, Operations, included achievement of the 3% production volume growth, 15% after-tax rate of return on capital expenditures, 18% year-end net debt-to-total capitalization ratio, and DD&A expense and LOE and transportation expense goals included in our overall company performance goals described above, implementation of our crude oil-by-rail transportation and pipeline system and natural gas pipeline and processing facilities and the continued pursuit of leading-edge horizontal drilling and completions technology. For 2009, the individual performance goals for Mr. Leiker, our Senior Executive Vice President, Exploration, included achievement of the 15% after-tax rate of return on capital expenditures and 18% year-end net debt-to-total capitalization ratio goals included in our overall company performance goals described above, leading the search for new horizontal resource plays and the accomplishment of various managerial and operational tasks. The individual performance goals for 2009 for Mr. Garrison, our Executive Vice President, Exploration, included achieving the established production volume, unit cost, capital expenditure and rate of return goals for designated North American divisions, mentoring several division general managers, and providing expertise on all major exploration initiatives. The 2009 individual performance goals for Mr. Driggers, our Vice President and Chief Financial Officer, included implementing an accounting system to support our new crude oil-by-rail transportation and pipeline system and natural gas pipeline and processing facilities, maintaining efficient control processes, continuing to provide necessary information and support to our Audit Committee, staying abreast of credit and financial markets and the accomplishment of various managerial tasks. The 2010 individual goals for the Named Officers have been established.

At the Committee’s meeting in the first quarter of 2010, Mr. Papa, our CEO, noted the specific contributions of Messrs. Thomas, Leiker, Garrison and Driggers to the achievement of EOG’s overall company performance goals for 2009. Mr. Papa also discussed his assessment of the achievement of each executive officer’s individual performance goals. The Committee and Mr. Papa determined that Messrs. Thomas, Leiker, Garrison and Driggers had met or exceeded their individual performance goals for 2009.

The Committee considers the achievement of EOG’s overall company performance goals for a given year to be the individual performance goals of our CEO for such year. For 2009, the Committee determined that Mr. Papa’s individual contribution to the achievement of EOG’s 2009 overall company performance goals was significant, and that Mr. Papa therefore substantially achieved his individual performance goals. At Mr. Papa’s request, the

Committee has not increased Mr. Papa’s annual base salary since 2004 in order to prevent his annual base salary from becoming further disproportionate in comparison to the rest of our employees. To reward Mr. Papa for his individual contributions to EOG’s performance, in lieu of annual base salary increases and to further provide incentives to Mr. Papa and to retain Mr. Papa, the Committee may provide for greater bonus awards and equity-based compensation grants to Mr. Papa.

Alignment with Stockholder Interests

The Committee also believes that it is in the best interests of our stockholders for all of our executive officers to maintain a certain level of ownership in EOG. Therefore, the Committee has established stock ownership guidelines ranging from one times base salary for Vice Presidents to up to five times base salary for our CEO. Each Named Officer currently satisfies the guidelines. We have no policies in place for hedging the economic risks of stock ownership under these guidelines.

Compensation Program Design

The Committee believes that appropriately balanced compensation components contribute to our success and that the best compensation philosophy is to put a substantial portion of the total compensation package at risk by tying it to both our financial and operational results and the performance of our Common Stock. The mix of stock options/SARs and restricted stock/restricted stock units in each executive officer’s compensation package is evaluated annually and will vary from time to time, as the Committee deems necessary to achieve a balance between incentive compensation, through stock options/SARs, and retention-directed compensation, through restricted stock/restricted stock units.

Restricted stock/restricted stock unit grants generally vest five years after the grant date, requiring the individual receiving the grant to remain with EOG for five years in order to receive any value from this component of his compensation. If the Committee determines that an executive officer does not have an unvested value in restricted stock/restricted stock units sufficient to provide an incentive to remain at EOG, and if the Committee has determined that the individual should receive additional equity-based compensation, then the Committee will typically grant more compensation in restricted stock/restricted stock units than in stock options/SARs.

Additionally, the Committee uses post-termination compensation and benefits as a significant component of the compensation packages for our Named Officers to reward each executive officer for his service to EOG on a long-term basis, to be competitive among peer companies from a recruiting and retention standpoint and to shift the focus of each executive officer to the day-to-day operations of EOG rather than job security concerns.

Consistent with the objectives described above, the compensation package of our CEO and the other Named Officers consists of the following components:

•	Base Salary

•	Bonus — Cash (Non-Equity Incentive) and Restricted Stock/Restricted Stock Units (Equity Incentive)

•	Stock Options/SARs

•	Restricted Stock/Restricted Stock Units

•	Post-Termination Compensation and Benefits

•	Other Compensation and Benefits

A more detailed discussion of each component of our compensation program is provided below. The Committee does not use any formulas to determine the amount of each component to be paid or delivered. Rather, each component of our compensation program is reviewed individually relative to the objectives of that component. In addition, the Committee reviews the aggregate of annual base salary and non-equity incentives and compares such amounts to that of our peer companies.

The Committee also annually compares each Named Officer’s total realized compensation, including stock option/SAR gains and the value realized on restricted stock/restricted stock unit vestings relative to three-year stockholder returns, to that of similarly situated executive officers at our peer companies to confirm that the size of the annual stock option/SAR and restricted stock/restricted stock unit grants is appropriate. Moreover, depending upon availability of up-to-date publications, the Committee also considers published market analyses and rankings in connection with its analysis of our CEO’s compensation package to aid in determining if his compensation package is delivering rewards commensurate with our stock performance. In 2009, the only published market analysis considered by the Committee in addition to the peer group compensation data compiled by Equilar was Forbes’ Special Report on CEO Compensation.

We currently do not have any policies in place regarding the adjustment or recovery of compensation payments or awards in the event that we are required to restate our financial statements. We believe that our accounting practices are conservative and, moreover, we have not been required to restate our financial statements at any time since becoming an independent company in 1999. Thus, the Committee has not deemed any adjustment or recovery policies to be necessary.

Further, we currently do not have any policies in place regarding the adjustment of compensation payments or awards due to amounts potentially realizable from such awards. The Committee follows the philosophy that stock options/SARs, for example, are granted with an incentive purpose, as compared to the retention purpose of restricted stock/restricted stock units. The Committee will, however, consider the amount and value of unvested restricted stock/restricted stock units, as further detailed below, in deciding whether to award restricted stock/restricted stock units instead of stock options/SARs as the equity portion of a Named Officer’s compensation package.

The Committee emphasizes the retention incentives provided by restricted stock/restricted stock unit awards when evaluating our compensation program, and our compensation program is weighted in favor of long-term compensation over currently paid compensation for this reason.

In general, the compensation program used with respect to our Named Officers corresponds to that used with respect to other employees of EOG. Substantially all of EOG’s employees are eligible for annual bonuses and annual equity grants as well as most of the benefits available to the Named Officers described under “Components of Our Compensation Program — Other Compensation and Benefits” below. Our CEO’s compensation package, however, is more substantial than that of most employees, including the other Named Officers. The Committee determined that this difference was acceptable based on its comparison of the compensation packages awarded to the chief executive officers of EOG’s peer companies. At his request, the Committee has not increased Mr. Papa’s annual base salary since 2004. Instead, the Committee has adjusted Mr. Papa’s compensation by allocating a significant portion of his compensation to restricted stock units that vest over time, which provide additional retention incentives. As a result, Mr. Papa has received more restricted stock units than the other Named Officers.

Components of Our Compensation Program

The following discussion describes the components of our compensation program and explains why we choose to pay each component and how we determine the amount to be paid or delivered. Except as described above with respect to grants of stock options/SARs and restricted stock/restricted stock units, decisions regarding an increase or other adjustment of a particular component will not affect decisions regarding the other components. The Committee views each component of our compensation program as independent, since each component was selected for a specific purpose.

Base Salary

•	Purpose: Base salary is used to attract talented individuals and to reward individual performance.

•	How amount is determined:

•	Each Named Officer, other than Messrs. Garrison and Driggers, has entered into an employment agreement with EOG that provides for a minimum annual base salary during the term of the agreement. The terms of each Named Officer’s employment agreement are described under “Employment Agreements” below.

•	The amount of annual base salary that is paid above the specified minimum is determined by the Committee based upon a review of the annual base salaries (adjusted for market capitalization) of similarly situated executive officers of our peer companies.

•	Moreover, the annual base salaries of the Named Officers are adjusted from time to time to account for fluctuations in the average annual base salaries (adjusted for market capitalization) of similarly situated executive officers of our peer companies, to help ensure retention and to reward individual performance and contributions.

The following table presents the adjustments to the annual base salary of each of our Named Officers granted by the Committee at its third quarter 2009 meeting. The adjustments to the annual base salaries of Messrs. Leiker, Thomas, Garrison and Driggers were less (on both a dollars basis and percentage basis) than the adjustments granted in 2008 due to the decrease in our net income in 2009 as compared to 2008, which decrease was primarily due to significantly lower commodity prices in 2009 as compared to 2008.

2009 Salary Adjustments

		Base Salary
		Effective
	Previous	September 1,	Percent
	Base Salary	2009	Increase
Name	($)	($)	(%)

Mark G. Papa(a)	$940,000	$940,000	0%
Loren M. Leiker(b)	$575,000	$590,500	2.7%
Gary L. Thomas(b)	$575,000	$590,500	2.7%
Robert K. Garrison(c)	$345,000	$354,300	2.7%
Timothy K. Driggers(d)	$330,000	$340,000	3.0%

(a)	At Mr. Papa’s request, Mr. Papa’s annual base salary has not been increased since 2004 in order to prevent his annual base salary from becoming further disproportionate in comparison to the rest of our employees. Instead, the Committee has adjusted Mr. Papa’s compensation by allocating a significant portion of his compensation to restricted stock units that vest over time.

(b)	The annual base salary increases were granted to reward Messrs. Leiker and Thomas for their outstanding performance, as the Committee determined that Messrs. Leiker and Thomas were doing an excellent job of running the day-to-day operations of EOG.

(c)	The Committee determined that Mr. Garrison was performing well in his position of Executive Vice President, Exploration and was contributing to the efforts of Messrs. Leiker and Thomas.

(d)	The Committee determined that Mr. Driggers was doing an excellent job overseeing our accounting and finance functions.

Bonus — Cash (Non-Equity Incentive)

•	Purpose: Annual bonuses are paid to reward each individual’s contribution to the achievement of our pre-determined financial and operational goals. Subject to the Committee’s discretion, for annual bonuses equal to or greater than $5,000, including that of each Named Officer (except our CEO), eighty percent (80%) of each annual bonus award is typically paid in cash and the remaining twenty percent (20%) is typically delivered in restricted stock or, if the employee is 62 years old or older or will reach age 62 (our normal retirement age) prior to the vesting of the restricted stock, restricted stock units. The bonus award is allocated in this manner to provide an incentive to all employees, including the Named Officers, to remain at EOG, to place additional emphasis on our long-term strategy and to increase our focus on improving stockholder value.

•	How amount is determined:

•	A bonus target, which is payable in a combination of cash and equity, is set for each Named Officer either in such executive officer’s employment agreement or by the Committee, as applicable, and ranges from

60% to 100% of annual base salary, as detailed in the table below. The Committee may award bonuses above target levels to reward above-average company performance, to maintain a competitive position among our peer companies from a recruiting and retention viewpoint and to reward individual performance and contributions. Alternatively, if company or individual performance is poor, the Committee may, in its discretion, award bonuses below target levels or not award bonuses at all. Achievement by EOG above or below target levels generally affects all employees’ bonuses.

•	For 2009, the Committee determined the aggregate bonus pool to be 125% of target, based on overall company performance. This represents a reduction of approximately 20% from the aggregate bonus pool target percentage for 2008 due to the decrease in our net income in 2009 as compared to 2008, which decrease was primarily due to significantly lower commodity prices in 2009 versus 2008. Individual bonuses and award levels were then determined and delivered out of the pool, as described under “Compensation Committee Process” above. The Committee awarded annual bonuses totaling $4,320,659 to our Named Officers for 2009, which included a premium applied to the equity component of the bonuses as further detailed in the table below.

2009 Performance Bonus Awards

		Bonus	Cash Component		Equity Component
		Target	of Bonus		of Bonus			Total Bonus Value
	Current	(% of		(% of		Premium	After-Premium		(% of
Name	Salary ($)	Salary)	($)	Salary)	($)	Applied	Value ($)(a)	($)	Salary)

Mark G. Papa	$940,000	100%	$825,000	88%	$825,000	1.0	$824,969	$1,649,969	176%
Loren M. Leiker	$590,500	90%	$540,000	91%	$135,000	3.0	$404,913	$944,913	160%
Gary L. Thomas	$590,500	90%	$540,000	91%	$135,000	3.0	$404,913	$944,913	160%
Robert K. Garrison	$354,300	75%	$268,000	76%	$67,000	3.0	$200,942	$468,942	132%
Timothy K. Driggers	$340,000	60%	$192,000	56%	$48,000	2.5	$119,922	$311,922	92%

(a)	Reflects value delivered in restricted stock or restricted stock units, as the case may be (rounded down to a whole share), based on the closing price of our Common Stock on the NYSE on the date of grant of $94.65 per share.

•	The Committee determined that Mr. Papa’s 2009 bonus should be delivered with the same allocation between cash and restricted stock units as his 2008 bonus, but reduced in amount as compared to his 2008 bonus, consistent with the reduction in the aggregate bonus pool for 2009 discussed above. Therefore, Mr. Papa’s bonus was delivered 50% in cash and 50% in restricted stock units, without any premium applied to the equity component of his bonus award.

•	In determining the actual bonus amount to be paid to each Named Officer, the Committee considers the Net Income Available to Common Stockholders goal set forth in our Executive Officer Annual Bonus Plan and described under “Objectives of Our Compensation Program — Accountability for Our Performance and Accountability for Individual Performance” above, and the amount of annual bonus paid in previous years. Our CEO reviews with the Committee each other Named Officer’s performance relative to the individual performance goals set by our CEO, following his discussions with the respective Named Officer.

•	Our current Executive Officer Annual Bonus Plan was approved by our stockholders at our 2001 annual meeting of stockholders. The performance goal necessary for payment of bonuses to our executive officers under our current Executive Officer Annual Bonus Plan is the achievement of positive Net Income Available to Common Stockholders. This performance goal was achieved in 2009. As noted above, the proposed amended and restated Executive Officer Annual Bonus Plan clarifies that the performance goal necessary for the payment of bonuses is positive adjusted non-GAAP net income available to common stockholders, as reported in our year-end earnings release. If the proposed amended and restated Executive Officer Annual Bonus Plan is approved at the Annual Meeting, such performance goal will be the performance goal for the payment of bonuses for 2010 and each subsequent year during the term of the amended and restated Executive Officer Annual Bonus Plan.

•	The Committee may adjust the bonus payable to a Named Officer above or below the target percentage based on its subjective evaluation of EOG’s achievement of certain pre-determined financial and operational goals. The Committee may also adjust the bonus payable to a Named Officer above or below the target percentage based on its subjective evaluation of the individual performance and contributions of the Named Officer. See “Objectives of Our Compensation Program — Accountability for Our Performance and Accountability for Individual Performance” above for discussion regarding these performance goals for 2009. The bonuses paid for 2009 for each Named Officer were above their target percentage, but lower (on both a dollars basis and percentage basis) than the bonuses paid for 2008, consistent with the reduction in the aggregate bonus pool for 2009 discussed above.

At the first Committee meeting of each year, management presents, and the Committee reviews and discusses, a performance report detailing our actual financial and operational results from the prior year and how these results compare with the performance goals set in the prior year. The Committee considers the achievement of these goals in its determination of the aggregate annual bonus pool, but it has the discretion to weigh the achievement or lack of achievement of the pre-determined goals as the Committee deems appropriate. The only goal that must be achieved for the payment of bonuses to our executive officers under our current Executive Officer Annual Bonus Plan is positive Net Income Available to Common Stockholders.

•	The current maximum individual bonus for which any employee, including any Named Officer, is eligible during any calendar year is $2 million in cash and equity combined. This maximum is set forth in our current Executive Officer Annual Bonus Plan. As noted above, the proposed amended and restated Executive Officer Annual Bonus Plan increases the cap on the maximum individual bonus from $2 million to $3 million. If the proposed amended and restated Executive Officer Annual Bonus Plan is approved at the Annual Meeting, such cap on individual bonuses will apply to the payment of bonuses for 2010 and each subsequent year during the term of the amended and restated Executive Officer Annual Bonus Plan.

Bonus — Restricted Stock/Restricted Stock Units (Equity Incentive)

•	Purpose: The Committee believes that restricted stock/restricted stock units represent an award that must effectively be “re-earned” over time due to the five-year “cliff” vesting of such awards, and thus provide a retention component to our compensation program. Employees, including the Named Officers, who voluntarily terminate their employment with EOG lose all of the benefit the unvested restricted stock/restricted stock unit awards would eventually provide, and employees, including the Named Officers, who retire prior to age 62 lose all or part of the benefit the unvested restricted stock/restricted stock unit awards would eventually provide (see “Potential Payments Upon Termination of Employment or Change of Control — Payments Made Upon Retirement” below). The Committee also believes that providing a portion of the annual bonus in restricted stock/restricted stock units puts additional emphasis on our long-term strategy and increases focus on improving stockholder value.

•	How the number of shares of restricted stock/restricted stock units is determined:

•	As discussed above, subject to the Committee’s discretion, for annual bonuses equal to or greater than $5,000, including that of each Named Officer (except our CEO), twenty percent (20%) of each employee’s annual bonus award is typically delivered in restricted stock/restricted stock units with a premium of up to three times the amount of such equity portion. This premium, which is determined by the Committee on a subjective basis, is applied to mitigate the risk of illiquidity and future declines in our stock price and to compensate for the five-year “cliff” vesting period of the restricted stock/restricted stock units. A “cliff” vesting period refers to a period, at the end of which the grant award vests in its entirety. As part of its philosophy, the Committee views higher restricted stock/restricted stock unit premiums as providing a greater retention incentive.

•	As noted under “Bonus — Cash (Non-Equity Incentive)” above, as a result of the Committee’s determination that Mr. Papa’s bonus for 2009 should be delivered consistent with his 2008 bonus, a premium was not applied to the restricted stock unit portion of Mr. Papa’s 2009 bonus.

•	The percentage of the annual bonus award to be delivered in restricted stock/restricted stock units for ongoing retention purposes is at the Committee’s sole discretion.

•	Terms of restricted stock/restricted stock units:

•	Restricted stock/restricted stock units are awarded under our 2008 Stock Plan and, prior to May 8, 2008, the effective date of the 2008 Stock Plan, were awarded under our 1992 Stock Plan. All outstanding awards under the 1992 Stock Plan will continue to be governed by the terms and conditions of the 1992 Stock Plan.

•	Awards generally “cliff” vest five years from the date of grant. Under our 2008 Stock Plan, except for grants to our Canadian employees (which must vest by December 31 of the third year following the year in which they are “earned” in order to avoid adverse tax consequences to the employee), awards of restricted stock/restricted stock units that vest more favorably than one-third each year or that have total vesting occurring in less than three years are limited to 5% of the shares authorized under the 2008 Stock Plan. In addition, if we accelerate the exercisability of any stock option/SAR or waive the vesting period of any award under the 2008 Stock Plan other than in connection with the death, disability or retirement of the award holder or a change of control of EOG, then, under our 2008 Stock Plan, the shares of our Common Stock subject to such acceleration or waiver will be deducted from the 5% limit described above.

•	Restricted stock units are granted instead of restricted stock if the employee is 62 years old or older or will reach age 62 prior to the grant’s vesting date in order to avoid adverse tax consequences to the employee under the Code. Age 62 is the age at which a “retirement” under the terms of the 2008 Stock Plan does not require management approval.

•	Restricted stock is subject to transferability restrictions during the applicable vesting period. Each recipient of restricted stock otherwise has the rights of a stockholder of EOG with respect to such shares of restricted stock during the applicable vesting period, including the right to vote the restricted stock. All dividends on unvested shares of restricted stock are not paid, but are credited to such holder for the future benefit of such holder. Upon the expiration of the applicable vesting period, unrestricted (vested) shares are delivered to the holder and all accumulated dividends attributable to the vested shares are paid to the holder. Any dividends on unvested restricted stock are forfeited in the same manner and at the same time as the respective shares of restricted stock to which they are attributable are forfeited.

Restricted stock units are similar in nature to restricted stock, except that in the case of a restricted stock unit, no shares of our Common Stock are actually transferred to a holder of a restricted stock unit until the expiration of the applicable vesting period. Accordingly, a holder of a restricted stock unit will not have the rights of a stockholder of EOG until shares of our Common Stock are transferred to the holder.

•	In accordance with the 2008 Stock Plan and the 1992 Stock Plan, unvested restricted stock/restricted stock units shall vest or be forfeited upon termination of employment, based on the reasons for separation, as set forth in each grant agreement. See “Potential Payments Upon Termination of Employment or Change of Control Table” below and the footnotes thereto for a discussion of the termination provisions with respect to restricted stock/restricted stock unit grants made to our Named Officers.

•	Upon the date (1) a press release is issued announcing a pending stockholder vote or other transaction which, if approved or consummated, would constitute a change of control (as defined in the 2008 Stock Plan or the 1992 Stock Plan, as appropriate) of EOG or (2) a tender offer or exchange offer is publicly announced or commenced which, if consummated, would constitute a change of control (as defined in the 2008 Stock Plan or the 1992 Stock Plan, as appropriate) of EOG, all restrictions placed on each unvested share of restricted stock or restricted stock unit shall lapse. However, if the proposed amendment to the 2008 Stock Plan described above is approved at the Annual Meeting, the restrictions placed on each unvested share of restricted stock or restricted stock unit granted under the 2008 Stock Plan on or after April 28, 2010 (the date of the Annual Meeting) shall lapse only upon the effective date of the change of control and not merely upon the announcement of the potential change of control; this modification to the accelerated vesting provisions under the 2008 Stock Plan would not apply to grants made prior to April 28, 2010. See “Item 3. Approval of Amendment to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan” below and the proposed amendment to the 2008 Stock Plan attached to this proxy statement as Appendix A.

Stock Options/SARs

•	Purpose: Stock options and/or SARs are granted annually to align the Named Officers’ interests with those of our stockholders and to reward our Named Officers when stockholder value is increased.

•	How the number of stock options/SARs is determined:

•	Subject to the Committee’s discretion, we typically grant stock options/SARs to substantially all of our employees on an annual basis. In deciding whether to award stock options/SARs, the Committee considers overall company performance and peer group compensation data. Stock option/SAR grants to the Named Officers are made from the pool approved for all employees. The size of the pool is determined by reviewing (1) the current stock options/SARs outstanding as a percentage of our total shares outstanding and (2) the number of stock options/SARs granted per year as a percentage of our total shares outstanding, in each case versus that of our peer companies.

•	The size of the individual grant to each Named Officer is determined by reviewing the value of the grant of any stock options/SARs and restricted stock/restricted stock units versus the value of the total equity compensation package granted to similarly situated executive officers by our peer companies and by reviewing individual performance, the level of retention incentives currently in place and previous years’ grants (not including realized gains from those grants). In comparing grants made to similarly situated executive officers by our peer companies, the Committee considers our peers’ relative stockholder returns to ours and adjusts the level of grants accordingly.

•	Under our 2008 Stock Plan, no individual shall be granted more than 500,000 stock options or 500,000 SARs (in each case, plus the unused limit from the prior year) in any calendar year.

•	At its third quarter 2009 meeting, the Committee, in order to provide additional retention incentives to Mr. Papa with an equity instrument that does not involve elective decisions by Mr. Papa to sell shares, did not award any stock options or SARs to Mr. Papa, but instead determined that his annual equity grant for 2009 should consist entirely of restricted stock units. The annual equity grants for 2009 for the other Named Officers consisted of a combination of SARs (as incentive compensation) and restricted stock/restricted stock units (as retention-directed compensation).

•	Terms of stock options/SARs:

•	Stock options/SARs are awarded under our 2008 Stock Plan and, prior to the effective date of the 2008 Stock Plan, were awarded under our 1992 Stock Plan. All outstanding awards under the 1992 Stock Plan will continue to be governed by the terms and conditions of the 1992 Stock Plan.

•	The Committee’s general practice is for stock options/SARs granted under our 2008 Stock Plan and 1992 Stock Plan to vest in 25% increments over four years and have an exercise price equal to the fair market value of our Common Stock on the date of grant. Under our 2008 Stock Plan, if we accelerate the exercisability of any stock option/SAR other than in connection with the death, disability or retirement of the award holder or a change of control of EOG, then, under our 2008 Stock Plan, the shares of our Common Stock subject to such acceleration will be deducted from the 5% limit under our 2008 Stock Plan described above in the discussion of the terms of our restricted stock/restricted stock units (see “Bonus — Restricted Stock/Restricted Stock Units (Equity Incentive)” above).

•	Stock options/SARs are generally exercisable for seven years from the date of grant.

•	Beginning with the 2006 annual grants, we began granting stock-settled SARs (i.e., that are settled in shares of our Common Stock) to our U.S. employees instead of traditional non-qualified stock options to lessen the dilutive impact of the grants on our stockholders.

•	Grant dates for annual stock option/SAR grants are typically set approximately two weeks after the date of the meeting of the Committee to allow time to allocate the pool of stock options/SARs to each employee. Grants for new hires and for reward or retention purposes are made on the first business day of the month following the date of hire or reward.

•	In accordance with the 2008 Stock Plan and the 1992 Stock Plan, unvested stock options/SARs shall vest and be fully exercisable or be forfeited upon termination of employment, based on the reasons for separation, as set forth in each grant agreement. See “Potential Payments Upon Termination of Employment or Change of Control Table” below and the footnotes thereto for a discussion of the termination provisions with respect to stock option/SAR grants made to our Named Officers.

•	Upon the date (1) a press release is issued announcing a pending stockholder vote or other transaction which, if approved or consummated, would constitute a change of control (as defined in the 2008 Stock Plan or the 1992 Stock Plan, as appropriate) of EOG or (2) a tender offer or exchange offer is publicly announced or commenced which, if consummated, would constitute a change of control (as defined in the 2008 Stock Plan or the 1992 Stock Plan, as appropriate) of EOG, all unvested stock options and SARs shall vest and become fully exercisable. However, if the proposed amendment to the 2008 Stock Plan described above is approved at the Annual Meeting, each unvested stock option or SAR granted under the 2008 Stock Plan on or after April 28, 2010 (the date of the Annual Meeting) shall vest and become fully exercisable only upon the effective date of the change of control and not merely upon the announcement of the potential change of control; this modification to the accelerated vesting provisions under the 2008 Stock Plan would not apply to grants made prior to April 28, 2010. See “Item 3. Approval of Amendment to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan” below and the proposed amendment to the 2008 Stock Plan attached to this proxy statement as Appendix A.

Restricted Stock/Restricted Stock Units

•	Purpose: Restricted stock/restricted stock units are granted annually as a method of retention and to further align the Named Officers’ interests with those of our stockholders. Restricted stock/restricted stock units also have been issued, and may be issued in the future, to the Named Officers from time to time as an inducement to enter into employment agreements or in recognition of significant achievements, such as the discovery of significant natural gas and crude oil reserves. As a retention mechanism, the Committee will award restricted stock/restricted stock units on a merit basis to maintain competitive compensation packages for valuable employees, including the Named Officers.

As noted above, the Committee believes restricted stock/restricted stock units represent an award that must effectively be “re-earned” over time due to the five-year “cliff” vesting of such awards. Employees, including the Named Officers, who voluntarily terminate their employment with EOG lose all of the benefit the unvested restricted stock/restricted stock unit awards would eventually provide, and employees, including the Named Officers, who retire prior to age 62 lose all or part of the benefit the unvested restricted stock/restricted stock unit awards would eventually provide (see “Potential Payments Upon Termination of Employment or Change of Control — Payments Made Upon Retirement” below). Pursuant to this philosophy, the Committee reviews annually the current amount and value of unvested restricted stock/restricted stock units held by each executive officer, including the Named Officers. If the Committee determines that an executive officer does not have an amount of unvested restricted stock/restricted stock units sufficient to provide an incentive to remain at EOG, and if the Committee has determined that the individual should receive additional equity-based compensation, then the Committee will typically grant more compensation in restricted stock/restricted stock units than in stock options/SARs.

•	How the number of shares of restricted stock/restricted stock units is determined:

•	Subject to the Committee’s discretion, we typically grant restricted stock/restricted stock units to our key employees on an annual basis. In deciding whether to award restricted stock/restricted stock units, the Committee considers overall company performance and peer group compensation data. Restricted stock/restricted stock units grants to the Named Officers are made from the pool approved for all employees. The size of the pool is determined by reviewing (1) the current shares of restricted stock/restricted stock units outstanding as a percentage of our total shares outstanding and (2) the number of shares of restricted stock/restricted stock units granted per year as a percentage of our total shares outstanding, in each case versus that of our peer companies.

•	The size of the individual grant to each Named Officer is determined by reviewing the value of the grant of any restricted stock/restricted stock units and stock options/SARs versus the value of the total equity compensation package granted to similarly situated executive officers by our peer companies and by reviewing individual performance, the level of retention incentives currently in place and previous years’ grants (not including value realized from those grants). In comparing grants made to similarly situated executive officers by our peer companies, the Committee considers our peers’ relative stockholder returns to ours and adjusts the level of grants accordingly.

•	In addition, the Committee reviews from time to time the recruiting and retention conditions in the oil and gas industry and considers if additional long-term incentive awards are necessary for retention.

•	The Committee also reviews from time to time current levels of unvested restricted stock/restricted stock units for each of the Named Officers to ensure that an adequate number of unvested restricted stock/restricted stock units remain to promote the retention purpose of the restricted stock/restricted stock unit grants.

•	As noted above, in order to provide additional retention incentives to Mr. Papa, the Committee did not award any stock options or SARs to Mr. Papa, but instead determined that his annual equity grant for 2009 should consist entirely of restricted stock units. The annual equity grants for 2009 for the other Named Officers consisted of a combination of SARs (as incentive compensation) and restricted stock/restricted stock units (as retention-directed compensation).

•	Terms of restricted stock/restricted stock units:

•	Grant dates for annual restricted stock/restricted stock unit grants are typically set approximately two weeks after the date of the meeting of the Committee to allow time to allocate the pool of restricted stock/restricted stock units to each employee. Grants for new hires and for reward or retention purposes are made on the first business day of the month following the date of hire or reward.

•	See “Bonus — Restricted Stock/Restricted Stock Units (Equity Incentive)” above for a summary of the other terms of our restricted stock/restricted stock units.

Post-Termination Compensation and Benefits

The components of our post-termination compensation and benefits, and the events that trigger those benefits, are discussed under “Potential Payments Upon Termination of Employment or Change of Control” below. Each Named Officer, other than Mr. Garrison, has a change of control agreement that provides benefits, in addition to our Change of Control Severance Plan that applies to all employees, because the Committee believes that the risk of job loss in connection with a change of control is higher for executive officers and the time necessary to secure appropriate new employment may be longer. In the event of a change of control of EOG, Mr. Garrison would be subject to the terms and conditions of our Change of Control Severance Plan.

The Committee believes that these change of control benefits are a retention device in a competitive market and believes that our Named Officers should be compensated if they (1) are involuntarily terminated (other than for cause) after a change of control of EOG, (2) voluntarily terminate their employment with EOG under circumstances that constitute good reason or (3) other than with respect to Mr. Garrison, terminate their employment with EOG for any reason during the 30-day period beginning six months after a change of control of EOG, which the Committee believes is sufficient time to determine if there is potential for a long-term employment relationship with the acquiring company.

Other Compensation and Benefits

•	Deferral Plan.

•	To allow certain key employees, including the Named Officers, to reduce their current compensation, thereby reducing current taxable income, we maintain the Deferral Plan under which a percentage of annual base salary, annual bonus and Savings Plan refunds resulting from excess deferrals in our Savings

Plan described under “Potential Payments Upon Termination of Employment or Change of Control — Payments Made Upon Retirement — Retirement Plans” below may be deferred to a later specified date.

•	The Deferral Plan pays at-market mutual fund investment returns or treats deferrals as if they were invested in our Common Stock, based upon participant elections, and does not credit above-market or preferential earnings. EOG does not guarantee returns on deferrals or the principal amount of participants’ deferrals.

•	We may make contributions to the Deferral Plan on behalf of the Named Officers in the event of a reduction in benefits under our retirement plans due to either statutory and/or plan earnings limits or because the executive officer elects to defer annual base salary into the Deferral Plan. These contributions (“Make-Whole Contributions”) are intended to provide the entire contribution amount to the executive officer’s retirement accounts as if there were no statutory or other limitations.

•	Perquisite Allowances. Each Named Officer, other than Messrs. Garrison and Driggers, receives a perquisite allowance of 3% of his respective annual base salary to be used for certain enumerated items; Messrs. Garrison and Driggers each receive an annual perquisite allowance of $2,600. The perquisite allowance is not “grossed up” to account for income taxes. We provide a perquisite allowance rather than pay for perquisites on an individual basis to lessen the administrative burden of documentation for individual items. Named Officers do not have to submit reimbursement requests for the enumerated items and are able to select among various perquisites as they believe appropriate.

•	Employee Stock Purchase Plan. Each Named Officer has the opportunity to participate in the ESPP to the same extent as all other employees. The ESPP allows employees to purchase our Common Stock at a 15% discount to the closing price of our Common Stock as of certain dates, with no commission or fees, subject to certain limitations specified in the ESPP. As discussed above, in February 2010, the Committee and the Board approved an amendment to the ESPP to increase the number of shares available for issuance pursuant to stock options granted to eligible employees under the ESPP and to extend the term of the ESPP to December 31, 2019, subject to stockholder approval at the Annual Meeting, which the Board recommends. Please see “Item 4. Approval of Amendment to the EOG Resources, Inc. Employee Stock Purchase Plan.”

•	Medical, Life, Disability and Retirement Plans. Each Named Officer participates in the same benefit plans available to all of our employees. We have no executive officer medical, life or disability plans, nor do we have supplemental retirement benefits for our executive officers, other than the Make-Whole Contributions described under “Deferral Plan” above.

•	Sporting Event Tickets. We provide tickets to local sporting events for use by all employees. Executive officers, including the Named Officers, have first priority over use of these tickets. These items are included in the taxable income of the Named Officers based on their use, and include “gross ups” to account for income taxes.

•	Service Awards. Named Officers participate in our service award program that recognizes years of service provided to EOG to the same extent as all other employees.

•	Subsidized Parking. We offer subsidized parking to all of our employees in Houston, Texas. Income is imputed for the amount of the parking subsidy that exceeds the maximum allowable as a nontaxable fringe benefit under the Code. The imputed income does not include “gross ups” to account for income taxes.

Tax and Accounting Considerations

In setting the components of our compensation program, the Committee considers the impact of the following tax and accounting provisions:

•	Code Section 162(m). Section 162(m) of the Code generally disallows a tax deduction for a fiscal year to public companies for compensation over $1 million paid individually to the principal executive officer and the three most highly compensated executive officers of a company (other than the principal executive officer or the principal financial officer), as reported in that company’s most recent proxy statement. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Historically, we have structured the key component of our long-term incentive compensation in the form of stock option/SAR grants that comply with the statute. Our Executive Officer Annual Bonus Plan, discussed above, also complies with the statute. The Committee is committed to preserving the deductibility of compensation under Section 162(m) whenever practicable, but does grant awards that are non-deductible, such as restricted stock/restricted stock units, when it feels such grants are in the best interests of EOG and our stockholders.

•	Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC Topic 718”). ASC Topic 718 requires a public company to measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. Our equity awards to the Named Officers are structured to comply with the requirements of ASC Topic 718 to maintain the appropriate equity accounting treatment.

•	Code Section 409A. Section 409A of the Code provides that deferrals of compensation under a nonqualified deferred compensation plan or arrangement are to be included in an individual’s current gross income to the extent that such deferrals are not subject to a substantial risk of forfeiture and have not previously been included in the individual’s gross income, unless certain requirements are met. We structure our nonqualified deferred compensation plans and arrangements, including our Deferral Plan, executive officer employment agreements, change of control agreements, severance plans and agreements, and incentive plans, each to the extent they are subject to Section 409A, to be in compliance with Section 409A. We do not currently grant any discounted stock options to which Section 409A may apply.

•	Code Section 280G and Code Section 4999. We consider the impact of Sections 280G and 4999 of the Code in determining our post-termination compensation, and provide reimbursement for any excise tax, interest and penalties incurred if payments or benefits received due to a change of control of EOG would be subject to an excise tax under Section 4999 of the Code.

SUMMARY COMPENSATION TABLE

The following table summarizes certain information regarding compensation paid or accrued during 2009, 2008 and 2007 to the Named Officers.

							Change in
							Pension Value
							and Nonqualified
					Stock	Non-Equity	Deferred
					Option/SAR	Incentive Plan	Compensation	All Other
	Fiscal	Salary	Bonus	Stock Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)(a)	($)(b)	($)(c)	($)(d)	($)(e)	($)(f)	($)(g)	($)

Mark G. Papa	2009	$976,154		$10,525,571		$825,000		$386,977	$12,713,702
Chairman of the Board and	2008	940,000		11,538,420		1,000,000		395,842	13,874,262
Chief Executive Officer	2007	940,000		9,765,039		1,500,000		415,926	12,620,965
Loren M. Leiker	2009	$602,481		$3,661,235	$458,475	$540,000		$202,603	$5,464,794
Senior Executive Vice	2008	552,846		2,903,456	479,741	648,000		203,603	4,787,646
President, Exploration	2007	520,154		3,152,653	311,385	640,000		193,896	4,818,088
Gary L. Thomas	2009	$602,481		$3,661,235	$458,475	$540,000		$200,440	$5,462,631
Senior Executive Vice	2008	552,846		2,903,456	479,741	648,000		211,856	4,795,899
President, Operations	2007	520,154		3,152,653	311,385	640,000		195,883	4,820,075
Robert K. Garrison	2009	$361,488		$652,340	$263,623	$268,000		$109,373	$1,654,824
Executive Vice President,	2008	331,154		1,485,093	275,851	324,000		142,210	2,558,308
Exploration	2007	306,827		2,318,703	186,831	320,000		188,889	3,321,250
Timothy K. Driggers	2009	$346,154		$472,462	$194,852	$192,000		$88,139	$1,293,607
Vice President and	2008	316,154		318,832	203,890	232,000		72,179	1,143,055
Chief Financial Officer	2007	271,058		543,305	124,554	208,000		107,659	1,254,576

(a)	Amounts represent annual base salary received by the Named Officers. EOG’s employees are paid on a bi-weekly basis and generally receive twenty-six paychecks per calendar year. In 2009, EOG employees, including the Named Officers, received twenty-seven paychecks due to the final payroll being processed a day earlier due to the January 1, 2010 holiday.

(b)	Amounts are reported as “Non-Equity Incentive Plan Compensation” since these cash amounts were awarded by the Committee under the Executive Officer Annual Bonus Plan. These awards are described in further detail under “Compensation Discussion and Analysis — Components of Our Compensation Program — Bonus — Cash (Non-Equity Incentive)” above.

(c)	Amounts represent the grant date fair value of restricted stock/restricted stock unit awards under the terms of the 2008 Stock Plan based on the closing price of EOG’s Common Stock on the NYSE on the date of grant. Restricted stock/restricted stock unit awards vest five years from the date of grant.

(d)	Amounts represent the grant date fair value of SAR awards under the terms of the 2008 Stock Plan estimated using the Hull-White II binomial option pricing model.

(e)	The total amount awarded for 2009 to each of the Named Officers is as follows: Mr. Papa, $1,649,969; Mr. Leiker, $944,913; Mr. Thomas, $944,913; Mr. Garrison, $468,942; and Mr. Driggers, $311,922. Of the total amount awarded, the following amount of the 2009 bonus award was delivered in restricted stock/restricted stock units: Mr. Papa, $824,969; Mr. Leiker, $404,913; Mr. Thomas, $404,913; Mr. Garrison, $200,942; and Mr. Driggers, $119,922. Since the grant of restricted stock/restricted stock units constituting the equity component of 2009 bonuses was made in 2010, no amount in respect of the awards is included in the “Stock Awards” column for 2009 of the above table.

The total amount awarded for 2008 to each of the Named Officers is as follows: Mr. Papa, $1,999,971; Mr. Leiker, $1,134,035; Mr. Thomas, $1,134,035; Mr. Garrison, $567,040; and Mr. Driggers, $377,022. Of the total amount awarded, the following amount of the 2008 bonus award was delivered in restricted stock/restricted stock units: Mr. Papa, $999,971; Mr. Leiker, $486,035; Mr. Thomas, $486,035; Mr. Garrison, $243,040; and Mr. Driggers, $145,022. Since the grant of restricted stock/restricted stock units constituting the equity component of 2008 bonuses was made in 2009, the grant date fair value of the awards is included in the “Stock Awards” column for 2009 of the above table.

The total amount awarded for 2007 to each of the Named Officers is as follows: Mr. Papa, $1,999,920; Mr. Leiker, $1,120,006; Mr. Thomas, $1,120,006; Mr. Garrison, $560,064; and Mr. Driggers, $338,111. Of the total amount awarded, the following amount of the 2007 bonus award was delivered in restricted stock/

restricted stock units: Mr. Papa, $499,920; Mr. Leiker, $480,006; Mr. Thomas, $480,006; Mr. Garrison, $240,064; and Mr. Driggers, $130,111. Since the grant of restricted stock/restricted stock units for the equity component of 2007 bonuses was made in 2008, the grant date fair value of the awards is included in the “Stock Awards” column for 2008 of the above table.

(f)	We maintain the Deferral Plan under which payment of annual base salary, annual bonus and Savings Plan refunds resulting from excess deferrals in our Savings Plan may be deferred to a later specified date. Since the Deferral Plan does not credit above-market or preferential earnings, no earnings have been reported.

(g)	All Other Compensation for 2009 consists of:

•	Matching contributions under the Savings Plan, our contributions on behalf of each Named Officer to the Money Purchase Pension Plan and our contributions on behalf of each Named Officer to the Deferral Plan as follows: Mr. Papa, $326,423; Mr. Leiker, $163,272; Mr. Thomas, $163,272; Mr. Garrison, $90,673; and Mr. Driggers, $78,023; and

•	Perquisites and other personal benefits consisting of (1) cash perquisite allowances for each of the Named Officers, including $29,285 for Mr. Papa; (2) flex dollars provided to each of the Named Officers to be used to pay for medical, dental, employee life and accidental death and dismemberment coverage on a pre-tax basis; (3) use of EOG’s sporting event tickets by Messrs. Papa, Leiker, Thomas and Garrison (including a gross-up for payment of taxes); (4) payments for vacation not taken in 2008 to Messrs. Papa, Leiker, Thomas and Garrison; (5) reimbursement to Messrs. Papa and Leiker for EOG-requested spouse travel (including a gross-up for payment of taxes); and (6) imputed income for each Named Officer for the amount of our parking subsidy which exceeds the maximum allowable as a nontaxable fringe benefit under the Code.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table summarizes certain information regarding grants made to each of the Named Officers during 2009 under any plan.

										All Other
										Stock
									All Other	Option/SAR
									Stock	Awards;	Exercise
									Awards;	Number of	or Base	Grant Date
			Estimated Future Payouts			Estimated Future Payouts			Number of	Securities	Price of	Fair Value
			Under Non-Equity Incentive			Under Equity Incentive			Shares of	Underlying	Stock	of Stock
	Approval	Grant	Plan Awards			Plan Awards			Stock or	Stock	Option/SAR	and Stock
	Date	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options/SARs	Awards	Option/SAR
Name	(a)	(b)	($)	($)	($)	($)	($)	($)	(#)(c)	(#)(d)	($/Sh)	Awards($)(e)

Mark G. Papa	02/25/09	03/02/09							21.934			$999,971
	02/25/09	03/16/09							75,000			$4,614,000
	09/02/09	09/18/09							60,000			$4,911,600
Loren M. Leiker	02/25/09	03/02/09							10,661			$486,035
	02/25/09	03/16/09							25,000			$1,538,000
	09/02/09	09/18/09							20,000	15,000	$81.86	$2,095,675
Gary L. Thomas	02/25/09	03/02/09							10,661			$486,035
	02/25/09	03/16/09							25,000			$1,538,000
	09/02/09	09/18/09							20,000	15,000	$81.86	$2,095,675
Robert K. Garrison	02/25/09	03/02/09							5,331			$243,040
	09/02/09	09/18/09							5,000	8,625	$81.86	$672,923
Timothy K. Driggers	02/25/09	03/02/09							3,181			$145,022
	09/02/09	09/18/09							4,000	6,375	$81.86	$522,292

(a), (b)	Grant dates are set approximately two weeks after the date the grants are approved by the Committee to allow time for individual managers to allocate the approved pool to employees. The Committee determines the grant amount for each Named Officer to be granted on the same future grant date as other employees.

The March 16, 2009 grants of restricted stock/restricted stock units to Messrs. Papa, Leiker and Thomas were approved on February 25, 2009 as an inducement to sign the extension of their respective employment agreements, and were effective on the date each said extension was executed, March 16, 2009.

(c)	All restricted stock/restricted stock units granted March 2, 2009 were in connection with the annual bonus for 2008. The bonus target (as a percentage of the Named Officer’s annual base salary) for 2008 for each Named Officer was as follows: Mr. Papa, 100%; Mr. Leiker, 90%; Mr. Thomas, 90%; Mr. Garrison, 75%; and Mr. Driggers, 60%. The premium applied to the equity component of each Named Officer’s bonus for 2008 was as follows: Mr. Papa, 1.0; Mr. Leiker, 3.0; Mr. Thomas, 3.0; Mr. Garrison, 3.0; and Mr. Driggers, 2.5. As a result of a portion of each Named Officer’s bonus for 2008 being delivered in restricted stock/restricted stock units, the Named Officers received the following shares of restricted stock/restricted stock units: Mr. Papa, 21,934; Mr. Leiker, 3,554; Mr. Thomas, 3,554; Mr. Garrison, 1,777; and Mr. Driggers, 1,273. As a result of the application of the premium to the equity component of each Named Officer’s bonus for 2008, the Named Officers received the following additional shares of restricted stock/restricted stock units: Mr. Papa, 0; Mr. Leiker, 7,107; Mr. Thomas, 7,107; Mr. Garrison, 3,554; and Mr. Driggers, 1,908. For a discussion of the restricted stock/restricted stock units delivered as a portion of each Named Officer’s bonus for 2008 and the application of, and our rationale for, the premium applied to the equity component of annual bonuses, see “Compensation Discussion and Analysis — Components of Our Compensation Program — Bonus — Restricted Stock/Restricted Stock Units (Equity Incentive)” above.

The grant date fair value of the restricted stock/restricted stock units granted March 2, 2009 plus the 2008 Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above represent the total value delivered for the 2008 annual bonus for each Named Officer. The current maximum individual bonus (cash and equity combined) that any employee, including the Named Officers, may receive annually is $2 million. This cap is set forth in the current Executive Officer Annual Bonus Plan. Restricted stock/restricted stock units vest five years from the date of grant. For further information, see “Compensation Discussion and Analysis — Components of Our Compensation Program — Bonus — Restricted Stock/Restricted Stock Units (Equity Incentive) — Terms of restricted stock/restricted stock units” above.

(d)	SARs awarded to the other Named Officers vest at the cumulative rate of 25% per year, commencing on the first anniversary of the date of grant.

(e)	The grant date fair value for the restricted stock/restricted stock units granted (1) on March 2, 2009 was $45.59 per share, (2) on March 16, 2009 was $61.52 per share and (3) on September 18, 2009 was $81.86 per share. The grant date fair value of each stock option/SAR grant is estimated using the Hull-White II binomial option pricing model. We used the following assumptions for the SARs awarded to the Named Officers on September 18, 2009: a dividend yield of 0.7%, expected volatility of 41.25%, a risk-free interest rate of 1.45% and a weighted-average expected life of 5.5 years. Based on the Hull-White II binomial option pricing model, using the above assumptions, the value of the SARs granted to the Named Officers was $30.565 per share. The actual value, if any, a recipient may realize will depend on the excess of our stock price over the exercise price on the date the SARs are exercised.

EMPLOYMENT AGREEMENTS

Messrs. Papa, Leiker and Thomas have each entered into an employment agreement with us. The material terms of the employment agreements are described below, other than the provisions regarding termination and compensation upon termination, which are described under “Potential Payments Upon Termination of Employment or Change of Control” below.

Mr. Papa, under his employment agreement effective June 15, 2005, currently serves as our Chairman of the Board and CEO at a minimum annual base salary of $940,000 and a target annual bonus of 100% of his annual base salary. The bonus may be delivered in a combination of cash and/or equity awards, as determined by the Committee. As a long-term incentive, Mr. Papa is also eligible to receive grants under our 2008 Stock Plan or such other equity compensation plans established from time to time by us, consistent with similarly situated executive officers. Effective March 16, 2009, the term of Mr. Papa’s employment agreement was extended until May 31, 2012. As an inducement to sign the extension, Mr. Papa was granted 75,000 restricted stock units under our 2008 Stock Plan. After May 31, 2012, his employment agreement will be automatically renewed annually for successive one-year terms unless we or Mr. Papa provides a 120-day notice of intent not to renew. In the event Mr. Papa’s employment agreement is not renewed pursuant to such notice and he remains employed by EOG beyond the expiration of the term of his employment agreement, including any renewals, Mr. Papa’s employment shall convert to a month-to-month relationship terminable at any time by either EOG or Mr. Papa for any reason.

Mr. Leiker, under his employment agreement effective June 15, 2005, currently serves as our Senior Executive Vice President, Exploration at an annual base salary of $590,500 and a target annual bonus of 90% of his annual base salary. The bonus may be delivered in a combination of cash and/or equity awards, as determined by the Committee. As a long-term incentive, Mr. Leiker is also eligible to receive grants under our 2008 Stock Plan or such other equity compensation plans established from time to time by us, consistent with similarly situated executive officers. Effective March 16, 2009, the term of Mr. Leiker’s employment agreement was extended until May 31, 2012 and the minimum annual base salary set forth in his employment agreement was increased from $445,000 to $575,000 (Mr. Leiker’s then-current annual base salary). As an inducement to sign the extension, Mr. Leiker was granted 25,000 shares of restricted stock under our 2008 Stock Plan. After May 31, 2012, his employment agreement will be automatically renewed annually for successive one-year terms unless we or Mr. Leiker provides a 120-day notice of intent not to renew. In the event Mr. Leiker’s employment agreement is not renewed pursuant to such notice and he remains employed by EOG beyond the expiration of the term of his employment agreement, including any renewals, Mr. Leiker’s employment shall convert to a month-to-month relationship terminable at any time by either EOG or Mr. Leiker for any reason.

Mr. Thomas, under his employment agreement effective June 15, 2005, currently serves as our Senior Executive Vice President, Operations at an annual base salary of $590,500 and a target annual bonus of 90% of his annual base salary. The bonus may be delivered in a combination of cash and/or equity awards, as determined by the Committee. As a long-term incentive, Mr. Thomas is also eligible to receive grants under our 2008 Stock Plan or such other equity compensation plans established from time to time by us, consistent with similarly situated executive officers. Effective March 16, 2009, the term of Mr. Thomas’s employment agreement was extended until May 31, 2012 and the minimum annual base salary set forth in his employment agreement was increased from $445,000 to $575,000 (Mr. Thomas’s then-current annual base salary). As an inducement to sign the extension, Mr. Thomas was granted 25,000 restricted stock units under our 2008 Stock Plan. After May 31, 2012, his employment agreement will be automatically renewed annually for successive one-year terms unless we or Mr. Thomas provides a 120-day notice of intent not to renew. In the event Mr. Thomas’s employment agreement is not renewed pursuant to such notice and he remains employed by EOG beyond the expiration of the term of his employment agreement, including any renewals, Mr. Thomas’s employment shall convert to a month-to-month relationship terminable at any time by either EOG or Mr. Thomas for any reason.

The employment agreements of each of Messrs. Papa, Leiker and Thomas contain confidentiality obligations that generally specify, among other things, that all information, ideas, concepts, improvements, discoveries and inventions that are conceived, made, developed or acquired by the Named Officer during their respective employment at EOG that relate to our business, products or services are our sole and exclusive property. In addition, as part of the consideration for the compensation and benefits payable under the employment agreements, the employment agreements each provide that the Named Officer shall not compete with EOG in certain geographic areas and markets for a period that extends until the earlier of (1) the expiration of the term of the employment agreement or (2) one year after the Named Officer’s employment is terminated, other than as a result of a voluntary termination by the Named Officer. If the Named Officer voluntarily terminates his employment during the term of his employment agreement, then his non-competition obligations extend for one year following the termination. The extension to Mr. Papa’s employment agreement described above also contains an early termination provision that allows Mr. Papa to retire at any time after he reaches age 65, with the consent of our Board (which retirement would be considered a voluntary termination under his employment agreement), and that further provides, in such case, that his non-competition obligations to EOG under his employment agreement would expire immediately and we would have no further obligations to Mr. Papa under his employment agreement.

MATERIAL TERMS OF PLAN-BASED AWARDS

The vesting schedule of all stock options/SARs and restricted stock/restricted stock units awarded to the Named Officers is described under footnotes (c) and (d) to the “Grants of Plan-Based Awards Table” above. In accordance with the terms of our 2008 Stock Plan and 1992 Stock Plan, no dividends or other distributions will be delivered on unvested shares of restricted stock/restricted stock units, but the value of any dividends or distributions declared on our Common Stock will be credited by us to the account of the Named Officer (with no interest) with respect to those unvested shares or units. When a portion of the restricted stock/restricted stock units vests, we will deliver the accumulated dividends or distributions attributable to such portion to the respective Named Officer in cash. The value of dividends and distributions are forfeited under the same circumstances that the restricted stock/restricted stock units are forfeited, as described under “Compensation Discussion and Analysis — Components of Our Compensation Program — Bonus — Restricted Stock/Restricted Stock Units (Equity Incentive)” above. At no time during 2009 were any outstanding awards re-priced or otherwise modified. Moreover, there are no performance-based or market-based conditions applicable to any of the awards described above, except to the extent that restricted stock/restricted stock units are granted as equity incentive compensation under the Executive Officer Annual Bonus Plan.

SALARY AND BONUS IN PROPORTION TO TOTAL COMPENSATION

The Committee reviews the aggregate of the annual base salary and annual bonus for each of our Named Officers and compares such totals to the corresponding amounts paid to similarly situated executive officers of our peer companies (taking into consideration their market capitalization compared to EOG’s market capitalization). Under our compensation program, the value of the combined annual base salary and annual bonus for each of our Named Officers is approximately 21% to 51% of their total respective compensation, which is generally less than the corresponding percentages of annual base salary and annual bonus compensation paid to similarly situated executive officers of a majority of our peer companies. The Committee has determined that this weighted proportion is in the best interests of EOG and our stockholders because it is consistent with the Committee’s belief that our compensation program should be tied in part to our stock price performance so as to align our Named Officers’ interests with those of our stockholders.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table summarizes certain information regarding unexercised stock options/SARs and unvested shares of restricted stock/restricted stock units outstanding as of December 31, 2009 (based on the closing price of our Common Stock on the NYSE of $97.30 per share on such date) for each of the Named Officers.

	Stock Option/SAR Awards						Stock Awards
				Equity						Equity
				Incentive					Equity	Incentive
				Plan					Incentive	Plan Awards:
				Awards:					Plan Awards:	Market or
				Number of					Number of	Payout Value
	Number of	Number of		Securities					Unearned	of Unearned
	Securities	Securities		Underlying			Number of	Market Value	Shares, Units	Shares, Units
	Underlying	Underlying		Unexercised	Stock		Shares or	of Shares or	or Other	or Other
	Unexercised	Unexercised		Unearned	Option/SAR	Stock	Units of Stock	Units of Stock	Rights that	Rights that
	Stock	Stock		Stock	Exercise	Option/SAR	that Have	that Have	Have Not	Have Not
	Options/SARs	Options/SARs		Options/SARs	Price	Expiration	Not Vested	Not Vested	Vested	Vested
Name	Exercisable (#)	Unexercisable (#)		(#)	($)	Date	(#)	($)	(#)	($)

Mark G. Papa	300,000				$19.50	08/06/13	438,780 (e)	$42,693,294
	165,000				$62.98	08/15/12
	200,000				$60.99	09/20/13
Loren M. Leiker	20,000				$17.68	07/31/11	139,085 (f)	$13,532,971
	48,000				$16.83	08/07/12
	80,000				$19.50	08/06/13
	55,000				$62.98	08/15/12
	48,750	16,250	(a)		$60.99	09/20/13
	6,250	6,250	(b)		$73.83	09/20/14
	3,750	11,250	(c)		$88.81	09/17/15
		15,000	(d)		$81.86	09/18/16
Gary L. Thomas	48,000				$16.41	08/08/10	139,085 (f)	$13,532,971
	100,000				$17.68	07/31/11
	120,000				$16.83	08/07/12
	100,000				$19.50	08/06/13
	55,000				$62.98	08/15/12
	48,750	16,250	(a)		$60.99	09/20/13
	6,250	6,250	(b)		$73.83	09/20/14
	3,750	11,250	(c)		$88.81	09/17/15
		15,000	(d)		$81.86	09/18/16
Robert K. Garrison	10,000				$17.68	07/31/11	67,820 (g)	$6,598,886
	34,000				$17.54	08/07/12
	32,000				$20.44	08/06/13
	25,000				$62.98	08/15/12
	18,750	6,250	(a)		$60.99	09/20/13
	3,750	3,750	(b)		$73.83	09/20/14
	2,156	6,469	(c)		$88.81	09/17/15
		8,625	(d)		$81.86	09/18/16
Timothy K. Driggers	7,000				$62.98	08/15/12	23,078 (h)	$2,245,489
	11,250	3,750	(a)		$60.99	09/20/13
	2,500	2,500	(b)		$73.83	09/20/14
	1,593	4,782	(c)		$88.81	09/17/15
		6,375	(d)		$81.86	09/18/16

(a)	The unexercisable stock options/SARs vest one hundred percent (100%) September 20, 2010.

(b)	The unexercisable stock options/SARs vest fifty percent (50%) September 20, 2010 and fifty percent (50%) September 20, 2011.

(c)	The unexercisable stock options/SARs vest in one-third increments on September 17, 2010, September 17, 2011 and September 17, 2012.

(d)	The unexercisable stock options/SARs vest in twenty-five percent (25%) increments on September 18, 2010, September 18, 2011, September 18, 2012 and September 18, 2013.

(e)	The unvested restricted stock units vest as follows: 24,857 units on March 11, 2010; 14,981 units on March 8, 2011; 75,000 units on February 26, 2012; 12,916 units on March 6, 2012; 50,000 units on September 20, 2012; 4,092 units on March 3, 2013; 50,000 units on April 17, 2013; 50,000 units on September 17, 2013; 21,934 units on March 2, 2014; 75,000 units on March 16, 2014; and 60,000 units on September 18, 2014. Of the unvested units, 78,780 units were granted in connection with annual bonuses.

(f)	The unvested restricted stock/restricted stock units vest as follows: 7,943 units on March 11, 2010; 6,421 units on March 8, 2011; 30,000 shares/units on February 26, 2012; 6,798 shares/units on March 6, 2012; 8,333 shares/units on September 20, 2012; 3,929 shares/units on March 3, 2013; 15,000 shares/units on April 17, 2013; 5,000 shares/units on September 17, 2013; 10,661 shares/units on March 2, 2014; 25,000 shares/units on March 16, 2014; and 20,000 shares/units on September 18, 2014. Of the unvested shares/units, 35,752 shares/units were granted in connection with annual bonuses.

(g)	The unvested restricted stock/restricted stock units vest as follows: 4,586 units on March 11, 2010; 1,000 shares on August 15, 2010; 2,890 units on March 8, 2011; 3,500 shares on September 20, 2011; 25,000 shares on February 26, 2012; 3,173 shares on March 6, 2012; 5,000 shares on September 20, 2012; 1,965 shares on March 3, 2013; 7,500 shares on April 17, 2013; 2,875 shares on September 17, 2013; 5,331 shares on March 2, 2014; and 5,000 shares on September 18, 2014. Of the unvested shares/units, 17,945 shares/units were granted in connection with annual bonuses.

(h)	The unvested restricted stock/restricted stock units vest as follows: 1,071 units on March 11, 2010; 1,500 shares on August 15, 2010; 1,124 units on March 8, 2011; 1,500 shares on December 4, 2011; 1,179 shares on March 6, 2012; 3,000 shares on July 1, 2012; 3,333 shares on September 20, 2012; 1,065 shares on March 3, 2013; 2,125 shares on September 17, 2013; 3,181 shares on March 2, 2014; and 4,000 shares on September 18, 2014. Of the unvested shares/units, 7,620 shares/units were granted in connection with annual bonuses.

STOCK OPTION/SAR EXERCISES AND
RESTRICTED STOCK/RESTRICTED STOCK UNITS VESTED TABLE

The following table summarizes certain information regarding exercises of stock options/SARs and vesting of restricted stock/restricted stock units during 2009 for each of the Named Officers.

			Restricted Stock/
	Stock Option/SAR Awards		Restricted Stock Unit Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise (#)	on Exercise ($)	Vesting (#)	on Vesting ($)

Mark G. Papa			38,020	$2,027,607
Loren M. Leiker			10,140	$540,766
Gary L. Thomas			10,140	$540,766
Robert K. Garrison			14,420	$862,299
Timothy K. Driggers			3,846	$251,747

PENSION BENEFITS

We currently have no defined benefit pension plans covering any of the Named Officers.

NONQUALIFIED DEFERRED COMPENSATION TABLE

The following table provides certain information regarding the deferral of compensation by our Named Officers under our Deferral Plan. The Deferral Plan is our only defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified.

			Aggregate
	Executive	Registrant	Earnings	Aggregate
	Contributions	Contributions	(Loss) in	Withdrawals/	Aggregate
	in 2009	in 2009	2009	Distributions	Balance at 2009
Name	($)(a)	($)(b)	($)(c)	($)	Year End ($)(d)

Mark G. Papa	$45,000	$290,500	$761,089		$3,826,947
Loren M. Leiker		$124,427	$660,828		$2,025,827
Gary L. Thomas	$30,000	$124,427	$604,133		$1,755,432
Robert K. Garrison		$55,173	$395,807		$1,334,035
Timothy K. Driggers	$13,000	$29,400	$44,682		$250,656

(a)	One hundred percent (100%) of these amounts are reported in the “Salary” column (for 2009) of the “Summary Compensation Table” above. The amount invested in a phantom stock account for each of the Named Officers is: Mr. Papa, $0; Mr. Leiker, $0; Mr. Thomas, $30,000; Mr. Garrison, $0; and Mr. Driggers, $0.

(b)	One hundred percent (100%) of these amounts are reported in the “All Other Compensation” column (for 2008) of the “Summary Compensation Table” above. The amount invested in a phantom stock account for each of the Named Officers is: Mr. Papa, $0; Mr. Leiker, $0; Mr. Thomas, $124,427; Mr. Garrison, $0; and Mr. Driggers, $0.

(c)	Amounts included in this column do not include above-market or preferential earnings (of which there were none) and, accordingly, these amounts are not included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column (for 2009) of the “Summary Compensation Table” above.

(d)	The amount of the aggregate balance as of December 31, 2009 that has been contributed by the Named Officer and shown as compensation in the “Summary Compensation Table” for previous years for each of the Named Officers is: Mr. Papa, $996,375; Mr. Leiker, $1,041,875; Mr. Thomas, $874,363; Mr. Garrison, $784,185; and Mr. Driggers, $139,610. The amount of the aggregate balance as of December 31, 2009 that has been contributed by EOG and shown as compensation in the “Summary Compensation Table” for previous years for each of the Named Officers is: Mr. Papa, $1,765,751; Mr. Leiker, $677,970; Mr. Thomas, $703,397; Mr. Garrison $222,210; and Mr. Driggers, $81,784. The amount of the aggregate balance as of December 31, 2009 invested in a phantom stock account and shown as compensation in the “Summary Compensation Table” for previous years for each of the Named Officers is: Mr. Papa, $925,917 (9,516 shares); Mr. Leiker, $0; Mr. Thomas, $397,276 (4,083 shares); Mr. Garrison, $404,212 (4,154 shares); and Mr. Driggers, $0.

Under our Deferral Plan, each Named Officer can elect to defer up to 50% of his annual base salary, up to 100% of the cash portion of his annual bonus award and/or Savings Plan refunds resulting from excess deferrals in our Savings Plan. Deferral elections are irrevocable and generally must be made prior to the first day of the calendar year during which the compensation would be earned.

Deferrals are invested into either (1) a flexible deferral account, in which deferrals are treated as if they had been invested into various investment funds as directed by the participant and in which returns vary based on the performance of the funds; or (2) a phantom stock account, in which deferrals are treated as if they had purchased our Common Stock at the closing price on the date such deferred compensation would otherwise had been paid, and include reinvestment of dividends.

Participants in the Deferral Plan may elect a lump-sum payout or annual installment payout for up to 15 years following their separation from service, disability or death. If a participant elects to defer funds into a phantom stock account, distributions will be made in shares of our Common Stock. A participant may also elect to receive his account balance in a lump sum upon a change of control of EOG (as defined in the Deferral Plan).

A participant may receive an in-service distribution in the following ways:

•	through a special deferral account, under which distribution of all or a part of a participant’s account balance can be made over a period of one to five years beginning after the first anniversary of the election; or

•	through a hardship distribution, in which the Board committee responsible for administering the plan (in its sole discretion) grants the participant’s request for a distribution based on unforeseeable circumstances causing urgent and severe financial hardship for the participant.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

If a Named Officer is terminated other than as a result of a change of control of EOG, the terms of his employment agreement, if any, described below would govern any payments received. As noted above, each of our Named Officers, other than Messrs. Garrison and Driggers, has entered into an employment agreement with us.

If a change of control of EOG occurs and a Named Officer is terminated, the terms of each Named Officer’s Amended and Restated Change of Control Agreement, along with our retention bonus plan described under “Payments Made Upon a Change of Control — Retention Bonus Plan” below, govern any payments received. Each of our Named Officers, other than Mr. Garrison, has entered into an Amended and Restated Change of Control Agreement with us. In a change of control event, Mr. Garrison would be subject to the terms and conditions of our Change of Control Severance Plan, which is applicable to all of our employees.

Payments Made Upon Termination Under Employment Agreements

The employment agreement for each Named Officer who has entered into an employment agreement with EOG is generally described under “Employment Agreements” above. The following describes payments to be received under the employment agreements in the event of termination of employment for the specified reason. In each case, the Named Officer shall remain entitled to receive any compensation and benefits earned and accrued as of the termination date and as provided in the applicable plan document. In accordance with the 2008 Stock Plan and the 1992 Stock Plan, upon termination of employment, unvested restricted stock/restricted stock units shall vest or be forfeited, and unvested stock options/SARs shall vest and be fully exercisable or be forfeited, based on the reasons for termination, as set forth in each grant agreement.

Involuntary Termination

Under each employment agreement, the following constitute an “involuntary termination”:

•	with respect to the CEO, termination at the discretion of the Board, and with respect to the other Named Officers, termination at the discretion of management, in each case for any reason other than for cause and prior to the expiration of the term of the agreement; or

•	termination by the Named Officer as a result of a material breach of the agreement by EOG that remains uncorrected for 30 days following written notice of such breach.

The “Potential Payments Upon Termination of Employment or Change of Control Table” below describes payments to be made under the employment agreements of Messrs. Papa, Leiker and Thomas.

Voluntary Termination

Each Named Officer has the right under his employment agreement to terminate the agreement prior to the end of the term for any reason. If the Named Officer chooses to terminate his employment voluntarily, he will be entitled only to annual base salary and any other compensation and benefits earned and payable through the termination date. He will not be entitled to any bonus or other incentive compensation not yet paid as of the termination date.

Cause

If the Named Officer is terminated for cause, as determined by the Board, he will be entitled only to annual base salary and any other compensation and benefits earned and payable through the termination date. He will not be entitled to any bonus or other incentive compensation not yet paid as of the termination date.

Incapacity or Death

If the Named Officer becomes incapacitated or dies, he or his estate, as the case may be, will be entitled only to annual base salary and benefits earned and payable through the termination date. He or his estate, as the case may be, will not be entitled to any bonus or other incentive compensation not yet paid as of the termination date. He or his estate, as the case may be, will also receive benefits in accordance with any of our applicable disability or life insurance plans to the same extent as any of our employees.

Payments Made Upon Termination Under EOG Resources, Inc. Severance Pay Plan

Messrs. Garrison and Driggers are subject to the terms and conditions of the EOG Resources, Inc. Severance Pay Plan (“Severance Pay Plan”). The following describes payments to be received under the Severance Pay Plan in the event of termination of employment for the specified reason. In accordance with the 2008 Stock Plan and the 1992 Stock Plan, upon termination of employment, unvested restricted stock/restricted stock units shall vest or be forfeited, and unvested stock options/SARs shall vest and be fully exercisable or be forfeited, based on the reasons for termination, as set forth in each grant agreement.

Involuntary Termination

Unless otherwise declared ineligible, employees who are terminated by EOG other than for cause may receive lump-sum severance payments. The amount of the lump-sum severance payment will be determined by management, but may not exceed 52 weeks of base pay.

Voluntary Termination

An employee who voluntarily terminates employment with EOG is not eligible for severance pay.

Cause

Employees terminated for cause are not eligible for severance pay. However, an employee may generally receive two weeks of annual base salary if the employee returns to EOG a properly executed waiver and release of claims following termination.

Incapacity or Death

Termination of employment by reason of incapacity or death is not covered by the Severance Pay Plan.

Payments Made Upon Retirement

Retirement at or After Age 62

Retirement is not addressed in any Named Officer’s employment agreement. Thus, in the event a Named Officer retires at or after age 62, he would be entitled to the same benefits as any other of our retiring employees, including benefits under our plans described under “Retirement Plans” below. In addition, in accordance with the terms of the applicable plan and grant agreements, upon any employee’s retirement at or after age 62,

•	all restrictions on restricted stock units lapse and the shares are released six months after the retirement date; and

•	all unvested stock options/SARs become vested and fully exercisable on the date of retirement.

Early Retirement and Involuntary Termination (Not for Cause) at or After Age 55

Early retirement is also not addressed in any Named Officer’s employment agreement. Thus, in the event a Named Officer chooses to retire at or after age 55 but prior to age 62 and the retirement is designated in writing by management as a “Company-approved retirement prior to age 62,” he would be entitled to the same benefits as any other employee whose retirement was designated as a “Company-approved retirement prior to age 62,” including benefits under our plans described under “Retirement Plans” below. Each Named Officer is eligible for early retirement upon reaching the age of 55 and completing five years of service with EOG. In order to be designated a “Company-approved retirement prior to age 62,” the employee must agree to enter into a six-month non-competition agreement with us. In addition to benefits under the plans described below and in accordance with the terms of the applicable plan and grant agreements, upon any employee’s Company-approved retirement at or after age 55 but prior to age 62,

•	for unvested grants of restricted stock/restricted stock units, restrictions will lapse six months following the effective date of an EOG-approved retirement on 20% of the restricted stock/restricted stock units for each whole year that has passed since the grant date; and

•	all unvested stock options/SARs become vested and fully exercisable six months following the effective date of an EOG-approved retirement, in each case, provided that all provisions of the employee’s non-competition agreement are satisfied.

In the event a Named Officer is eligible for early retirement but is involuntarily terminated by EOG other than for cause, such termination will be treated as a “Company-approved retirement prior to age 62,” in which case the Named Officer must agree to enter into a six-month non-competition agreement. Upon satisfactory completion of the six-month non-competition period, the Named Officer will receive the benefits described above as well as the severance benefits described for such Named Officer in the “Potential Payments Upon Termination of Employment or Change of Control Table” below.

In the event a Named Officer elected retirement or early retirement prior to the expiration of the term of his employment agreement, it would be considered a “Voluntary Termination” under his employment agreement. In the event of a “Voluntary Termination,” the non-competition obligations of each Named Officer subject to an employment agreement will extend until one year following the date of the termination. In accordance with our policy on “Company-approved retirement prior to age 62,” the Named Officers will receive the benefits described above upon the satisfaction of the six-month non-competition agreement entered into at the time of early retirement, but, to the extent subject to an employment agreement, will remain subject to the full term of the non-competition provision of their respective employment agreement.

Retirement Plans

We maintain our Savings Plan, a defined contribution plan that qualifies under Section 401(a) of the Code, under which we currently match 100% of an employee’s pre-tax contributions up to 6% of the employee’s annual base salary, subject to statutory limits.

We also maintain our Money Purchase Pension Plan, a non-contributory, defined contribution plan that qualifies under Section 401(a) of the Code, under which we contribute 3% to 9%, depending on an employee’s age and years of service with EOG, of the employee’s annual base salary and bonus (prior to the application of the premium discussed above under “Compensation Discussion and Analysis — Components of our Compensation Program — Bonus — Restricted Stock/Restricted Stock Units (Equity Incentive)”), subject to certain statutory limits. In 2009, the contribution percentage for each of the Named Officers was 9%, except for Mr. Driggers for whom the contribution percentage was 7%.

In addition, we may provide Make-Whole Contributions to the Named Officers pursuant to the Deferral Plan.

Payments Made Upon a Change of Control

In the event of a change of control of EOG, each Named Officer is entitled to benefits under the following plans and agreements. In addition to the payments described below, upon the announcement of a potential change of control of EOG and in accordance with the applicable plans and grant agreements, all unvested stock options and

SARs will vest and be fully exercisable, and all restrictions on unvested restricted stock and restricted stock units will lapse. However, if the proposed amendment to the 2008 Stock Plan described above is approved at the Annual Meeting, the restrictions placed on each unvested share of restricted stock or restricted stock unit granted under the 2008 Stock Plan on or after April 28, 2010 (the date of the Annual Meeting) shall lapse, and each unvested stock option or SAR granted under the 2008 Stock Plan on or after April 28, 2010 (the date of the Annual Meeting) shall vest and become fully exercisable, only upon the effective date of the change of control and not merely upon the announcement of the potential change of control; this modification to the accelerated vesting provisions under the 2008 Stock Plan would not apply to grants made prior to April 28, 2010. See “Item 3. Approval of Amendment to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan” below and the proposed amendment to the 2008 Stock Plan attached to this proxy statement as Appendix A.

Change of Control Agreements

Effective June 2005, each Named Officer, other than Mr. Garrison, entered into an Amended and Restated Change of Control Agreement. Under the Amended and Restated Change of Control Agreements, “change of control” is defined as:

•	the acquisition by any person of beneficial ownership of 20% or more of either (A) the then-outstanding shares of our Common Stock or (B) the combined voting power of our then-outstanding voting securities (“Voting Securities”) entitled to vote generally in the election of directors; provided, however, that the following acquisitions will not constitute a change of control: (1) any acquisition directly from us, (2) any acquisition by us, (3) any acquisition by any employee benefit plan sponsored by us or our affiliates, (4) any acquisition by any corporation that complies with subclauses (A), (B) and (C) of the third bullet point below or (5) an acquisition by a Qualified Institutional Investor (as defined in each Amended and Restated Change of Control Agreement);

•	individuals who constituted the Board as of May 3, 2005 (“Incumbent Director”) ceasing for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after May 3, 2005 shall be deemed to be an Incumbent Director if their election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the then-Incumbent Directors (except in certain circumstances);

•	consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of our assets or the acquisition of the assets or stock of another entity (“Business Combination”), other than a Business Combination (A) which would result in all or substantially all of the persons that were beneficial owners of our Common Stock and Voting Securities outstanding immediately prior to the Business Combination continuing to beneficially own more than 60% of the then-outstanding shares of Common Stock and the combined voting power of the then-outstanding Voting Securities, as the case may be, of the corporation resulting from such Business Combination, in substantially the same proportions as their ownership immediately prior to the Business Combination, (B) in which no person is or becomes the beneficial owner of 20% or more of the then-outstanding shares of our Common Stock or the combined voting power of our then-outstanding Voting Securities, except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of our Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

•	approval by our stockholders of a complete liquidation or dissolution of EOG.

Under the Amended and Restated Change of Control Agreements, if a Named Officer’s employment is terminated within two years after a change of control of EOG:

•	by us for any reason (other than for cause or by reason of death, disability or retirement);

•	by the Named Officer under circumstances defined in the agreement as “good reason”; or

•	by the Named Officer for any reason during the 30-day period beginning six months after a change of control of EOG;

then, the Named Officer will receive:

•	the Named Officer’s annual base salary and compensation for earned but unused vacation time accrued through the termination date but not previously paid to the Named Officer;

•	a severance benefit of 2.99 times his annual base salary plus two times his target annual bonus, each as in effect immediately prior to the change of control or, if increased, immediately prior to the termination date, whichever is greater;

•	Money Purchase Pension Plan contributions and Savings Plan matching amounts that would have been made if the Named Officer had continued to be employed for three years following the date of termination and, in the case of the Savings Plan matching amounts, assuming that the Named Officer had continued to contribute to the Savings Plan during such three-year period at their then-current contribution level;

•	up to three years of uninterrupted participation in our medical and dental plans from time to time then in effect;

•	an additional three years of age and service credits for eligibility in our retiree medical coverage;

•	outplacement services, not to exceed $50,000; and

•	reimbursement for any excise tax, interest and penalties incurred if payments or benefits received due to a change of control would be subject to an excise tax under Section 4999 of the Code.

If a Named Officer’s employment is terminated within two years of a change of control of EOG for cause or as a result of death, disability or retirement, the Named Officer will be entitled only to annual base salary and any other compensation and benefits earned and payable through the termination date.

Change of Control Severance Plan

Mr. Garrison has not entered into a change of control agreement with EOG. In the event of a change of control of EOG, Mr. Garrison would be subject to the terms and conditions of our Change of Control Severance Plan, which is applicable to all employees that are classified either as a regular full-time or regular part-time employee and not covered under an individual change of control agreement or any collective bargaining agreement with us or our affiliates. Pursuant to such plan, an eligible employee who is involuntarily terminated on or within two years after a change of control of EOG would receive a severance payment equal to the greater of (A) six months base pay or (B) the aggregate sum of (1) two weeks of base pay per year of service or portion thereof, plus (2) one month base pay for each $10,000 or portion thereof of the employee’s annual base pay, plus (3) one month of base pay for each five percent (5%) of the employee’s annual target bonus award opportunity, if any, or portion thereof under the bonus program in effect immediately prior to the change of control or on the termination date, if greater. Also pursuant to such plan, the “aggregate present value” (as defined under Section 1274(b)(2) of the Code) of such severance payment shall not exceed the lesser of the following amounts: (A) 2.99 multiplied by the “base amount” (as defined under Section 280G(b)(3) of the Code) or (B) three times the sum of (1) the eligible employee’s annual base pay and (2) 100% of the eligible employee’s annual bonus target award (if any) as in effect immediately prior to the effective date of the change of control (or, if no annual bonus target has been set for the year in which the change of control occurs, the annual bonus target for the immediately prior year) or, if increased, 100% of the eligible employee’s annual bonus target award as in effect immediately prior to the eligible employee’s last date of employment by reason of such involuntary termination. Additionally, our Change of Control Severance Plan provides for the reimbursement of any excise tax, interest and penalties incurred if payments or benefits received due to a change of control of EOG would be subject to an excise tax under Section 4999 of the Code.

Retention Bonus Plan

In order to ensure continuity of operations in the event of a change of control of EOG, a retention bonus plan would become effective and applicable to all eligible employees, including our Named Officers. To be eligible to receive the retention bonus, an employee must remain employed by us through the effective date of the change of control (as defined in our Change of Control Severance Plan) and be employed by the acquiring company 180 days after the effective date of the change of control or be involuntarily terminated (as defined in our Change of Control

Severance Plan) by the acquiring company on or within 180 days after the effective date of the change of control. Eligible employees would receive a bonus equal to the most recent bonus they had received under our annual bonus program, payable upon the earlier of 180 days after the effective date of the change of control or upon such involuntary termination.

Potential Payments to Each Named Officer

The tables below reflect estimates of the amount of compensation that would be paid to each Named Officer in the event of his termination of employment as a result of each of the circumstances described above and assume that any termination was effective as of December 31, 2009. The actual amounts to be paid can only be determined at the time of the Named Officer’s actual termination.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR
CHANGE OF CONTROL TABLE(a)

Mark G. Papa

		Involuntary
		Termination	Involuntary
	Voluntary	(Not for	Termination	Change of	Death or	Normal	Early
Executive Benefits and	Termination	Cause)	(For Cause)	Control	Disability	Retirement	Retirement
Payments Upon Termination	($)(b)	($)	($)(b)	($)	($)(c)	($)(d)	($)

Cash Severance		$4,543,333 (f)		$4,690,600 (g)
Stock Options/SARs
Restricted Stock/Units		$42,693,294 (h)		$42,693,294 (i)	$42,693,294	$42,693,294
Health Benefits(j)				$35,742
Unused Vacation(k)	$4,971	$4,971	$4,971	$4,971	$4,971	$4,971
All Other(l)				$147,500
Total:	$4,971	$47,241,598	$4,971	$47,572,107	$42,698,265	$42,698,265

Loren M. Leiker

		Involuntary
		Termination	Involuntary
	Voluntary	(Not for	Termination	Change of		Death or	Normal	Early
Executive Benefits and	Termination	Cause)	(For Cause)	Control		Disability	Retirement	Retirement
Payments Upon Termination	($)(b)	($)	($)(b)	($)		($)(c)	($)	($)(e)

Cash Severance		$2,711,379 (m)		$2,828,495	(g)
Stock Options/SARs		$1,063,838 (n)		$1,063,838	(i)	$1,063,838		$1,063,838
Restricted Stock/Units		$3,215,570 (n)		$13,532,971	(i)	$13,532,971		$3,215,570
Health Benefits(j)				$47,444
Unused Vacation(k)	$9,298	$9,298	$9,298	$9,298		$9,298		$9,298
All Other(l)				$147,500
Total:	$9,298	$7,000,085	$9,298	$17,629,546		$14,606,107		$4,288,706

Gary L. Thomas

		Involuntary
		Termination	Involuntary
	Voluntary	(Not for	Termination	Change of		Death or	Normal	Early
Executive Benefits and	Termination	Cause)	(For Cause)	Control		Disability	Retirement	Retirement
Payments Upon Termination	($)(b)	($)	($)(b)	($)		($)(c)	($)	($)(e)

Cash Severance		$2,711,379 (m)		$2,828,495	(g)
Stock Options/SARs		$1,063,838 (n)		$1,063,838	(i)	$1,063,838		$1,063,838
Restricted Stock/Units		$3,215,570 (n)		$13,532,971	(i)	$13,532,971		$3,215,570
Health Benefits(j)				$22,263
Unused Vacation(k)	$11,356	$11,356	$11,356	$11,356		$11,356		$11,356
All Other(l)				$147,500
Total:	$11,356	$7,002,143	$11,356	$17,606,423		$14,608,165		$4,290,764

Robert K. Garrison

		Involuntary
		Termination	Involuntary
	Voluntary	(Not for	Termination	Change of		Death or	Normal	Early
Executive Benefits and	Termination	Cause)	(For Cause)	Control		Disability	Retirement	Retirement
Payments Upon Termination	($)	($)	($)(b)	($)		($)(c)	($)	($)(e)

Cash Severance		$354,300 (o)	$13,627	$1,710,180	(p)
Stock Options/SARs		$503,042 (n)		$503,042	(i)	$503,042		$503,042
Restricted Stock/Units		$2,339,189 (n)		$6,598,886	(i)	$6,598,886		$2,339,189
Health Benefits
Unused Vacation
All Other
Total:		$3,196,531	$13,627	$8,812,108		$7,101,928		$2,842,231

Timothy K. Driggers

		Involuntary
		Termination	Involuntary
	Voluntary	(Not for	Termination	Change of		Death or	Normal	Early
Executive Benefits and	Termination	Cause)	(For Cause)	Control		Disability	Retirement	Retirement
Payments Upon Termination	($)	($)	($)(b)	($)		($)(c)	($)	($)

Cash Severance		$340,000 (o)	$13,077	$1,424,600	(g)
Stock Options/SARs				$333,867	(i)	$333,867
Restricted Stock/Units		$707,955 (q)		$2,245,489	(i)	$2,245,489
Health Benefits(j)				$17,051
Unused Vacation
All Other(l)				$147,500
Total:		$1,047,955	$13,077	$4,168,507		$2,579,356

The following footnotes apply to all of our Named Officers:

(a)	We engaged Ernst & Young (“E&Y”) to determine if any portion of the payments described in this “Potential Payments Upon Termination of Employment or Change of Control Table” could potentially be subject to excise tax for purposes of Code Sections 280G and 4999. Based on the information provided by us and the calculations performed by E&Y, none of the Named Officers exceeded their respective safe harbor amounts, as defined in Code Section 280G; thus, none of the payments are subject to excise tax and no reimbursements are required.

(b)	No additional compensation is paid if the Named Officer voluntarily terminates his employment or if the Named Officer is involuntarily terminated for cause, with the exception of Messrs. Garrison and Driggers, who would receive two weeks of annual base salary upon signing a waiver and release of claims if terminated for cause in accordance with the Severance Pay Plan.

(c)	In accordance with our 2008 Stock Plan, 1992 Stock Plan and the related grant agreements, upon death or disability, 100% of unvested stock options/SARs will vest and be fully exercisable and all restrictions on restricted stock/restricted stock units will lapse. The amounts represent the value of each Named Officer’s unvested stock options/SARs and restricted stock/restricted stock units as of December 31, 2009.

(d)	Of the Named Officers only Mr. Papa was of normal retirement age (age 62 or older) as of December 31, 2009. In accordance with the 2008 Stock Plan, the 1992 Stock Plan and the related grant agreements, upon retirement, all restrictions on restricted stock units will lapse six months after the retirement date. The amount represents the value of Mr. Papa’s unvested restricted stock units as of December 31, 2009; however, the actual value of the restricted stock units will be subject to market risk during the six-month period.

(e)	In order to be designated a “Company-approved retirement prior to age 62,” the employee must agree to enter into a six-month non-competition agreement. In accordance with the 2008 Stock Plan, the 1992 Stock Plan and the related grant agreements, upon satisfactory completion of the six-month non-competition agreement, 100% of unvested stock options/SARs will vest and be fully exercisable and the restrictions on 20% of restricted stock/restricted stock units will lapse for each whole year that has passed since the grant date. The above presentation assumes that (1) all unvested stock options/SARs vest and become fully exercisable and (2) the Named Officer becomes entitled to all shares of restricted stock/restricted stock units to which he would be entitled under his grant agreements as of December 31, 2009. However, the actual value of any stock options/SARs and restricted stock/restricted stock units will be subject to market risk during the six-month term of the non-competition agreement. The number of stock options/SARs that will vest for each of the Named Officers that are age 55 or greater and less than age 62 is as follows: Mr. Leiker, 48,750; Mr. Thomas, 48,750; and Mr. Garrison, 25,094. The number of restricted stock/restricted stock units that will vest for each of the Named Officers that are age 55 or greater and less than age 62 is as follows: Mr. Leiker, 33,048; Mr. Thomas, 33,048; and Mr. Garrison, 24,041. Mr. Driggers was not eligible for early retirement as of December 31, 2009.

(f)	In accordance with Mr. Papa’s employment agreement, this amount was calculated as the annual base salary and annual bonus award he would have received from the date of termination through the end of his employment agreement if his employment had continued, as this amount is greater than two times the sum of his then-current annual base salary of $940,000 and his annual bonus award opportunity of $940,000.

(g)	In accordance with the Named Officer’s Amended and Restated Change of Control Agreement, this amount was calculated as 2.99 times his annual base salary plus two times his target annual bonus. The annual base salary for each of the Named Officers is as follows: Mr. Papa, $940,000; Mr. Leiker, $590,500; Mr. Thomas, $590,500; and Mr. Driggers, $340,000. The target annual bonus for each of the Named Officers is as follows: Mr. Papa, $940,000; Mr. Leiker, $531,450; Mr. Thomas, $531,450; and Mr. Driggers, $204,000.

(h)	Mr. Papa is eligible for normal retirement; therefore, termination is treated as a “retirement at or after age 62.” In accordance with the 2008 Stock Plan, the 1992 Stock Plan and the related grant agreements, upon retirement, all restrictions on restricted stock units will lapse six months after the retirement date. The amount represents the value of Mr. Papa’s unvested restricted stock units as of December 31, 2009; however, the actual value of the restricted stock units will be subject to market risk during the six-month period.

(i)	In accordance with the current 2008 Stock Plan, the 1992 Stock Plan and the related grant agreements, upon the date a press release is issued announcing a pending stockholder vote, tender offer or other transaction which, if approved and consummated, would constitute a change of control, 100% of unvested stock options/SARs vest and become fully exercisable and all restrictions on restricted stock/restricted stock units lapse, regardless of whether the officer is terminated for any reason or continues to be employed. The amounts represent the value of each Named Officer’s unvested stock options/SARs and restricted stock/restricted stock units as of December 31, 2009.

(j)	Health Benefits include the estimated value of (1) three years participation in our medical and dental plans, based on each Named Officer’s elections as of December 31, 2009 and (2) three years age and service credits under our retiree medical insurance coverage.

(k)	Amount represents the portion of unused vacation as of December 31, 2009 that will be paid to the Named Officer.

(l)	“All Other” includes (1) the estimated value of the Money Purchase Pension Plan contributions and the Savings Plan matching contributions, had the Named Officer continued to be employed for three years based on the contribution rates as of December 31, 2009, and (2) $50,000 in outplacement services.

(m)	In accordance with the Named Officer’s employment agreement, this amount is the annual base salary and annual bonus award he would have received from the date of termination through the end of the term of his employment agreement if his employment had continued, as this amount is greater than the sum of his then-current annual base salary and his annual award bonus opportunity. The then-current annual base salary for each of Messrs. Leiker and Thomas was $590,500. The annual bonus award opportunity for each of Messrs. Leiker and Thomas was $531,450.

(n)	The Named Officer is eligible for early retirement; therefore, termination is treated as a “Company-approved retirement prior to age 62,” in which the employee must agree to enter into a six-month non-competition agreement. Upon satisfactory completion of the six-month non-competition agreement, 100% of unvested stock options/SARs will vest and be fully exercisable and the restrictions on 20% of restricted stock/restricted stock units will lapse for each whole year that has passed since the grant date. The above presentation assumes that (1) all unvested stock options/SARs vest and become fully exercisable and (2) the Named Officer becomes entitled to all shares of restricted stock/restricted stock units to which he would be entitled under his grant agreements as of December 31, 2009. However, the actual value of any stock options/SARs and restricted stock/restricted stock units will be subject to market risk during the six-month term of the non-competition agreement. The number of stock options/SARs that will vest and become fully exercisable for Messrs. Leiker and Thomas is 48,750, and for Mr. Garrison is 25,094. The number of restricted stock/restricted stock units for which the restrictions will lapse for Messrs. Leiker and Thomas is 33,048, and for Mr. Garrison is 24,041.

(o)	In accordance with our Severance Pay Plan, this amount is calculated as 52 weeks of base pay, the maximum benefit paid for involuntary termination for other than performance reasons, contingent upon the Named Officer signing a waiver and release of claims.

(p)	In accordance with the Change of Control Severance Plan, amount is the aggregate sum of (1) two weeks of base pay per year of service or portion thereof (15 times $13,627), plus (2) one month of base pay for each $10,000 or portion thereof of Mr. Garrison’s annual base pay of $354,300 (36 times $29,525), plus (3) one month of base pay for each five percent of Mr. Garrison’s annual bonus award opportunity, if any, or portion thereof under the bonus program in effect immediately prior to the change of control (15 times $29,525, based on Mr. Garrison’s current bonus target of 75%). This aggregate amount is greater than six months base pay for Mr. Garrison, but under the cap described under “Payments Made Upon a Change of Control — Change of Control Severance Plan” above.

(q)	Upon involuntary termination for other than performance reasons, the restrictions on 20% of restricted stock/restricted stock units will lapse for each whole year that has passed since the grant date. The number of restricted stock/restricted stock units for which the restrictions will lapse for Mr. Driggers is 7,276.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

The Compensation Committee is also responsible for determining the compensation of our non-employee directors. In April 2009, the Compensation Committee reviewed EOG’s non-employee director compensation program against the programs of our peer group companies, specifically Anadarko Petroleum Corporation, Apache Corporation, Chesapeake Energy Corporation, Devon Energy Corporation, EnCana Corporation, Noble Energy, Inc., Pioneer Natural Resources Company and XTO Energy Inc. The review determined that EOG’s non-employee director compensation program was competitive with the programs of EOG’s peer companies with respect to cash and equity compensation. The review determined that EOG’s total non-employee director compensation ranked slightly above the 75th percentile of the peer group and, therefore, was in line with our target of the 75th percentile.

Based on the results of the review, the Compensation Committee determined that the annual cash retainer for each non-employee director should remain at $140,000, and granted 2,000 shares of restricted stock and 5,000 SARs to each non-employee director (as compared to an equity grant consisting of 1,000 shares of restricted stock and 3,000 SARs in the prior year), resulting in a total program value approximating the 60th percentile of the peer group. The terms of the restricted stock and SARs granted to our non-employee directors are described in footnotes (b) and (c) to the “Director Compensation Table” below. There are no meeting, committee member or committee chair fees paid to any director.

In accordance with our stock ownership guidelines for non-employee directors (adopted by the Compensation Committee in December 2009) and the terms of each non-employee director’s restricted stock grant agreements, 35 percent of the vested shares of our Common Stock received annually for services as a director may be sold to cover any tax obligation the non-employee director may incur as a result of the vesting of such shares, and the remaining 65 percent of the vested shares must be held until the non-employee director no longer serves on the Board. Mr. Papa, as our CEO, is subject to the stock ownership guidelines applicable to our executive officers and other officers discussed above.

DIRECTOR COMPENSATION TABLE

The following table summarizes certain information regarding compensation paid or accrued during 2009 to each non-employee director.

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned		Stock	Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)(a)	($)(b)	($)(c)	($)	($)	($)(d)	($)

George A. Alcorn	$140,000	$144,080	$146,035			$3,711	$433,826
Charles R. Crisp	$140,000	$144,080	$146,035				$430,115
James C. Day	$140,000	$144,080	$146,035				$430,115
H. Leighton Steward	$140,000	$144,080	$146,035			$7,461	$437,576
Donald F. Textor	$140,000	$144,080	$146,035				$430,115
Frank G. Wisner	$140,000	$144,080	$146,035				$430,115

(a)	Non-employee directors can defer fees to a later specified date by participating in the Deferral Plan. Under the Deferral Plan, deferrals are invested into either (1) a flexible deferral account, in which deferrals are treated as if they had been invested into various investment funds as directed by the participant and in which returns vary based on the performance of the funds or (2) a phantom stock account, in which deferrals are treated as if they had purchased our Common Stock at the closing price on the date such deferred fee would otherwise had been paid, and include reinvestment of dividends. In 2009, four of the non-employee directors participated in the Deferral Plan.

(b)	Non-employee directors participate in the 2008 Stock Plan, which was approved by our stockholders at our 2008 annual meeting of stockholders. Under the terms of the 2008 Stock Plan, each non-employee director received, upon re-election to the Board, 2,000 shares of restricted stock on May 4, 2009 (based on the closing price of our Common Stock on the NYSE of $72.04 per share on such date). Restricted stock granted under the 2008 Stock Plan vests 100% after one year. Upon vesting and in accordance with our stock ownership guidelines for non-employee directors discussed above, thirty-five percent of the vested shares may be sold to cover any tax obligation as a result of the vesting and sixty-five percent of the vested shares must be held until the director no longer serves on the Board. The market value of the unvested restricted shares for each non-employee director as of December 31, 2009 was $194,600 (based on the closing price of our Common Stock on the NYSE of $97.30 per share on such date).

(c)	Under the terms of the 2008 Stock Plan, each non-employee director received, upon re-election to the Board, 5,000 SARs at an exercise price equal to the fair market value of our Common Stock on May 4, 2009. SARs granted to our non-employee directors under the 2008 Stock Plan vest 50% after one year, and 100% after two years, following the date of grant, and expire seven years from the date of grant. The grant-date present value of each SAR grant is estimated using the Hull-White II binomial option pricing model. Based on the Hull-White II binomial option pricing model, assuming a dividend yield of 0.8%, expected volatility of 46.8%, a risk-free interest rate of 1.3% and a weighted-average expected life of 5.6 years, the value of the SARs granted on May 4, 2009 was $29.207 per share. Following is the aggregate number of stock options/SARs outstanding as of December 31, 2009 for each non-employee director: Messrs. Alcorn and Crisp, 50,000 stock options/SARs each; Mr. Day, 8,000 SARs; Mr. Steward, 64,000 stock options/SARs; Mr. Textor, 22,000 stock options/SARs; and Mr. Wisner, 106,000 stock options/SARs.

(d)	All Other Compensation for Mr. Alcorn consists solely of reimbursement for EOG-requested spouse travel, including a gross-up for payment of taxes. All Other Compensation for Mr. Steward consists of reimbursement for EOG-requested spouse travel, including a gross-up for payment of taxes, and our purchase of copies of Mr. Steward’s book which were distributed to certain of our employees.

RELATED PARTY TRANSACTIONS

In March 2008, our Board adopted a written policy relating to the review and approval of “related party transactions.” Generally, under this policy and related SEC regulations, (1) a “related party transaction” is a transaction, or a material amendment to a transaction, involving more than $120,000 between a “related party” and EOG or one of its subsidiaries and (2) a “related party” is (a) a director or executive officer of EOG, (b) a beneficial owner of more than five percent (5%) of our Common Stock, (c) an immediate family member of, or person sharing the home of, an EOG director or executive officer or beneficial owner of more than five percent (5%) of our Common Stock or (d) an entity that is owned or controlled by any of the foregoing persons or for which any of the foregoing persons serves as an executive officer, general partner or principal or in a similar capacity or position.

Consistent with the recommendations of the NYSE, our policy requires the Audit Committee to review and approve (in the case of a proposed transaction), or ratify (in the case of an existing transaction), each related party transaction. In reviewing and approving, or ratifying, as the case may be, any related party transaction or material amendment to any such transaction, the Audit Committee must satisfy itself that it has been fully informed as to the related party’s relationship to EOG and interest in the transaction and as to the material facts of the transaction, and must determine that the related party transaction is in, or is not inconsistent with, the best interests of EOG and our stockholders. In addition, at each quarterly meeting of our Audit Committee, the members of the Audit Committee are asked to confirm that they are not aware of any related party transactions, other than any such transactions previously disclosed in our proxy statements.

Prior to March 2008, we did not have specific procedures for the review of, or standards for the approval or ratification of, transactions with related persons, but instead reviewed such transactions on a case-by-case basis.

Mr. Robert K. Garrison, our Executive Vice President, Exploration, has a son, Matthew Garrison, who is employed by EOG as a geologist in our Fort Worth, Texas office. Mr. Matthew Garrison has been employed by EOG since December 2006, prior to his father becoming an executive officer of EOG. Mr. Robert Garrison did not participate in the hiring of his son, and has not participated, and is not expected in the future to participate, in performance evaluations or compensation decisions regarding his son. Mr. Matthew Garrison’s total compensation for 2009 (consisting of his annual base salary, bonus, stock-based compensation and other perquisites for 2009 and calculated in the same manner as his total compensation for 2008 (as described in the proxy statement for our 2009 annual meeting of stockholders)) was less than $175,000. We believe that Mr. Matthew Garrison’s compensation and benefits are commensurate with his qualifications, experience and responsibilities and, moreover, comparable to the compensation and benefits currently paid to geologists in the oil and gas industry with similar qualifications, experience and responsibilities. Pursuant to our related party transaction policy, the Audit Committee has (1) satisfied itself that it has been fully informed as to the material facts of Mr. Matthew Garrison’s employment relationship with us, (2) determined that the employment relationship is in, and is not inconsistent with, the best interests of us and our stockholders and (3) approved and ratified our prior and continued employment of Mr. Matthew Garrison.

In addition to our related party transaction policy, our Code of Conduct prohibits transactions involving or benefiting a director or executive officer (or a family member of a director or executive officer) that may constitute a conflict of interest, except as approved by the Board. Any waiver of our Code of Conduct in favor of a director or executive officer requires Board or Board committee approval and reporting under applicable SEC and NYSE regulations, as more fully described under “Corporate Governance — Codes of Conduct and Ethics and Corporate Governance Guidelines” above. There have been no waivers granted with respect to our Code of Conduct.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file reports of their ownership of, and transactions in, our Common Stock with the SEC and to furnish us with copies of the reports they file. Based upon our review of the Section 16(a) filings that have been received by us and inquiries made to our directors and executive officers, we believe that all filings required to be made under Section 16(a) during 2009 were timely made, except that during 2009, Mr. Steward inadvertently failed to timely file a Form 4 to report his December 2009 disposition of shares of our Common Stock held indirectly through a family limited liability company in connection with his sale of interests in the limited liability company for estate and financial planning purposes. This disposition was reported by Mr. Steward on a Form 4 filed in March 2010. Pursuant to SEC rules, we are not required to disclose in this proxy statement any failure to timely file a Section 16(a) report that has been previously disclosed by us in a prior proxy statement.

ITEM 1.

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to hold office until the 2011 annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees are our current directors.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and of the oil and gas industry. Moreover, each of our directors is willing to devote sufficient time to discharging his duties and responsibilities effectively, and is committed to serving EOG and our stockholders. Set forth below is a brief description of the specific experience, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that the director should serve as a director of EOG and, in the case of Messrs. Alcorn, Crisp, Day, Steward, Textor and Wisner, as a member of the Board’s Audit, Compensation and Nominating and Governance Committees. Director nominee ages set forth below are as of February 28, 2010.

A majority of the votes cast in person or by proxy by the holders of our Common Stock entitled to vote at the Annual Meeting is required to elect a director. Under our bylaws, (1) a “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election and (2) votes cast shall include votes to “withhold authority” (shown as “against” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Pursuant to our Corporate Governance Guidelines, any nominee for director who fails to receive a majority vote of our stockholders at the Annual Meeting must promptly tender his or her resignation to the Nominating and Governance Committee of the Board. The Nominating and Governance Committee will evaluate the resignation and make a recommendation to the Board, who will then act on the tendered resignation and publicly disclose its decision and rationale within 90 days following certification of the stockholder vote.

Unless contrary instructions are given by the stockholder delivering such proxy, it is the intention of the persons named as agents and proxies in the enclosed form of proxy to vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to vote for a substitute.

Pursuant to our bylaws, the Board has set the number of directors that shall constitute the Board at seven. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

GEORGE A. ALCORN, 77
Director since 2000

Mr. Alcorn has extensive leadership experience in the oil and gas industry, having served as President of Alcorn Exploration, Inc., an oil and natural gas exploration and production company, since 1982.

In addition, Mr. Alcorn has served as a director of Linn Energy, LLC, a publicly traded independent oil and gas development company, since 2006, where he serves as Chairman of the Nominating Committee and as a member of the Audit and Compensation Committees.

Mr. Alcorn is a member of the National Petroleum Council, a federally chartered and privately funded committee that supports the U.S. Department of Energy and advises the U.S. Secretary of Energy. Mr. Alcorn is also a past chairman of the Independent Petroleum Association of America and a founding member and past chairman of the Natural Gas Council.

CHARLES R. CRISP, 62
Director since 2002

Mr. Crisp began his career in the oil and gas industry over 40 years ago with Conoco Inc. and has held senior management positions with numerous energy companies, including (i) Coral Energy, LLC, a subsidiary of Shell Oil Company, where he served as President and Chief Executive Officer from 1999 until his retirement in November 2000 and as President and Chief Operating Officer from 1998 to 1999; (ii) Houston Industries Incorporated, where he served as President of the power generation group from 1996 to 1998; and (iii) Tejas Gas Corporation, a major intrastate natural gas pipeline company, where he served as President, Chief Operating Officer and a director from 1988 to 1996.

Mr. Crisp has also accumulated over seven years of experience as a director of publicly traded energy companies. Mr. Crisp is currently a director of three other companies: (i) AGL Resources Inc., a natural gas distribution and marketing and energy services company, where he serves on the Compensation and Management Development Committee and Finance and Risk Management Committee; (ii) Intercontinental Exchange, Inc., an operator of regulated exchanges, trading platforms and clearing houses, where he serves on the Compensation Committee and previously served on the Audit Committee; and (iii) Targa Resources, Inc., a provider of midstream natural gas and natural gas liquids services, where he serves on the compensation committee.

JAMES C. DAY, 66
Director since 2008

Mr. Day has extensive leadership experience serving as a member of senior management in various roles at Noble Corporation, including as Chairman of the Board from 1992 until his retirement in May 2007, Chief Executive Officer from 1984 until October 2006 and President from 1984 to 1999 and again from 2003 until February 2006. Noble Corporation is a publicly traded company and one of the world’s largest offshore drilling companies.

Mr. Day is also a director of Tidewater, Inc., a publicly traded workboat and compression services provider, where he serves on the Compensation and Nominating and Corporate Governance Committees, and of ONEOK, Inc., the publicly traded general partner of ONEOK Partners, a provider of natural gas gathering, processing, storage and transportation services, where he serves as the Chair of the Executive Compensation Committee and a member of the Executive Committee. From 1993 to May 2006, Mr. Day served as a director of Global Industries, Ltd., a publicly traded provider of offshore marine construction services, where he served as a member of the Nominating and Governance Committee, Audit Committee and Technical, Health, Safety, and Environment Committee.

Mr. Day is past chairman of the International Association of Drilling Contractors and the National Ocean Industries Association, and is an honorary director of the American Petroleum Institute and a Trustee of The Samuel Roberts Noble Foundation. Mr. Day has held numerous other leadership positions with various industry and civic associations throughout his career.

MARK G. PAPA, 63
Director since 1998

Mr. Papa has served as EOG’s Chairman of the Board and CEO for over 10 years, and has been with EOG and its predecessor companies for over 28 years. Prior to becoming EOG’s Chairman of the Board and CEO, Mr. Papa served in other leadership positions at EOG, including President, CEO and director, President and Chief Operating Officer and President-North America Operations. Mr. Papa joined Belco Petroleum Corporation, a predecessor of EOG, in 1981.

Mr. Papa also serves as a director of Oil States International, Inc., a publicly traded oilfield service company, where he serves on the Compensation and Nominating and Corporate Governance Committees. From July 2003 to April 2005, Mr. Papa served as a director of the general partner of Magellan Midstream Partners LP, a pipeline and terminal company, where he served as Chairman of the Compensation Committee and as a member of the Audit and Conflicts Committees.

H. LEIGHTON STEWARD, 75
Director since 2004

Mr. Steward has extensive experience in the oil and gas exploration and production industry, having served in various senior management roles with The Louisiana Land and Exploration Company, a publicly traded oil and gas exploration and production company, including President, Chief Operating Officer and, from 1989 until its acquisition by Burlington Resources, Inc. in 1997, Chairman of the Board and Chief Executive Officer. Mr. Steward subsequently served as Vice Chairman of Burlington Resources, a publicly traded oil and gas exploration, production and development company, until his retirement in 2000.

Mr. Steward is former Chairman of the U.S. Oil and Gas Association and the Natural Gas Supply Association, and is currently an honorary director of the American Petroleum Institute.

Mr. Steward is also currently an author-partner of Sugar Busters, LLC, a provider of seminars, books and products related to helping people follow a healthy and nutritious lifestyle, and Chairman of the non-profit foundations Plants Need CO2 and CO2 Is Green, providers of information related to carbon dioxide’s impact on the global climate and the plant and animal kingdoms.

DONALD F. TEXTOR, 63
Director since 2001

Mr. Textor is currently Portfolio Manager for Dorset Management Corporation and Partner of Knott Partners Management LLC, each an investment management and advisory firm. Mr. Textor was previously employed by Goldman Sachs & Co., including as a partner and managing director until his retirement in March 2001 and including 21 years of experience as the firm’s senior security analyst for domestic oil and gas exploration and production companies.

Mr. Textor is also currently a director of Trilogy Energy Trust, a crude oil and natural gas-focused Canadian energy trust that actively acquires, develops, produces and sells natural gas, crude oil and natural gas liquids for the generation of monthly cash distributions to its unitholders, and is a director of its subsidiary, Trilogy Energy Ltd.

As a result of serving in these roles and serving as a member and the Chairman of our Audit Committee since 2001, Mr. Textor has accumulated significant leadership and financial reporting experience as well as extensive knowledge of the oil and gas exploration and production industry.

FRANK G. WISNER, 71
Director since 1997

Mr. Wisner concluded his more than 35-year career with the U.S. State Department by serving as U.S. Ambassador to India from 1994 to 1997. Following his retirement as U.S. Ambassador to India, Mr. Wisner served as Vice Chairman, External Affairs of American International Group, Inc., a publicly traded international insurance and financial services company, from 1997 until his retirement in March 2009. Mr. Wisner has served as International Affairs Advisor with Patton Boggs LLP, a Washington, D.C.-based law firm, since 2009.

In addition to his extensive international and governmental affairs experience, Mr. Wisner has accumulated diverse business experience. Since 2001, Mr. Wisner has served as a director of Ethan Allen Interiors Inc., a publicly traded residential furniture company, where he serves as the Chair of the Nominations/Corporate Governance Committee. Mr. Wisner is also a director of Commercial International Bank, a leading Egyptian bank, and a director of Pangea3, an international provider of legal outsourcing services to international corporations and law firms.

ITEM 2.

RATIFICATION OF APPOINTMENT OF AUDITORS

General

For 2009 and 2008, we retained our principal auditors, Deloitte & Touche LLP (“Deloitte”), independent public accountants, to provide services in the following categories and, in consideration of such services, paid to Deloitte the following amounts:

Audit Fees.  The aggregate fees billed for professional services rendered by Deloitte for the audit of our financial statements for the fiscal years ended December 31, 2009 and December 31, 2008, and the reviews of the financial statements included in our Forms 10-Q for such fiscal years, were $2,140,362 and $2,044,474, respectively.

Audit-Related Fees.  The aggregate fees billed for the fiscal years ended December 31, 2009 and December 31, 2008 for assurance and related services rendered by Deloitte that were reasonably related to the performance of the audit or review of our financial statements, but not reportable as Audit Fees above, were $103,212 and $324,863, respectively. Audit-Related Fees for 2009 were for audits of our benefit plans. Audit-Related Fees for 2008 were for (1) financial statement audit work relating to the February 2008 sale of a majority of our assets and surrounding acreage in the Appalachian Basin (a substantial portion of such fees were reimbursed by the purchaser) and (2) audits of our benefit plans.

Tax Fees.  The aggregate fees billed for the fiscal years ended December 31, 2009 and December 31, 2008 for tax compliance, tax advice and tax planning services rendered by Deloitte were $159,039 and $38,780, respectively. For 2009, such fees were for services rendered with respect to our tax basis balance sheet and tax compliance services provided to certain of our expatriate employees. For 2008, such fees were for tax compliance services provided to certain of our expatriate employees.

All Other Fees.  The aggregate fees billed for services rendered by Deloitte not reportable as Audit Fees, Audit-Related Fees or Tax Fees above for the fiscal years ended December 31, 2009 and December 31, 2008 were $185,472 and $169,830, respectively. All Other Fees for 2009 primarily related to comfort letter work with respect to our May 2009 offering of our 5.625% Senior Notes due 2019 and our December 2009 shelf registration statement filing with the SEC, services rendered in connection with our 2009 acquisitions of certain crude oil and natural gas properties and related assets in the Fort Worth, Texas Barnett Shale and services rendered in connection with certain financial statement presentation matters. All Other Fees for 2008 primarily related to comfort letter work with respect to our September 2008 offering of our 6.125% Senior Notes due 2013 and 6.875% Senior Notes due 2018, and services rendered with respect to our Canadian subsidiary indebtedness.

Pre-Approval of Audit and Non-Audit Services.  The Audit Committee pre-approves all audit and non-audit services provided to us by our independent auditors at the first meeting of each calendar year and at subsequent meetings as necessary. The non-audit services to be provided are specified and shall not exceed a specified dollar limit.

Management is directed to provide a report to the Audit Committee at each meeting of the Audit Committee showing in reasonable detail the services provided by the independent auditors to us since the beginning of the calendar year, as well as the then-estimated cost to-date of audit and non-audit services.

During the course of a year, if additional non-audit services are deemed to be appropriate or advisable, these services are presented to the Audit Committee for pre-approval, subject to the availability of the de minimus exception for non-audit services set forth in Section 202 of the Sarbanes-Oxley Act of 2002 (“SOX”) and in Rule 2-01 of Regulation S-X.

None of the services rendered by Deloitte for the years ended December 31, 2009 and December 31, 2008 and reportable as Audit-Related Fees, Tax Fees or All Other Fees above were approved by the Audit Committee pursuant to such de minimus exception.

The Audit Committee has delegated to the Chairman of the Audit Committee the authority to approve non-audit services provided by the independent auditors to us pursuant to the de minimus exception for non-audit services referred to above and set forth in SOX Section 202 and in Rule 2-01 of Regulation S-X.

Ratification of Appointment for 2010

The Audit Committee of the Board has appointed Deloitte to audit our consolidated financial statements for the year ending December 31, 2010, and such appointment has been approved by the Board.

Ratification of this appointment shall be effective upon the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to the ratification of this appointment within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval.

In the event the appointment of Deloitte is not ratified, the Audit Committee will consider the appointment of other independent auditors. A representative of Deloitte is expected to be present at the Annual Meeting and will be available to make a statement if such representative desires to do so and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

ITEM 3.

APPROVAL OF AMENDMENT TO THE
EOG RESOURCES, INC. 2008 OMNIBUS EQUITY COMPENSATION PLAN

At the Annual Meeting, EOG stockholders will be asked to approve an amendment to the 2008 Stock Plan (i) increasing the number of shares of our Common Stock available for issuance under the 2008 Stock Plan; (ii) providing that a change in control under the terms of the 2008 Stock Plan will not occur with respect to certain acquisitions by a “qualified institutional investor”; (iii) eliminating the acceleration of vesting of, and lapse of restrictions on, awards granted under the 2008 Stock Plan on or after April 28, 2010 (the date of the Annual Meeting) upon the issuance of a press release regarding a stockholder vote or other transaction, or the commencement of a tender offer or exchange offer, which in either case, if consummated, would constitute a change in control of EOG; and (iv) providing that, unless an award agreement provides otherwise, such accelerated vesting of, and lapse of restrictions on, such awards will only occur upon the effective date of a change in control of EOG.

In March 2008, the Board adopted the 2008 Stock Plan and, at our 2008 annual meeting of stockholders, our stockholders approved the 2008 Stock Plan. The 2008 Stock Plan was subsequently amended effective September 4, 2008 to limit to 5% of the shares authorized under the 2008 Stock Plan certain awards not granted or maintained in accordance with specified conditions (as described further under “Executive Compensation — Compensation Discussion and Analysis — Components of our Compensation Program”). The 2008 Stock Plan is maintained to provide incentive opportunities for our directors and employees and to align their interests with the interests of our stockholders.

The maximum aggregate number of shares of our Common Stock that may currently be issued under the 2008 Stock Plan pursuant to awards is 6,000,000 shares. Moreover, the aggregate number of shares of our Common Stock granted under the 2008 Stock Plan (i) as restricted stock, restricted stock units, performance stock, performance units or other stock-based awards cannot currently exceed 2,400,000 shares, (ii) as incentive stock options cannot currently exceed 1,000,000 shares and (iii) as non-qualified stock options or SARs cannot currently exceed 6,000,000 shares. At December 31, 2009, 2,222,234 of the 6,000,000 shares of our Common Stock provided for under the 2008 Stock Plan remained available for grant.

In February 2010, the Compensation Committee and the Board approved an amendment to the current 2008 Stock Plan, subject to stockholder approval at the Annual Meeting, which the Board recommends. One purpose of the proposed amendment is to increase the number of shares available for future grant under the 2008 Stock Plan by an additional 6,900,000 shares, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of EOG, in order to allow us to continue to attract, retain and reward high performers in our company. In addition, it is proposed that the maximum aggregate number of shares of our Common Stock that may be granted under the 2008 Stock Plan (i) as restricted stock, restricted stock units, performance stock, performance units or other stock-based awards (“full value” awards) be increased by an additional 2,400,000 shares, (ii) as incentive stock options be increased by an additional 1,000,000 shares and (iii) as non-qualified stock options or SARs be increased by an additional 6,900,000 shares. As of March 1, 2010 (the Record Date), the aggregate fair market value of the additional 6,900,000 shares of our Common Stock to be available for future grant under the 2008 Stock Plan pursuant to the proposed amendment was approximately $653,000,000, based on the closing price per share of our Common Stock of $94.65 on the NYSE on such date.

Another purpose of the proposed amendment is to permit a “qualified institutional investor” (as defined in the proposed amendment) to generally acquire beneficial ownership of up to 15% of our Common Stock then-outstanding without the acquisition being considered a change in control of EOG under the terms of the 2008 Stock Plan. Finally, under the proposed amendment, unless the Compensation Committee otherwise provides in an agreement, a change in control of EOG would be required to be effective prior to accelerating the vesting of, and lapse of restrictions on, awards granted under the 2008 Stock Plan on or after April 28, 2010 (the date of the Annual Meeting). This modification to the accelerated vesting provisions under the 2008 Stock Plan would not apply to awards granted prior to April 28, 2010; rather, as provided under the current terms of the 2008 Stock Plan, unless the Compensation Committee otherwise provides in an agreement, upon the date a press release is issued announcing a pending stockholder vote or other transaction which, if approved or consummated, would constitute a change in control of EOG, or a tender offer or exchange offer is publicly announced or commenced which, if consummated, would constitute a change in control of EOG, the vesting of, and lapse of restrictions on, awards granted under the 2008 Stock Plan would be accelerated. The above-described provisions are set forth in the proposed Second Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, which is attached hereto as Appendix A (the “Second Amendment”).

The following is a summary of the principal provisions of the 2008 Stock Plan, without giving effect to the Second Amendment. The following summary does not purport to be a complete description of the provisions of the current 2008 Stock Plan. The 2008 Stock Plan is filed as Exhibit 10.1 to EOG’s Current Report on Form 8-K filed with the SEC on May 14, 2008 (the “May 14, 2008 Form 8-K”) and the First Amendment to the 2008 Stock Plan is filed as Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 filed with the SEC on November 3, 2008.

General Terms.  Any employee or non-employee director of EOG is eligible to receive awards under the 2008 Stock Plan. EOG currently has six non-employee directors and, as of December 31, 2009, employed approximately 2,100 persons, including foreign national employees.

The 2008 Stock Plan, which has a term of 10 years (unless terminated earlier), provides for awards of incentive stock options, non-qualified stock options, SARs, restricted stock, restricted stock units, performance stock, performance units and other stock-based awards. The 2008 Stock Plan is administered by the Compensation Committee of our Board. The Compensation Committee has exclusive authority to select and/or approve the participants to whom awards under the 2008 Stock Plan may be granted and to determine the type, size and terms and conditions of each award, including, but not limited to, vesting terms and exercise and transferability restrictions.

Each share of our Common Stock that is subject to a grant counts as one share of Common Stock against the aggregate authorized number of shares, currently 6,000,000. Generally, if a grant awarded under the 2008 Stock Plan is forfeited or cancelled for any reason, the shares allocable to the forfeited or cancelled portion of the grant may again be subject to a grant awarded under the 2008 Stock Plan. If shares are delivered to satisfy the exercise price of any stock option grant or are used to exercise a SAR, those shares will not again be available under the 2008 Stock Plan. If any shares are withheld to satisfy tax obligations associated with any grant, those shares will not again be available under the 2008 Stock Plan.

Grants awarded under the 2008 Stock Plan are non-transferable by the recipient other than under a qualified domestic relations court order or by will or under the laws of descent and distribution, and are generally exercisable during the recipient’s lifetime only by the recipient.

The Compensation Committee has the right to terminate, suspend or amend the 2008 Stock Plan and any grant agreement under the 2008 Stock Plan at any time, provided, however, that no termination, suspension or amendment shall materially and adversely affect any grant previously awarded under the 2008 Stock Plan without the grant recipient’s written consent. Moreover, the Compensation Committee may not amend the 2008 Stock Plan without stockholder approval to the extent such approval is required by applicable law or the rules of the NYSE.

Stock Options.  The provisions of the 2008 Stock Plan specific to stock options are set forth in Article V of the 2008 Stock Plan (filed as Exhibit 10.1 to the May 14, 2008 Form 8-K). Consistent with prior grants, EOG expects that stock options granted to its employees in the future under the 2008 Stock Plan will generally vest in 25% increments over four years and may not be exercised after the seventh anniversary of the date of grant. EOG’s form of agreement for stock option grants to its employees, which is filed as Exhibit 10.2 to the May 14, 2008 Form 8-K, sets forth the foregoing terms and the circumstances under which the unvested portion of a stock option grant will become 100% vested and fully exercisable and also provides that (i) stock options may be exercised only by the grant recipient during the recipient’s lifetime and while the recipient is employed by EOG, except under the circumstances described in the grant agreement; (ii) if the recipient’s employment with EOG terminates for any reason other than under the circumstances described in the grant agreement, the stock option grant will be canceled on the date of termination of employment; (iii) to the extent that the exercise of a stock option results in taxable income to the recipient with respect to which EOG has a withholding obligation, EOG may withhold an amount sufficient to satisfy such withholding obligation; and (iv) a stock option grant (to the extent vested) may be exercised in whole or in part until it terminates.

SARs.  The provisions of the 2008 Stock Plan specific to SARs are set forth in Article VI of the 2008 Stock Plan (filed as Exhibit 10.1 to the May 14, 2008 Form 8-K). Consistent with prior grants, EOG expects that SARs awarded to its employees in the future under the 2008 Stock Plan will be stock-settled SARs (i.e., settled, upon exercise, in shares of our Common Stock (net of any required tax withholding) in lieu of cash), will generally vest in 25% increments over four years and may not be exercised after the seventh anniversary of the date of grant. EOG’s form of agreement for SAR grants to its employees (filed as Exhibit 10.3 to the May 14, 2008 Form 8-K) sets forth the foregoing terms and the circumstances under which the unvested portion of a SAR grant will become 100% vested and fully exercisable and also provides that (i) SARs may be exercised only by the grant recipient during the recipient’s lifetime and while the recipient is employed by EOG, except under the circumstances described in the grant agreement; (ii) if the recipient’s employment with EOG terminates for any reason other than under the circumstances described in the grant agreement, the SAR grant will be canceled on the date of termination of employment; (iii) to the extent that the exercise of a SAR results in taxable income to the recipient with respect to which EOG has a withholding obligation, EOG may withhold from the shares of our Common Stock subject to the SAR grant an amount sufficient to satisfy such withholding obligation; and (iv) a SAR grant (to the extent vested) may be exercised in whole or in part until it terminates.

EOG expects that SARs awarded to its non-employee directors in the future under the 2008 Stock Plan will also be stock-settled SARs, will generally vest in 50% increments over two years and may not be exercised after the seventh anniversary of the date of grant. EOG’s form of agreement for SAR grants to its non-employee directors (filed as Exhibit 10.4 to the May 14, 2008 Form 8-K) sets forth the foregoing terms and also provides that (i) SARs may be exercised only by the grant recipient during the recipient’s lifetime and while the recipient remains a member of the Board, except under the circumstances described in the grant agreement; and (ii) a SAR grant (to the extent vested) may be exercised in whole or in part until it terminates.

Restricted Stock and Restricted Stock Units.  The provisions of the 2008 Stock Plan specific to restricted stock and restricted stock units are set forth in Articles VII and VIII, respectively, of the 2008 Stock Plan (filed as Exhibit 10.1 to the May 14, 2008 Form 8-K). Consistent with prior grants, EOG expects that restricted stock and restricted stock units awarded to its employees in the future under the 2008 Stock Plan will generally “cliff” vest five years from the date of grant. EOG’s forms of agreements for restricted stock and restricted stock unit grants to its employees (filed as Exhibits 10.5 and 10.6, respectively, to the May 14, 2008 Form 8-K) set forth the foregoing vesting period and also provide that (i) if the grant recipient’s employment with EOG does not continue until the five-year anniversary of the grant date, the grant of restricted stock or restricted stock units (as the case may be) will terminate and all shares of restricted stock or restricted stock units (as the case may be) awarded shall be forfeited and canceled, except as provided in the grant agreement; and (ii) the recipient will have voting rights with respect to the shares of our Common Stock represented by shares of restricted stock, but will have no voting rights with respect to the shares of our Common Stock represented by restricted stock units until such time as the shares of our Common Stock are issued to the recipient.

Consistent with prior grants, EOG expects that restricted stock awarded to its non-employee directors in the future under the 2008 Stock Plan will generally “cliff” vest one year from the date of grant. EOG’s form of agreement for restricted stock grants to its non-employee directors (filed as Exhibit 10.7 to the May 14, 2008 Form 8-K), sets forth the foregoing vesting period and also provides that: (i) upon vesting of the restricted stock grant, 35% of the vested shares may be sold by the recipient to cover any tax obligation the recipient may incur as a result of the vesting and 65% of the vested shares must be held until the recipient no longer serves as a member of the Board, consistent with our stock ownership guidelines for non-employee directors; (ii) if the grant recipient’s membership on the Board does not continue until the one-year anniversary of the grant date, the grant of restricted stock will terminate and all shares of restricted stock awarded shall be forfeited and canceled, except as provided in the grant agreement; and (iii) the recipient will have voting rights with respect to the shares of our Common Stock represented by shares of restricted stock.

Performance Stock Awards and Performance Unit Awards.  The provisions of the 2008 Stock Plan specific to performance stock awards and performance unit awards are set forth in Article IX of the 2008 Stock Plan (filed as Exhibit 10.1 to the May 14, 2008 Form 8-K). To date, the Committee has only granted performance stock awards and performance unit awards in lieu of cash payments under our Executive Officer Annual Bonus Plan, consistent with the provisions of the 2008 Stock Plan.

Other Stock-Based Awards.  The provisions of the 2008 Stock Plan specific to other stock-based awards are set forth in Article XI of the 2008 Stock Plan (filed as Exhibit 10.1 to the May 14, 2008 Form 8-K). The Compensation Committee has not previously granted other stock-based awards under EOG’s prior plans, but may grant such awards in the future, consistent with the provisions of the 2008 Stock Plan.

Persons Residing Outside of the United States.  The provisions of the 2008 Stock Plan specific to persons residing outside of the United States are set forth in Section 16.15 of the 2008 Stock Plan (filed as Exhibit 10.1 to the May 14, 2008 Form 8-K). Pursuant to Section 16.15 of the 2008 Stock Plan, the Compensation Committee, in its sole discretion, has the power and authority to determine which persons employed outside the United States are eligible to participate in the 2008 Stock Plan, to amend or vary the terms and provisions of the 2008 Stock Plan and the terms and conditions of any award granted to persons who reside outside the United States, to establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable and to take any action, before or after an award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the foregoing, the Compensation Committee may not take any actions under the 2008 Stock Plan and may not grant any awards under the 2008 Stock Plan that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

Change in Control.  The provisions of the 2008 Stock Plan specific to a change in control of EOG are primarily set forth in Sections 2.6 and 13.1 of the 2008 Stock Plan (filed as Exhibit 10.1 to the May 14, 2008 Form 8-K). A “change in control” for purposes of the 2008 Stock Plan is generally defined to include the acquisition by a person of 20% or more of our then-outstanding voting power, specified changes in a majority of our Board, a merger resulting in existing EOG stockholders having less than 40% of the voting power in the surviving company and a liquidation or dissolution of our company. As discussed above, the proposed Second Amendment provides that an acquisition of our Common Stock that would otherwise constitute a change in control of EOG will not constitute a change in control of EOG if such acquisition is made by a “qualified institutional investor” (as defined in the Second Amendment).

For any award granted under the 2008 Stock Plan, the Compensation Committee may specify the effect of a change in control of EOG upon that award. Under the current 2008 Stock Plan, unless otherwise provided in an award agreement or prohibited under applicable laws or regulations, upon the date a press release is issued announcing a pending stockholder vote or other transaction which, if approved or consummated, would constitute a change in control, or a tender offer or exchange offer is publicly announced or commenced which, if consummated, would constitute a change in control, (i) any and all outstanding stock options and SARs become vested and fully exercisable, and (ii) the restrictions on any and all restricted stock and restricted stock units lapse. As discussed above, the proposed Second Amendment provides that the acceleration of vesting and lapse of restrictions on awards granted under the 2008 Stock Plan on or after April 28, 2010 (the date of the Annual Meeting) shall occur only upon the effective date of a change in control of EOG.

Code Section 162(m).  Section 162(m) of the Code generally disallows a tax deduction to public companies for a fiscal year for compensation over $1 million paid individually to a company’s principal executive officer and its other three highest paid executive officers (other than the principal financial officer) as determined on the last day of the fiscal year, unless the compensation qualifies as performance-based compensation. The requirements of Section 162(m) for performance-based compensation include stockholder approval of the material terms of the performance goals under which the compensation is paid. The material terms include (1) the employees eligible to receive compensation upon attainment of a goal, (2) the business criteria on which the goals may be based, and (3) the maximum amount payable to an employee upon attainment of a goal. In addition, stockholder approval is required if there is a change in the material terms of the plan under which the compensation is granted; for example, an increase in the shares available for issuance under the plan.

Recommendation and Required Vote

The Board believes that the 2008 Stock Plan provides a valuable benefit to EOG by enhancing its ability to attract and retain highly qualified officers and employees. Accordingly, the Board has recommended that the Second Amendment be submitted to the stockholders at the Annual Meeting for their approval.

Our officers and other key employees have an interest in the Second Amendment, since each may be a recipient of the awards that may be granted in the future under the 2008 Stock Plan by the Compensation Committee.

Approval of the Second Amendment shall be effective upon the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to the approval of the Second Amendment will have the effect of a vote against this proposal and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to the proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

ITEM 4.

APPROVAL OF AMENDMENT TO THE EOG RESOURCES, INC.
EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, EOG stockholders will also be asked to approve an amendment to the EOG Resources, Inc. Employee Stock Purchase Plan (the “ESPP”) to extend the term of the ESPP and increase the number of shares of our Common Stock available for issuance pursuant to stock options granted to eligible employees under the ESPP.

In February 2001, the Board adopted the ESPP and, at our 2001 annual meeting of stockholders, our stockholders approved the ESPP. The ESPP allows eligible employees to authorize payroll deductions for the bi-annual purchase of shares of our Common Stock at a discount.

Subject to adjustment as provided under the terms of the ESPP, the maximum number of shares of our Common Stock which may be issued pursuant to stock options granted to eligible employees under the current ESPP may not exceed 1,000,000 shares (previously adjusted from 500,000 shares in respect of our two-for-one stock split effected in March 2005). As of December 31, 2009, 38,602 shares of the 1,000,000 shares of our

Common Stock provided for under the current ESPP remained available for issuance. The current ESPP will terminate by its terms on July 1, 2011.

In February 2010, the Compensation Committee and the Board approved an amendment to the ESPP, subject to stockholder approval at the Annual Meeting, which the Board recommends. The purposes of the amendment are to (i) increase the number of shares of our Common Stock available for issuance pursuant to stock options granted to eligible employees under the ESPP by an additional 1,000,000 shares and (ii) extend the term of the ESPP so that it will terminate on December 31, 2019, unless terminated earlier under its terms or by EOG. As of March 1, 2010 (the Record Date), the aggregate fair market value of the additional 1,000,000 shares of our Common Stock to be available for issuance pursuant to stock options granted to eligible employees under the ESPP pursuant to the proposed amendment was approximately $94,700,000, based on the closing price per share of our Common Stock of $94.65 on the NYSE on such date.

The Board believes that it is in the best interest of EOG to encourage ownership of our Common Stock by our employees. We believe that providing our employees an opportunity to hold an equity interest in EOG helps them develop a stronger incentive to work for the continued success of EOG and our subsidiaries. For these reasons, the Board recommends the extension of the term of the ESPP and the increase in the number of shares of our Common Stock available for issuance under the ESPP as set forth in the proposed amendment.

The following is a summary of the principal provisions of the current ESPP. The following summary does not purport to be a complete description of the provisions of the current ESPP; the current ESPP is filed as Exhibit B to our definitive proxy statement filed with the SEC on March 29, 2001 in connection with our 2001 annual meeting of stockholders. The proposed amendment to the ESPP is attached hereto as Appendix B.

General.  The ESPP is administered by the Compensation Committee. The ESPP provides for the periodic grant of stock options to all eligible employees to purchase shares of our Common Stock. These stock options may be exercised on the last day of the applicable offering period for which the stock options were granted and only with funds accumulated through payroll deductions of between 1% and 10% of an eligible employee’s compensation. Except as may be otherwise determined by the Compensation Committee and announced to employees prior to an offering period, the maximum number of shares of Common Stock for which each eligible employee may be granted a stock option during an offering period will be determined by dividing $12,500 by the fair market value of a share of Common Stock on the first day of the offering period. The price to be paid by eligible employees for each share of Common Stock upon exercise of a stock option is the lesser of (i) 85% of the fair market value on the date of grant of the stock option or (ii) 85% of the fair market value on the date of exercise of the stock option. Eligible employees include any employee working more than 20 hours per week. As of December 31, 2009, EOG had approximately 1,750 employees who were eligible to participate in the ESPP.

Under the current ESPP, an aggregate of 1,000,000 shares of our Common Stock (previously adjusted from 500,000 shares in respect of our two-for-one stock split effected in March 2005) have been authorized and reserved for purchase pursuant to stock options granted to eligible employees. The offering periods are the six-month periods commencing on January 1 and July 1 of each year.

Federal Tax Consequences.  The ESPP and the right of participants to make purchases under the ESPP are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares of Common Stock purchased under the ESPP are sold or otherwise disposed of. Upon the sale of or other disposition of the shares, the participant will generally be subject to tax. The amount and nature of the tax will depend on how long the participant has held the shares.

If the participant sells or otherwise disposes of the shares more than two years from the first day of the offering period and more than one year from the date the shares are purchased by the participant pursuant to his or her stock option under the ESPP, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain.

If the shares are sold or otherwise disposed of before the expiration of such holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sales or disposition will be long-term or short-term capital gain or loss, depending how long the participant has held the shares.

EOG is not entitled to a deduction for any amount taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares before the expiration of the holding period described above.

No withholding or payment of Federal Insurance Contributions Act taxes (i.e., FICA taxes) or Federal Unemployment Tax Act taxes (i.e., FUTA taxes) or withholding for federal income taxes is required at the time a participant’s stock options are exercised or at the time a participant disposes of some or all of the shares of Common Stock purchased under the ESPP. EOG must however provide a statement to participants which includes the following information: (i) the date the stock option was granted; (ii) the fair market value of our Common Stock on the date the stock option was granted; (iii) the exercise price per share; (iv) the date the stock option was exercised by the participant and our Common Stock was purchased; and (v) the fair market value of our Common Stock on the date the stock option was exercised.

The foregoing is only a summary of the federal income tax consequences to a participant and EOG with respect to the shares of our Common Stock purchased under the ESPP. Reference should be made to the applicable provisions of the Code for more detailed information. In addition, this summary does not discuss the tax consequences of a participant’s death or income tax laws of any state or foreign country in which a participant may reside.

Accounting Matters.  Under GAAP, we must expense the value of stock options granted under the ESPP because the participant is offered a discount in excess of five percent, and the stock option price is based on the lesser of the stock price at the beginning or end of the offering period (a “look-back” provision).

Recommendation and Required Vote

The Board believes that it is in the best interest of EOG to encourage ownership of our Common Stock by our employees, as it helps our employees develop a stronger incentive to work for the continued success of EOG and our subsidiaries. The Board recommends the approval of the amendment to the ESPP extending the term of the ESPP to December 31, 2019 and increasing the shares of our Common Stock available for issuance under the ESPP by 1,000,000 shares.

Our officers and other key employees have an interest in the proposal to approve the amendment to the ESPP since each is eligible to participate in the ESPP and receive stock options granted under the ESPP.

Approval of the amendment to the ESPP shall be effective upon the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to the approval of the amendment to the ESPP will have the effect of a vote against this proposal and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to the proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

ITEM 5.

APPROVAL OF THE EOG RESOURCES, INC.
AMENDED AND RESTATED EXECUTIVE OFFICER ANNUAL BONUS PLAN

Also at the Annual Meeting, EOG stockholders will be asked to vote upon a proposal to approve an amendment and restatement of the EOG Resources, Inc. Executive Officer Annual Bonus Plan (EOG’s current plan or the proposed amended and restated plan, as indicated herein, the “Bonus Plan”).

In February 2010, the Compensation Committee and the Board approved an amendment and restatement of the Bonus Plan to extend the term of the Bonus Plan and effect certain other changes described below, subject to stockholder approval at the Annual Meeting, which the Board recommends. The current Bonus Plan, adopted by the Compensation Committee and the Board in February 2001 and approved by our stockholders at our 2001 annual meeting of stockholders, expires by its terms at the end of this year.

Section 162(m) of the Code generally disallows a tax deduction to public companies for a fiscal year for compensation over $1 million paid individually to a company’s principal executive officer and the other three highest paid executive officers (other than the principal financial officer) as determined on the last day of the fiscal year, unless the compensation qualifies as performance-based compensation. The requirements of Section 162(m) for performance-based compensation include stockholder approval of the material terms of the performance goals under which the compensation is paid. The material terms include (1) the employees eligible to receive compensation upon attainment of a goal, (2) the business criteria on which the goals may be based and (3) the maximum amount payable to an employee upon attainment of a goal.

While we do not design our compensation programs for tax purposes and, under certain circumstances, our Board or the Compensation Committee may determine it is in the best interests of EOG and our stockholders to provide compensation to our executive officers that may not be deductible pursuant to Section 162(m), we nevertheless design our plans to be tax efficient for EOG where possible to do so. Accordingly, the Board believes that it is desirable and in the best interests of EOG and our stockholders to provide an annual bonus plan and that the annual bonuses paid to our executive officers be deductible for federal income tax purposes.

For these reasons, the current Bonus Plan and the proposed amended and restated Bonus Plan have been structured to satisfy the requirements of Section 162(m) for performance-based compensation. Below is a summary of the key provisions of the proposed amended and restated Bonus Plan. Except as noted below, the proposed amended and restated Bonus Plan is substantively identical to our current Bonus Plan. See Appendix C for the full text of the proposed amended and restated Bonus Plan. Our current Bonus Plan is filed as Exhibit C to our definitive proxy statement filed with the SEC on March 29, 2001 in connection with our 2001 annual meeting of stockholders.

Eligibility.  Eligibility under the amended and restated Bonus Plan for a calendar year will be limited to those employees of EOG who are “covered employees” for such calendar year as defined for purposes of Section 162(m), or may be covered employees, as determined by the Compensation Committee, as of the close of such calendar year. A covered employee under Section 162(m) includes EOG’s CEO and the other three highest paid officers (other than EOG’s chief financial officer). For fiscal year 2009, the covered employees or potential covered employees consisted of EOG’s CEO and its other five executive officers.

Administration.  The amended and restated Bonus Plan will be administered by the Compensation Committee and will operate on the basis of the calendar year. The Compensation Committee will be authorized to interpret the amended and restated Bonus Plan and from time to time may adopt such rules, regulations, definitions and forms consistent with the provisions of the amended and restated Bonus Plan as it may deem advisable to carry out the amended and restated Bonus Plan.

Performance Goal.  The performance goal necessary for the payment of bonuses under the amended and restated Bonus Plan will be the achievement of positive adjusted non-GAAP net income available to common stockholders, as reported in our year-end earnings release (versus the performance goal under our current Bonus Plan of positive “Net Income Available to Common,” excluding nonrecurring or extraordinary items, as reported in our year-end earnings release). Bonuses for a calendar year will only be paid upon the attainment of the performance goal for the year, except that, at the sole discretion of the Compensation Committee, all or a portion of a bonus to a participant for a calendar year may be payable upon the death or disability of the participant or the change in ownership or control of EOG (each as determined for purposes of Section 162(m)) even though the performance goal for the calendar year is not or may not be attained. The Compensation Committee will certify in writing prior to payment of any bonuses under the amended and restated Bonus Plan that the performance goal was met.

Maximum Individual Bonus.  No bonus will be paid pursuant to the amended and restated Bonus Plan to any participant for any calendar year that is in excess of $3 million; the current Bonus Plan limits the bonus paid to any participant for any calendar year to $2 million. The Compensation Committee may reduce the bonus payable to any participant below the maximum amount based on such objective or subjective criteria as the Compensation Committee deems appropriate in its sole and absolute discretion.

Form of Payment.  Bonuses awarded under the amended and restated Bonus Plan will be paid in cash or, at the discretion of the Compensation Committee and in lieu of cash payments, in the form of performance stock or performance units awarded under the terms of our 2008 Stock Plan or a successor plan. The amended and restated Bonus Plan also provides for the deferral of the receipt of bonus payouts pursuant to our Deferral Plan.

Effective Date; Term.  If approved by our stockholders, the amended and restated Bonus Plan will be effective January 1, 2010 and will have a term extending to December 31, 2019.

Amendment and Termination.  The Compensation Committee may modify or terminate the amended and restated Bonus Plan (if approved at the Annual Meeting) at any time without prior notice to or the consent of participants; provided that, without the approval of our stockholders, no such amendment will be made that would change the class of employees eligible to receive awards, increase the maximum individual bonus allowed, change the stated performance goal or modify any other material terms of the amended and restated Bonus Plan.

Recommendation and Required Vote

The Board believes that the amended and restated Bonus Plan will provide a valuable benefit to EOG by enhancing its ability to attract and retain highly qualified executive officers. The Board has recommended that the amended and restated Bonus Plan be submitted to the stockholders at the Annual Meeting for their approval.

Our executive officers have an interest in the proposal to adopt the amended and restated Bonus Plan since each is an eligible participant in the bonus awards that may be granted under the amended and restated Bonus Plan by the Compensation Committee.

Approval of the amended and restated Bonus Plan shall be effective upon the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to the approval of the amended and restated Bonus Plan will have the effect of a vote against this proposal and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to the proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

ITEM 6.

STOCKHOLDER PROPOSAL CONCERNING HYDRAULIC FRACTURING

EOG has received a stockholder proposal submitted by Green Century Equity Fund (the “Equity Fund”), located at 114 State Street, Suite 200, Boston, MA 02109, and the following co-filers:

•	Catholic Health East (“CHE”), located at 3805 West Chester Pike, Suite 100, Newtown Square, PA 19073-2304;

•	MMA Praxis Core Stock Fund (“MMA”), located at c/o Mennonite Mutual Aid, 1110 North Main Street, Post Office Box 483, Goshen, IN 46527;

•	the Benedictine Sisters of Mount St. Scholastica (“BSMSS”), located at 801 S. 8th Street, Atchison, KS 66002;

•	The Sustainability Group at Loring, Wolcott & Coolidge (the “Sustainability Group”), located at 230 Congress Street, 12th Floor, Boston, MA 02110; and

•	Trinity Health (“Trinity”), located at c/o Catherine Rowan, Corporate Responsibility Consultant, 766 Brady Ave., Apt. 635, Bronx, NY 10462 (the Equity Fund and such co-filers, collectively, the “Proponents”).

The Equity Fund, CHE, MMA, BSMSS, the Sustainability Group and Trinity owned 2,374 shares, 16,223 shares, 71,800 shares, 461 shares, 140,338 shares and 13,648 shares, respectively, of our Common Stock as of November 19, 2009, November 17, 2009, November 20, 2009, November 23, 2009, November 20, 2009 and November 16, 2009, respectively.

EOG has been notified that the Equity Fund will, on behalf of the Proponents, present the resolution set forth below at the Annual Meeting for consideration by our stockholders. The Proponents’ supporting statement for the resolution, along with the Board’s statement in opposition to the proposal, is set forth below. In accordance with applicable SEC rules, the Proponents’ resolution and supporting statement, for which EOG accepts no responsibility, are set forth below exactly as they were submitted by the Proponents. Proxies solicited on behalf of the Board will be voted “Against” this proposal unless stockholders specify a contrary choice in their proxies.

The Stockholder Proposal

Safer Alternatives for Natural Gas Exploration and Development
EOG Resources, Inc. — 2010

Whereas,
The U.S. Energy Information Administration estimates the United States had 238 trillion cubic feet of natural gas reserves in 2007. Onshore “unconventional production” is estimated to increase by 45% between 2007 and 2030. “Unconventional production” requires hydraulic fracturing, which injects a mix of water, chemicals and particles underground to create fractures through which gas can flow for collection. A government-industry study estimates that 60-80% of natural gas wells drilled in the next decade will require hydraulic fracturing.

The Energy Policy Act of 2005 stripped EPA of authority to regulate fracturing under the Safe Drinking Water Act. State regulation is uneven and limited; as of May 2009, 21 of 31 states surveyed where drilling occurs did not have specific regulations addressing fracturing and 17 did not require companies to list fracturing chemicals they use.

There is virtually no public disclosure of chemicals used at fracturing locations. One independent analysis of fluids used in Colorado identified 174 chemicals of which over 70% are associated with skin, eye or sensory organ effects, respiratory effects and gastrointestinal or liver effects. Because of public concern, in September 2009, some natural gas operators and drillers began advocating greater disclosure.

Fracturing operations can have significant impacts on surrounding communities including the potential for increased incidents of toxic spills from waste water ponds, impacts to local water quantity and quality, and degradation of air quality. Government officials in Ohio, Pennsylvania and Colorado have documented methane gas in drinking water, linked to fracturing operations. Methane gas in household drinking water supplies has caused explosions. In Wyoming, the U.S. Environmental Protection Agency recently found chemicals that are known to be used in fracturing in at least three wells adjacent to drilling operations.

Media attention has increased exponentially. A search of the Nexis Mega-News library on November 11, 2009 found 1807 articles mentioning “hydraulic fracturing” and environment in the last two years, a 265 percent increase over the prior three years.

In the proponents’ opinion, emerging technologies for tracking “chemical signatures” from drilling activities increase the potential for reputational damage and vulnerability to litigation, and weak and uneven regulatory controls and reported contamination incidents necessitate that, to protect their own long-term financial interests, companies must take measures above and beyond regulatory requirements to reduce environmental hazards.

Therefore be it resolved,
Shareholders request that the Board of Directors prepare a report, within six months of the 2010 annual meeting at reasonable cost and omitting proprietary information, on the environmental impact of EOG Resources’ fracturing operations and potential policies for the company to adopt, above and beyond regulatory requirements, to reduce or eliminate hazards to air, water, and soil quality from fracturing.

Supporting Statement

Proponents believe the policies explored by the report should include, among other things, the use of less toxic fracturing fluids, recycling or reuse of waste fluids and other structural or procedural strategies to reduce fracturing hazards.

Board of Directors’ Statement In Opposition to Stockholder Proposal

There have been no known hydraulic fracturing-related incidents of groundwater contamination from any EOG operation and, based on information that we consider reliable, there have been no verified incidents of groundwater contamination from hydraulic fracturing by other operators during the more than 60 years this technology has been in use. EOG believes that its hydraulic fracturing operations, which are subject to federal, state and local laws and state oversight, pose minimal impact to the environment and to human health. EOG has taken prudent steps, through the use of technology and best practices, to further minimize any associated risks. Therefore, either adopting additional policies or procedures or preparing reports for stockholders relating to EOG’s hydraulic fracturing operations is unnecessary and would serve no useful purpose. The Board recommends that you vote “Against” this stockholder proposal.

Hydraulic fracturing is a well-established reservoir stimulation technique used throughout the oil and gas industry. After a well has been drilled and is being completed, a mixture composed primarily of water and sand or inert ceramic, sand-like grains, with a small percentage of special purpose chemical additives (which is highly diluted — typically less than 1% by volume), is pumped at a calculated rate and pressure into the natural gas or crude oil-bearing rock. This generates carefully designed, millimeter-thick cracks or fractures in the target formation. The newly created fractures are propped open by the sand, which allows the natural gas or crude oil to flow from tight (low permeability) reservoirs into the well bore.

Hydraulic fracturing is generally used on crude oil and natural gas formations found thousands of feet below any drinking water aquifers and are typically separated from drinking water aquifers by thousands of feet of impermeable protective rock barrier.

Existing federal, state and local laws and state oversight, plus technologies and best practices developed and adopted by the crude oil and natural gas industry, address all aspects of exploration and production operations, including hydraulic fracturing.

Studies conducted by respected regulators and authorities, including the U.S. Environmental Protection Agency, the Ground Water Protection Council and The Interstate Oil and Gas Compact Commission, which represents the governors of 37 states that produce the majority of U.S. natural gas and crude oil, have verified that hydraulic fracturing is safe and non-threatening to human health and poses little or no risk to underground sources of drinking water.

During a December 2009 hearing of the U.S. Senate Committee on Environment and Public Works, three officials of the U.S. Environmental Protection Agency testified that they were not aware of any verified instances of groundwater contamination caused by hydraulic fracturing.

In May 2009, a report by the Ground Water Protection Council, a nonprofit organization of state ground water regulatory agencies working toward the protection of the ground and drinking water supplies in the United States, concluded that most additives contained in fracture fluids, including sodium chloride, potassium chloride, and diluted acids, present low to very low risks to human health and the environment.

As part of its commitment to environmental stewardship, EOG continuously evaluates all of its business practices, including day-to-day operations such as hydraulic fracturing, chemical additives in fracture fluids, and the recycling and reuse of hydraulic fracturing fluids.

In accordance with federal requirements, material safety data sheets are maintained on every well-site location for every chemical used in hydraulic fracturing. These records describe the physical characteristics of each chemical contained in the fracture fluid, as well as its composition and exposure limits, potential health effects, personal protection information, handling and storage precautions, and spill and emergency first aid procedures. Regulators, among others, have access to such data and such other information concerning the chemical composition of fracture fluids necessary to protect and safeguard human health and the environment. Moreover, the use of the chemicals and the exploration and production activities conducted by EOG are highly regulated by government agencies charged with, among other things, the protection of the environment and the health and safety of the public. Although companies manufacturing and/or selling the additives in fracture fluids usually do not disclose the exact combination of the additives for proprietary and competitive reasons, the chemical additives most typically used in fracture fluids are available to the public on internet websites and in other publications sponsored by oil and gas trade associations.

While the sand or ceramic grains used in hydraulic fracturing remain underground in the rock formation to hold open the fractures, a significant percentage of the water and additives flow back through the well during the initial days of production and are either recycled or properly and safely disposed of through regulated facilities in accordance with federal and state laws and regulations. A small percentage of additives are highly diluted with water and the amount of each is adjusted depending on the characteristics of the rock and the specifics of each well design. In addition, other chemicals, making up a small percentage of the water/sand/chemical mixture, appear at levels well below what could constitute a threat to drinking water and are mostly removed during the extraction process. The balance remains safely contained within the fractured reservoir.

EOG is committed to safeguarding the environment and conducting its business in a manner designed to comply with all applicable environmental laws and regulations, and establishing responsible standards where such laws or regulations do not exist. Compliance with laws and regulations, as well as responding to any changes in such laws and regulations and the adoption of internal policies to meet or exceed applicable legal requirements, is a complex, fundamental task dealt with by EOG’s management on a day-to-day basis.

EOG believes that its hydraulic fracturing operations pose minimal impact to air, water and soil quality and to human health and, moreover, that it has taken prudent steps to minimize any environmental, litigation or reputational risks related to hydraulic fracturing. Further, the preparation of a report of the type requested by the proposal would cause EOG to incur unnecessary expense and impose an administrative burden. Therefore, either the adoption of additional policies or procedures or the preparation of reports to stockholders by EOG relating to hydraulic fracturing is unnecessary and would serve no useful purpose.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “AGAINST” THIS PROPOSAL.

ITEM 7.

STOCKHOLDER PROPOSAL CONCERNING POST-EMPLOYMENT STOCK OWNERSHIP REQUIREMENTS FOR EXECUTIVE OFFICERS

EOG has received a stockholder proposal submitted by the Miami Fire Fighters’ Relief & Pension Fund (the “Pension Fund”), located at 2980 N.W. South River Drive, Miami, FL 33125-1146, stating that it intends to present the resolution set forth below at the Annual Meeting for consideration by our stockholders. The Pension Fund’s supporting statement for the resolution, along with the Board’s statement in opposition to the proposal, is set forth below. As of the close of business on November 16, 2009, the Pension Fund owned 2,355 shares of our Common Stock. In accordance with applicable SEC rules, the Pension Fund’s resolution and supporting statement, for which EOG accepts no responsibility, are set forth below exactly as they were submitted by the Pension Fund. Proxies solicited on behalf of the Board will be voted “Against” this proposal unless stockholders specify a contrary choice in their proxies.

The Stockholder Proposal

Resolved, that stockholders of EOG Resources Inc. (“Company”) urge the Compensation Committee of the Board of Directors (the “Committee”) to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until two years following the termination of their employment (through retirement or otherwise), and to report to stockholders regarding the policy before Company 2010 annual meeting of stockholders. The stockholders recommend that the Committee not adopt a percentage lower than 75% of net after-tax shares. The policy should address the permissibility of transactions such as hedging transactions which are not sales but reduce the risk of loss to the executive.

SUPPORTING STATEMENT

Equity-based compensation is an important component of senior executive compensation at Company. According to the compensation tables in the 2009 Proxy Statement, our CEO has been granted options/SARs/stock awards on 984,866 shares of stock that have not yet been exercised or not yet vested. The Company’s Compensation Committee has established stock ownership guidelines for senior executives ranging from one times base salary for vice presidents up to five times base salary for our CEO ($940,000 base salary times five equals $4.7 million), which are already satisfied — according to the 2009 Proxy Statement, the CEO in 2008 alone exercised options/SARs/stock awards valued at $88,135,942.

However, the Company has no requirement that its executives retain any of their shares following termination of employment. A study of the Company’s proxy statements for the past five years shows that our CEO has exercised options on slightly more than 2 million shares and acquired more than 460,000 shares pursuant to stock awards. Yet page 3 of the 2009 proxy statements shows the CEO’s total stock ownership to be 1,372,407 shares. Obviously, many of the shares the CEO has acquired have not been retained.

We believe requiring senior executives to hold a significant portion of shares obtained through compensation plans after the termination of employment would focus them on Company long-term success and would better align their interests with those of Company stockholders. In the context of the current financial crisis, we believe it is imperative that companies reshape their compensation policies and practices to discourage excessive risk-taking and promote long-term, sustainable value creation. A 2002 report by a commission of The Conference Board endorsed the idea of a holding requirement, stating that the long-term focus promoted thereby “may help prevent companies from artificially propping up stock prices over the short-term to cash out options and making other potentially negative short-term decisions.”

We believe the Company’s current policy of owing stock that is up to five times base salary for its senior executives does not go far enough to ensure that equity compensation builds executive ownership. We also view a retention requirement approach as superior to a stock ownership guideline because a guideline loses effectiveness once it has been satisfied.

We urge stockholders to vote for this proposal.

Board of Directors’ Statement In Opposition to Stockholder Proposal

The proponent’s proposal references companies with a short-term focus, an emphasis on short-term stock price performance and a culture of excessive risk-taking. We believe EOG has demonstrated a solid track record of business practices that underscore its long-term focus. In addition, EOG emphasizes long-term stock price performance and discourages inappropriate, excessive risk-taking. Moreover, EOG’s stock awards to its executive officers, by way of the vesting provisions of the awards, already contain, in effect, a post-retirement stock ownership requirement. Therefore, we believe the proposal should not apply to EOG. The Board recommends that you vote “Against” this stockholder proposal.

During its 10-year history as an independent public company, EOG has maintained a conservative balance sheet, endeavored to provide transparent, easy-to-read public disclosures and avoided the use of complex or “exotic” accounting practices and financing vehicles. Moreover, we have historically maintained one of the lowest, if not the lowest, debt-to-total capitalization ratios among our peer group companies, and have largely grown organically through our exploration and development activities rather than through potentially riskier and dilutive merger-and-acquisition transactions.

In addition, over the last decade, EOG’s stock price performance has significantly exceeded the performance of the Standard & Poor’s 500 Index as well as the stock price performance of substantially all of our peer group companies. We believe this further demonstrates the long-term focus of our executive officers and the alignment of our executive officers’ interests with those of our stockholders. And while oil and gas exploration inherently offers no guarantees of success, we have historically been reluctant to pursue exploration projects that we felt would involve excessive risk. This reluctance to take excessive risks is evidenced by EOG’s relatively immaterial impairment charges (i.e., property value write-downs) over its 10-year history.

Regarding the ownership of EOG stock by our executive officers, it is noteworthy that grants of restricted stock and restricted stock units (“RSUs”) to our executive officers are each subject to a five-year “cliff” vesting period, and that grants of stock appreciation rights (“SARs”) to our executive officers vest over a four-year period, 25% each year. Moreover, a significant portion of the annual bonuses awarded to our executive officers is delivered in restricted stock or RSUs (depending on the executive officer’s age); such awards are subject to the same five-year “cliff” vesting period and thus, we believe, must effectively be “re-earned” over time. In addition to providing a retention component to our compensation program, we believe the vesting periods of our restricted stock, RSUs and SARs incentivize our executive officers to have a long-term perspective, focus on long-term stock price performance and create long-term value for our company and stockholders.

In addition, EOG’s stock awards to its executive officers already contain, in effect, a post-retirement ownership requirement. As disclosed in our prior proxy statements and this proxy statement, upon an executive officer’s retirement from EOG at or after age 62, the terms of the executive officer’s grant agreements provide that the executive officer’s unvested restricted stock and RSU awards will not become 100% vested until six months after the retirement date. Similarly, in the event an executive officer chooses to retire at or after age 55 but prior to age 62 and the retirement is designated in writing by EOG as a “Company-approved retirement prior to age 62,” the terms of the executive officer’s grant agreements provide that the executive officer’s unvested restricted stock and RSU awards and unvested stock options and SARs will not become 100% vested until six months after the early retirement date.

Thus, upon retirement, our executive officers are, in effect, required to hold a portion of their restricted stock and RSU awards and stock option and SAR awards for a period of six months.

EOG’s long-term focus was recently recognized by the Harvard Business Review when it named EOG’s Chairman of the Board and Chief Executive Officer, Mark Papa, one of the best performing CEOs in the world (“The Best-Performing CEOs in the World”, Harvard Business Review, January - February 2010 Issue). Mr. Papa has held his current position since 1999 and has been with EOG and its predecessor companies for over 28 years. The authors of the article ranked the CEOs on three measures: country-adjusted total stockholder return, industry-adjusted total stockholder return and change in market capitalization (during the CEOs’ respective tenures as CEO), based on their belief that CEOs should be measured on how they “handle the ups and downs of running businesses over an extended period.”

The proposal references Mr. Papa’s compensation. At Mr. Papa’s request, his annual base salary has not increased since 2004. Instead, the Compensation Committee has chosen to reward him for EOG’s success and his individual contributions to EOG’s performance (and to ensure that his compensation was competitive) by allocating a significant portion of his total compensation to RSUs that vest over time (the five-year “cliff” vesting period referenced above). It is noteworthy that Mr. Papa’s annual base salary is less than, and in most cases substantially less than, the annual base salaries of the CEOs of the companies that EOG considers peer companies for executive compensation purposes.

The proposal also references Mr. Papa’s 2008 stock option exercises and related share sales. Such exercises and sales were done for financial planning purposes and represented a portion of Mr. Papa’s then-vested stock options and SARs. As noted above, Mr. Papa receives a significant portion of his total compensation in the form of EOG stock and continues to hold a meaningful amount of EOG shares, RSUs, stock options and SARs.

Unless the ownership restriction urged by this proposal is implemented by each of our peer group companies and every other company with which we compete for executive officer talent, the implementation of such a restriction by EOG could significantly impair our ability to retain and incentivize our executive officers as well as our ability to compete in the competitive marketplace for executive officer talent and thus, in turn, could jeopardize EOG’s long-term success. As a matter of principle, we believe our executive officers, after leaving EOG (whether as a result of retirement or otherwise), should have the flexibility to manage their personal financial affairs as they deem appropriate and free of restrictions such as those urged by the proposal.

In summary, we believe EOG has demonstrated a solid track record of business practices that underscore our long-term focus, our emphasis on long-term stock price performance and our discouragement of inappropriate, excessive risk-taking. Therefore, we believe the proposal should not apply to EOG.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “AGAINST” THIS PROPOSAL.

ITEM 8.

STOCKHOLDER PROPOSAL CONCERNING ACCELERATED VESTING OF EXECUTIVE OFFICER STOCK AWARDS UPON A TRIGGERING EVENT

EOG has received a stockholder proposal submitted on behalf of Amalgamated Bank’s LongView LargeCap 500 Index Fund (the “Index Fund”), located at 275 Seventh Avenue, New York, NY 10001, for inclusion in this proxy statement and for consideration by our stockholders at the Annual Meeting. The Index Fund’s resolution and supporting statement, along with the Board’s statement in opposition to the proposal, is set forth below. As of the time the proposal was submitted, the Index Fund beneficially owned 58,585 shares of our Common Stock. In accordance with applicable SEC rules, the Index Fund’s resolution and supporting statement, for which EOG accepts no responsibility, are set forth below exactly as they were submitted by the Index Fund. Proxies solicited on behalf of the Board will be voted “Against” this proposal unless stockholders specify a contrary choice in their proxies.

The Stockholder Proposal

RESOLVED:  The shareholders hereby ask the board of directors of EOG Resources, Inc. to adopt a policy that there shall be no accelerated vesting or removal of restrictions involving equity awards to senior executives upon the occurrence of a triggering event, although a pro rata vesting or removal of restrictions under the terms of the applicable agreement or plan is permitted up to the date of the triggering event. This policy shall not affect any legal obligations that may exist at the time of adoption of the requested policy.

SUPPORTING STATEMENT

Under various employment agreements and plans, the Company’s senior executives will receive “golden parachute” awards under specified circumstances, including a change in control of the Company.

We support the concept of performance-based equity awards to senior executives to the extent that such awards are tailored to align the interests of senior executives with the interests of shareholder. We also believe that severance payments may be appropriate in some circumstances following a change of control.

We are concerned, however, that the Company’s current practices may permit accelerated vesting or removal of restrictions on unearned equity awards at leavels that may have nothing to do with performance.

To put the matter in context, CEO pay levels appear to be excessive at EOG. The Corporate Library reported in August 2009 that Mr. Papa was among the ten highest paid CEOs in 2008, based in part on his exercising options/SARs that resulted in a $69.6 million gain. Risk Metrics Group calculated in 2009 that his pay was nearly twice that of the median peer group CEO pay. Last year’s proxy statement disclosed that Mr. Papa’s total compensation in 2008 exceeded the total paid to the next four senior executives combined.

Moreover, much of his compensation is in the form of equity awards, which are intended to vest over time. However, all restrictions on unvested stock options/SARs and restricted stock or restricted stock units are lifted in various circumstances that may not involve his departure from the Company. One such trigger is the mere announcement of a tender offer that could lead to a change in control, even if the offer fails. According to last year’s proxy statement, the value of such accelerated vesting would exceed $20 million for Mr. Papa.

The board has adopted a plan for pro rata vesting of certain equity awards for senior executives other than Mr. Papa in situations such as involuntary termination or early retirement, but not for a change in control, death or disability.

Even with this change, we believe that accelerated vesting is not in the long-term interest of shareholders. The vesting of equity awards over a period of time is intended to promote long-term improvements in performance. The link between pay and long-term performance can be severed if awards gain value on an accelerated schedule that may or may be tied to performance.

We urge you to vote FOR this proposal.

Board of Directors’ Statement In Opposition to Stockholder Proposal

We believe that provisions providing for the accelerated vesting of, and removal of restrictions involving, executive officer equity awards upon a triggering event, such as a change of control, are for the benefit of a company and its stockholders. In fact, such provisions further the objectives of EOG’s executive compensation program. It is our view that adopting the proposal could disadvantage EOG from a competitive standpoint and, in turn, jeopardize its long-term performance and ability to create and deliver maximum value to its stockholders. The Board recommends that you vote “Against” this stockholder proposal.

EOG’s Compensation Committee, which is comprised of six independent directors, oversees all aspects of EOG’s executive compensation program, including the compensation of the CEO, and annually reviews each component of our executive compensation program.

EOG’s executive compensation program is designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term goals and the creation and enhancement of stockholder value.

In order to compete for executive officer talent, it is imperative that EOG have the ability to:

•	recruit, retain and properly incentivize talented, high-performing executive personnel; and

•	ensure the stability and continuity of EOG’s executive management and its objective input, free of distractions and potential conflicts of interest, to EOG’s Board in the event of a potential change of control transaction.

Accordingly, we believe that contractual agreements and benefit plans for the benefit of key employees in the face of a change of control event (such as a merger, reorganization or tender offer) are necessary and important tools for companies in their efforts to attract, motivate and retain talented, high-performing executive personnel. We also believe that such arrangements allow a company’s executive management to remain objective and focused on protecting stockholders’ interests and maximizing stockholder value during a potential change of control event.

Such arrangements may also enable a company’s executive management to avoid distractions and potential conflicts of interest that could otherwise arise when the company’s board of directors is considering a potential change of control transaction, thus providing stability, ensuring continuity of executive management and keeping executive management’s objective input available to the board during such transaction. For example, a company’s executive management seeking new employment while the company’s board is negotiating a change of control transaction could very well pose a distraction and a potential conflict of interest to the company’s goal of protecting its stockholders’ interests and maximizing stockholder value. From EOG’s perspective, the risk of job loss in connection with a change of control is higher for executive officers and the time necessary to secure appropriate new employment may be longer (as compared to a non-executive employee). Both factors, we believe, are mitigated by arrangements providing for accelerated vesting of, and removal of restrictions involving, executive officer stock awards upon a change of control.

Moreover, accelerated vesting of, and removal of restrictions involving, executive officer equity awards upon a change of control provide a company’s executive officers with the same opportunities as the company’s stockholders. The company’s stockholders are free to sell their stock at the time of the change of control and thereby realize, in full, the value created at the time of the transaction. In the absence of such arrangements or under a pro rata vesting arrangement as advocated by the proposal, a company’s executive officers would not have the opportunity to realize the full value of their equity awards over the terms of such awards and participate with the company’s stockholders in the value created upon the change of control. We believe that the value created at the time of a change of control transaction should be attributed, at least in part, to the efforts and talents of the company’s executive officers.

Unless the prohibition urged by the proposal is implemented by each of EOG’s peer companies and each other company with which EOG competes for executive officer talent, the proposal could, as noted above, significantly disadvantage EOG from a competitive standpoint and, in turn, jeopardize EOG’s long-term performance and ability to create and deliver maximum value to its stockholders.

The proposal also references the alignment of the interests of a company’s executive officers with those of the company’s stockholders and with the creation of long-term stockholder value. It is our view that EOG’s executive compensation program aligns the interests of our executive officers with the interests of our stockholders, as demonstrated by the Compensation Committee’s granting of stock appreciation rights (“SARs”), which are subject to a four-year vesting period, 25% each year, and/or restricted stock and restricted stock units (“RSUs”), which are each subject to a five-year “cliff” vesting period, as a significant part of each executive officer’s annual compensation package. For example, a significant portion of each executive officer’s annual bonus is delivered in restricted stock or RSUs (depending on the executive officer’s age), which portion, we believe, must effectively be “re-earned” over time due to the five-year “cliff” vesting period of such awards. In addition to providing a retention component to our compensation program, we believe the vesting periods of our restricted stock, RSUs and SARs incentivize our executive officers to have a long-term perspective, focus on long-term stock price performance and create long-term value for our company and stockholders.

Moreover, over the past 10 years, EOG’s stock price performance has significantly exceeded the performance of the Standard & Poor’s 500 Index as well as the stock price performance of substantially all of EOG’s peer companies. In addition, the Harvard Business Review recently recognized EOG’s emphasis on long-term stock price performance and maximizing stockholder value, as well as the long-term focus of EOG’s executive officers, when it named EOG’s Chairman of the Board and Chief Executive Officer, Mark Papa, one of the best performing CEOs in the world (“The Best-Performing CEOs in the World”, Harvard Business Review, January-February 2010 Issue). The authors of the article considered three measures: country-adjusted total stockholder return, industry-adjusted total stockholder return and change in market capitalization (during the CEOs’ respective tenures as CEO), based on their belief that CEOs should be measured on how they “handle the ups and downs of running businesses over an extended period.” This further demonstrates, we believe, the alignment of the interests of EOG’s executive officers with those of EOG’s stockholders and with the creation of long-term stockholder value.

The proposal further references Mr. Papa’s compensation and his 2008 stock option exercises and related share sales. Mr. Papa has served as EOG’s Chairman and CEO since 1999 and has been with EOG and its predecessor companies for over 28 years. We believe Mr. Papa’s compensation is appropriate given his contributions to EOG’s success, his performance as Chairman and CEO and EOG’s stock price performance noted above during his tenure as Chairman and CEO.

At his request, Mr. Papa’s annual base salary has not increased since 2004. Instead, the Compensation Committee has chosen to reward him for EOG’s success and his contributions to EOG’s performance (and to ensure that his compensation was competitive) by allocating a significant portion of his total compensation to RSUs, that, as noted above, “cliff” vest after five years. Also, we believe it is noteworthy that Mr. Papa’s annual base salary is less than, and in most cases substantially less than, the annual base salaries of the CEOs of the companies that EOG considers peer companies for executive compensation purposes. Moreover, Mr. Papa’s 2008 stock option exercises and related share sales were done for financial planning purposes and represented only a portion of his then-vested stock options and SARs. Mr. Papa continues to hold a meaningful amount of EOG shares, RSUs, stock options and SARs and thus, we believe, his interests remain aligned with those of our stockholders.

Aside from the matters discussed above, we believe that the proposal has fundamental flaws, in that it does not define or otherwise clarify what is meant by critical terms, including the terms “triggering event” and “pro rata vesting.” As a result, the proposal is unclear and subject to different interpretations as to which triggering events are contemplated by the proposal; presumably a change of control would be a “triggering event” and the proposal seems to contemplate a change of control as such an event, but the proposal is not clear as to whether other events, such as disability, death and involuntarily termination, would be “triggering events;” consequently, the proposal is unclear regarding the circumstances under which accelerated vesting of, and removal of restrictions involving, unvested equity awards held by our executive officers would be prohibited if the proposal were to be implemented. Likewise, the proposal is unclear as to how pro rata vesting would be administered and calculated if the proposal were to be implemented.

We believe that the current structure of EOG’s executive compensation program, including the provisions of EOG’s program providing for the accelerated vesting of, and removal of restrictions involving, executive officer equity awards upon a triggering event, is appropriate and effective, is consistent with the compensation practices of our peer companies and is in the best interest of EOG and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “AGAINST” THIS PROPOSAL.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders may propose matters to be presented at stockholder meetings and may also nominate persons to be directors of EOG. Formal procedures have been established for those proposals and nominations.

Proposals for 2011 Annual Meeting of Stockholders and 2011 Proxy Materials

Proposals of holders of our Common Stock intended to be presented at our 2011 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices, 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, no later than November 25, 2010.

Nominations for 2011 Annual Meeting of Stockholders and for Any Special Meetings of Stockholders

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Pursuant to our bylaws, nominations of persons for election to our Board may be made at a meeting of our stockholders:

•	pursuant to our notice of the meeting;

•	by or at the direction of the Board; or

•	by any of our stockholders who is a stockholder of record at the time of giving the notice discussed below and at the time of the meeting, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice requirements of Article II, Section 3 of our bylaws.

Nominations by any of our stockholders shall be made pursuant to timely notice in writing to our Corporate Secretary. To be timely, notice given by a stockholder shall be delivered to our Corporate Secretary at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, (1) with respect to an election to be held at our 2011 annual meeting of stockholders, no earlier than December 29, 2010 and no later than January 28, 2011 and (2) with respect to an election to be held at a special meeting of our stockholders for the election of directors, not earlier than the close of business on the 120th day, and not later than the close of business on the later of the 90th day, prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

The notice shall set forth the information required by Article II, Section 3 of our bylaws, including, but not limited to, (1) such stockholder’s name and address, as such information appears on our books, (2) the number of shares of our Common Stock which are directly or indirectly beneficially owned by the stockholder, (3) all other direct or indirect interests of such stockholder in our Common Stock (including derivative and “short” interests), (4) any arrangement pursuant to which such stockholder has a right to vote any shares of our Common Stock, (5) all information relating to such stockholder’s director nominee that would be required to be disclosed in a proxy statement in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (6) a description of all direct and indirect compensation and other material monetary agreements and relationships between such stockholder and such proposed nominee, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the stockholder making the nomination were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

In the event a person is validly designated as a nominee to the Board and shall thereafter become unable or unwilling to stand for election to the Board, the Board or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

Notwithstanding our bylaw provisions described above, a stockholder shall also comply with all applicable requirements of the Exchange Act and the related rules and regulations thereunder with respect to the matters set forth in such bylaw provisions.

Other Stockholder Business for 2011 Annual Meeting of Stockholders

For other business (other than director nominations) to be brought before an annual meeting of stockholders by any of our stockholders, the stockholder must have given timely notice, in writing, to our Corporate Secretary of the business to be brought before the annual meeting. To be timely with respect to our 2011 annual meeting of stockholders, notice given by a stockholder must be delivered to our Corporate Secretary at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, no earlier than December 29, 2010 and no later than January 28, 2011.

The notice shall set forth the information required by Article II, Section 3 of our bylaws, including, but not limited to, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, (3) any material interest of such stockholder in such business, (4) such stockholder’s name and address, as such information appears on our books, (5) the number of shares of our Common Stock which are directly or indirectly beneficially owned by the stockholder, (6) all other direct or indirect interests of such stockholder in our Common Stock (including derivative and “short” interests) and (7) any arrangement pursuant to which such stockholder has a right to vote any shares of our Common Stock.

GENERAL

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

By Order of the Board of Directors,

MICHAEL P. DONALDSON
Corporate Secretary

Houston, Texas
March 25, 2010

Appendix A

Second Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

WHEREAS, EOG Resources, Inc. (the “Company”) has heretofore adopted and maintains the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended by the First Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, dated effective as of September 4, 2008, the “Plan”); and

WHEREAS, the Company desires to amend the Plan, and the Compensation Committee of the Board of Directors of the Company and the stockholders of the Company, pursuant to Section 15.1 of the Plan, have approved the proposed amendments to the Plan set forth below;

NOW, THEREFORE, the Plan is amended as follows:

1. Clause (a) of Section 2.6 of the Plan is hereby amended and restated in its entirety to provide as follows:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time, (the “Exchange Act”) (a “Covered Person”) of Beneficial Ownership of 20% or more of either (i) the then outstanding shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a) of this Section 2.6, the following acquisitions shall not constitute a Change in Control of the Company: (1) any acquisition of shares of the Company directly from the Company, (2) any acquisition of shares of the Company by the Company, (3) any acquisition of shares of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (4) any acquisition of shares of the Company by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection 2.6(c) of this Section 2.6 or (5) an acquisition by a Qualified Institutional Investor, but only for so long as such investor remains a Qualified Institutional Investor; or

2. Sections 2.35, 2.36, 2.37, 2.38, 2.39, 2.40, 2.41, 2.42, 2.43, 2.44, 2.45 and 2.46 shall be renumbered as Sections 2.36, 2.37, 2.38, 2.39, 2.40, 2.41, 2.42, 2.43, 2.44, 2.45, 2.46 and 2.47, respectively and a new Section 2.35 shall be added to the Plan to provide as follows:

2.35 “Qualified Institutional Investor” means, as of any time of determination, a Person that is described in Rule 13d-l(b)(1) promulgated under the Exchange Act (as such Rule is in effect on the date hereof) and is eligible to report (and, if such Person is the Beneficial Owner of greater than 5% of the shares of common stock of the Company, does in fact report) beneficial ownership of common stock of the Company on Schedule 13G, and such Person (i) is not required to file a Schedule 13D (or any successor or comparable report) with respect to its beneficial ownership of common stock of the Company, and (ii) shall be the Beneficial Owner of less than 15% of the Outstanding Company Common Stock; provided, however, that a Person which would constitute a Qualified Institutional Investor except for its failure to satisfy clause (ii) of this definition shall nonetheless constitute a Qualified Institutional Investor if (A) such Person or an Affiliate of such Person shall have, as of December 31, 2004, reported beneficial ownership of greater than 5% of the common stock of the Company for a period of two consecutive years, (B) such Person shall be the Beneficial Owner of less than 15% of the Outstanding Company Common Stock (including in such calculation the holdings of all of such Person’s Affiliates and Associates (as defined in Rule 12b-2 of the Exchange Act) other than those which, under published interpretations of the Securities and Exchange Commission or its Staff, are eligible to file separate reports on Schedule 13G with respect to their beneficial ownership of the common stock of the Company), and (C) such Person shall be the Beneficial Owner of less than 30% of the Outstanding Company Common Stock.

Solely for the purposes of the above definition of “Qualified Institutional Investor”, a person shall be deemed to be the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities (i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to (ii)(B) above) or disposing of any securities of the Company.

3. Section 4.2(a) of the Plan is hereby amended and restated in its entirety to provide as follows:

4.2 Dedicated Shares; Maximum Awards.

(a) Number of Shares of Stock Dedicated under the Plan for Awards.

(i) The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 12,900,000.

(ii) The aggregate number of shares of Stock with respect to which Full Value Awards may be granted under the Plan is 4,800,000.

(iii) The aggregate number of shares with respect to which ISOs may be granted under the Plan is 2,000,000.

4. Clauses (a) and (b) of Section 13.1 of the Plan are hereby amended and restated in their entirety to provide as follows:

(a) Any and all Options and SARs granted hereunder shall become immediately vested and exercisable upon the effective date of the Change in Control of the Company;

(b) any Period of Restriction and restrictions imposed on Restricted Stock and Restricted Stock Units shall lapse upon the effective date of the Change in Control of the Company;

[SIGNATURE PAGE TO FOLLOW]

AS AMENDED HEREBY, the Plan is specifically ratified and reaffirmed.

Dated effective as of January 1, 2010.

ATTEST:	EOG RESOURCES, INC.
By:	By:

Appendix B

Amendment to EOG Resources, Inc. Employee Stock Purchase Plan

WHEREAS, EOG Resources, Inc. (the “Company”) has heretofore adopted and maintains the EOG Resources, Inc. Employee Stock Purchase Plan (the “Plan”); and

WHEREAS, the Company desires to amend the Plan, and the Board of Directors of the Company and the shareholders of the Company, pursuant to Sections 1.4 and 9.2 of the Plan, have approved the amendments to Section 1.1 and 1.2 of the Plan set forth below;

NOW, THEREFORE, the Plan is amended as follows:

1. Section 1.1 of the Plan is hereby amended and restated in its entirety to provide as follows:

1.1 Purpose. The purpose of this Plan is to provide Employees of the Company and its Affiliates which adopt the Plan with an opportunity to purchase Stock of the Company through offerings of options at a discount and thus develop a stronger incentive to work for the continued success of the Company and its Affiliates. Therefore, this Plan is available to all Employees of every Employer upon their fulfilling the eligibility requirements of Section 3.1. Any Affiliate may adopt it with the approval of the Committee by fulfilling the requirements of Section 8.1. This Plan is sponsored by the Company. Unless terminated by the Company earlier, the Plan will terminate on December 31, 2019.

2. Section 1.2 of the Plan is hereby amended and restated in its entirety to provide as follows:

1.2 Share Commitment. The aggregate number of Shares authorized to be sold pursuant to Options granted under this Plan is 2,000,000 Shares, subject to adjustment as provided in this Section. Any Shares relating to Options that are granted, but subsequently lapse, are canceled, or are otherwise not exercised by the Exercise Date, shall be available for future grants of Options.

In the event of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Shares, or the like, as a result of which shares shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, the total number of Shares authorized to be committed to this Plan, the number of Shares subject to each outstanding Option and the Option Price applicable to each Option shall be appropriately adjusted by the Committee.

[SIGNATURE PAGE TO FOLLOW]

B-1

AS AMENDED HEREBY, the Plan is specifically ratified and reaffirmed.

Dated effective as of January 1, 2010.

ATTEST:	EOG RESOURCES, INC.
By:	By:

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Appendix C

EOG Resources, Inc. Amended and Restated Executive Officer Annual Bonus Plan

I. Purpose of the Plan.  The Amended and Restated Executive Officer Annual Bonus Plan (the “Plan”) of EOG Resources, Inc. (the “Company”) is designed to enhance the Company’s ability to attract and retain highly qualified executives and provide additional financial incentives to such executives to promote the success of the Company.

II. Eligibility.  Eligibility under this Plan for a calendar year is limited to those employees of the Company who are “covered employees” for such calendar year as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), or such employees of the Company who the Committee (as defined in Article III), in its sole discretion, determines may be “covered employees” as of the close of such calendar year.

III. Administration.  The Plan shall be administered by the Compensation Committee of the Board of Directors comprised solely of two or more outside directors (the “Committee”) and shall operate on the basis of the calendar year. The Committee is authorized to interpret the Plan and from time to time may adopt such rules, regulations, definitions and forms consistent with the provisions of the Plan as it may deem advisable to carry out the Plan.

IV. Performance Goal.  Bonuses paid under the Plan are intended to constitute qualified performance-based compensation for purposes of Section 162(m). The performance goal for a calendar year necessary for the payment of bonuses under the Plan for the calendar year will be the achievement of positive adjusted non-GAAP net income available to common stockholders, as reported in the Company’s year-end earnings release. Bonuses for a calendar year under the Plan shall be paid solely on account of the attainment of the performance goal for the year, provided that, at the sole discretion of the Committee, all or a portion of a bonus to a Participant for a calendar year may be payable under the Plan upon the death or disability of the Participant or the change of ownership or control of the Company (each as determined for purposes of Section 162(m)) even though the performance goal for such calendar is not or may not be attained for the calendar year of such death, disability or change of ownership or control. The Committee will certify in writing prior to payment of any bonuses under the Plan that the performance goal was met.

V. Maximum Individual Bonus.  In no event shall a bonus paid pursuant to the Plan to any Participant for any calendar year be in excess of three million dollars ($3,000,000). The Committee may decrease the bonus payable to any Participant below the maximum amount based on such objective or subjective criteria as the Committee deems appropriate in its sole and absolute discretion.

VI. Form of Payment.  Bonuses awarded pursuant to the Plan to any Participant shall be paid in cash or at the discretion of the Committee, in lieu of such cash payments, in the form of performance stock or performance units awarded under the terms of the Company’s 2008 Omnibus Equity Compensation Plan, or a successor plan. In addition, the Committee may permit Participants to defer the receipt of the payment of a Bonus awarded pursuant to the Plan under the Company’s 409A Deferral Plan (or a similar plan sponsored by the Company, if any) in accordance with the terms of such plan.

VII. Unfunded Nature of Plan.  The Plan shall constitute an unfunded, unsecured obligation of the Company to make bonus payments from its general assets in accordance with the provisions of the Plan. The establishment of the Plan shall not be deemed to create a trust. No participant shall have any security or other interest in any assets of the Company.

VIII. Prohibition Against Assignment or Encumbrance.  No right, title, interest or benefit hereunder shall ever be liable for or charged with any of the torts or obligations of a Participant, or be subject to seizure by any creditor of a Participant or any person claiming under a Participant. No Participant nor any person claiming under a Participant shall have the power to sell, transfer, pledge, anticipate or dispose of any right, title, interest or benefit hereunder in any manner until the same shall have been actually distributed free and clear of the terms of the Plan. Plan Not an Employment Contract. Nothing in the adoption or implementation of the Plan shall confer on any

C-1

Participant any right to continued employment by the Company or affect in any way the right of the Company to terminate a Participant’s employment.

IX. Severability.  In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

X. Withholding of Taxes.  The Company shall have the right to deduct from any payment made under the Plan any foreign, federal, state or local taxes required by law to be withheld with respect to such payments.

XI. Applicable Law.  The Plan shall be governed and construed in accordance with the laws of the State of Texas, except to the extent such laws are preempted by an applicable federal law.

XII. Rights of Company.  Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.

XIII. Effective Date.  Upon approval by the stockholders of the Company at the 2010 Annual Meeting of Stockholders, the amendment and restatement of the Plan shall be considered effective as of January 1, 2010.

XIV. Amendment and Termination of the Plan.  The Committee may modify or terminate the Plan at any time without prior notice to or consent of Participants or the stockholders of the Company; provided that, without the approval of the stockholders of the Company, no such amendment shall be made that would change the class of Employees eligible to receive awards under the Plan, increase the maximum individual bonus allowed under the Plan, change the stated performance goal, or modify any other material terms of the Plan.

C-2

EOG RESOURCES, INC. 1111 BAGBY SKY LOBBY 2 HOUSTON, TX 77002

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 27, 2010. Have your proxy card in hand when you access the web site and then follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by EOG Resources, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2010. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to EOG Resources, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
If you would like to attend the annual meeting and vote in person, you may contact EOG Resources, Inc. at (713) 651-6260 (Attention: Corporate Secretary) for directions to the annual meeting. Please see the proxy statement for annual meeting attendance requirements.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M20548-P87648	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

EOG RESOURCES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1:	To elect seven directors of the Company to hold office until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified.
	Nominees:	For	Against	Abstain
						For	Against	Abstain
	1a. George A. Alcorn	☐	☐	☐
2.     To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent public accountants, as auditors for the Company for the year ending December 31, 2010.

	1b. Charles R. Crisp	☐	☐	☐		☐	☐	☐
3. To approve an amendment to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan to increase the number of shares available for issuance under the plan and effect certain other changes.
	1c. James C. Day	☐	☐	☐		☐	☐	☐

	1d. Mark G. Papa	☐	☐	☐	4. To approve an amendment to the EOG Resources, Inc. Employee Stock Purchase Plan to increase the number of shares available for purchase under the plan and to extend the term of the plan.	☐	☐	☐

	1e. H. Leighton Steward	☐	☐	☐
5. To approve an amendment and restatement of the EOG Resources, Inc. Executive Officer Annual Bonus Plan to extend the term of the plan and effect certain other changes.
	1f. Donald F. Textor	☐	☐	☐		☐	☐	☐

	1g. Frank G. Wisner	☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING PROPOSALS:

					6. Stockholder proposal concerning hydraulic fracturing, if properly presented.	☐	☐	☐

					7. Stockholder proposal concerning post-employment stock ownership requirements for executive officers, if properly presented.	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.				☐
					8. Stockholder proposal concerning accelerated vesting of executive officer stock awards upon a triggering event, if properly presented.	☐	☐	☐
Please indicate if you plan to attend this meeting.		☐	☐

		Yes	No

IMPORTANT: Please date this proxy and sign exactly as your name appears above. If stock is held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and others signing in a representative capacity, please give your full titles. If a corporation, please sign in full corporate name by president or other duly authorized officer. If a partnership, please sign in partnership name by duly authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2010 Annual Meeting of Stockholders
Wednesday, April 28, 2010
3:00 P.M.

Doubletree Hotel

Nautile Meeting Room

400 Dallas Street

Houston, Texas
Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting of
Stockholders To Be Held on April 28, 2010:
The Notice of Annual Meeting of Stockholders, 2010 Proxy Statement and 2009 Annual Report
are available at www.proxyvote.com and at www.eogresources.com/investors/annreport.html.

M20549-P87648

EOG RESOURCES, INC.

2010 ANNUAL MEETING OF STOCKHOLDERS
April 28, 2010
     The enclosed form of proxy is solicited by the Board of Directors of EOG Resources, Inc.
            The undersigned stockholder of EOG Resources, Inc., a Delaware corporation (the “Company”), by signing this proxy, hereby revokes all prior proxies and appoints Frederick J. Plaeger, II and Michael P. Donaldson with full power of substitution, as true and lawful agents and proxies to represent the undersigned at the 2010 annual meeting of stockholders to be held on Wednesday, April 28, 2010, at 3:00 p.m., Houston time, and at any adjournments thereof, and to vote all the shares of common stock of the Company held of record by the undersigned at the close of business on March 1, 2010. The Board of Directors recommends a vote “FOR” each of the nominees for directors, “FOR” Items 2, 3, 4 and 5 and “AGAINST” Items 6, 7 and 8, as set forth on the reverse side.
            SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTORS, “FOR” ITEMS 2, 3, 4 AND 5, “AGAINST” ITEMS 6, 7 AND 8 AND, IN THE DISCRETION OF THE AGENTS AND PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Do not return your proxy card if you are voting by Internet or telephone.
Address Change/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(continued on other side)